UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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 METLIFE, INC.
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MetLife

Navigating life together

Notice of 2021 Annual Meeting & Proxy Statement

MetLife, Inc.
200 Park Avenue, New York, NY 10166
April 28, 2021
Dear Fellow Shareholder:
This past year has been unlike any other in contemporary history. It is remarkable how dramatically the world changed in 2020, and how quickly we all had to adapt.
While much in the world is different, the strength and resilience of MetLife has remained constant. Over the company’s 153-year history, it has delivered protection for customers, opportunity for employees, and sustainable value for shareholders, even in times of crisis, loss and disruption.
It has been more than a year since the Board has all been in the same room, yet we met twice as many times in 2020 as we did the year before. Our strong focus has been on overseeing the Company’s risk management, operations, investments, and emerging threats, while also ensuring that compensation practices keep the incentives of management strongly aligned with those of shareholders.
Of particular importance in 2020 was the Company’s response to the COVID-19 pandemic. MetLife’s first priority is the health and safety of its customers and employees. These risks have been expertly managed by accelerating the development of flexible, agile and digital methods for continuing to serve and support customers when in-person interactions are not possible.
Even amid the challenges of the global pandemic, the Company had a strong year. MetLife’s diversification has been a source of strength and the executive team has successfully managed unanticipated variability in claims, service utilization and investment returns, while remaining extremely disciplined on expenses and risk exposure.
At a day-long session in September, the Board and management pressure-tested every aspect of the Company’s Next Horizon strategy. We came away firmly convinced that the strategy remains the best path forward. Its key pillars – Focus, Simplify and Differentiate – have served MetLife well and will guide its future success.
Another way MetLife stands apart is its long-established reputation for corporate social responsibility. Environmental, social and governance (ESG) principles are an increasingly important part of the Company’s operations and decision-making.
We know these principles are important to the Company’s stakeholders as they choose where to invest and work, and with whom they do business. The Board wants MetLife to be that choice every time. To better inform those decisions, we have bolstered our sustainability reporting to align with the relevant elements of the third-party reporting frameworks developed by the Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures, in response to feedback from our shareholders.
No one knows how they will perform in a crisis until one arrives. In 2020, MetLife responded with compassion and urgency to the pandemic while remaining focused on its long-term objectives. The Company’s success speaks for itself. On behalf of the entire Board of Directors, we are very proud of all MetLife has done on behalf of its stakeholders.
To our shareholders specifically, whose patience with MetLife is being rewarded with a significant increase in value, thank you for your continued confidence in this great company.
Sincerely,
R. Glenn Hubbard
Chairman of the Board
MetLife, Inc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Place: Virtually via the Internet at www.virtualshareholdermeeting.com/MET2021 Date: June 15, 2021 Time: 2:30 p.m., Eastern Time Record Date: April 22, 2021
  ITEMS OF BUSINESS:
1.The election of 12 Directors named in the Proxy Statement, each for a one-year term;
2.The ratification of the appointment of Deloitte & Touche LLP as MetLife, Inc.’s independent auditor for 2021;
3.An advisory (non-binding) vote to approve the compensation paid to MetLife, Inc.’s Named Executive Officers; and
4.Such other matters as may properly come before the meeting.

Information about the matters to be acted upon at the meeting is contained in the accompanying Proxy Statement.
MetLife, Inc. common stock shareholders of record at the close of business on April 22, 2021 will be entitled to vote at the meeting or any adjournment or postponement thereof.
Due to the ongoing COVID-19 pandemic, and in order to protect the health and well-being of our shareholders, employees and Directors, we will hold the Annual Meeting solely by means of remote communication. There will be no in-person meeting at our offices. For additional details, including information on how to participate in the virtual-only Annual Meeting, see Information About the Annual Meeting, Proxy Voting, and the Board of Directors.
By Order of the Board of Directors,

Timothy J. Ring
Vice President and Secretary
New York, New York
April 28, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 15, 2021:
The accompanying Proxy Statement, the MetLife, Inc. 2020 Annual Report to Shareholders, and the Letter to Shareholders are available at www.proxyvote.com. The 2021 annual meeting of shareholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/MET2021.

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PROXY STATEMENT
This Proxy Statement contains information about the 2021 annual meeting of shareholders (the Annual Meeting) of MetLife, Inc. (including its corporate affiliates, where applicable, MetLife or the Company). The Company is providing proxy materials to solicit proxies on behalf of the MetLife Board of Directors (the Board of Directors or the Board). It is sending certain shareholders a Notice of Internet Availability of Proxy Materials (Notice) on or about April 29, 2021. The Notice includes instructions on how to access the Proxy Statement, 2020 Annual Report to Shareholders, and Letter to Shareholders online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April 29, 2021. See “Accessing your proxy materials” in Information About the Annual Meeting, Proxy Voting, and the Board of Directors for additional information.

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A NOTE ABOUT FINANCIAL MEASURES
In this Proxy Statement, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). You should not view these Non-GAAP financial measures as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

($ in millions, except per share data and as otherwise indicated)	2015	2016	2017	2018	2019	2020

Net income (loss) available to MetLife, Inc.’s common shareholders		$747	$3,907	$4,982	$5,721	$5,191
Net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share		$0.67	$3.62	$4.91	$6.06	$5.68
Return on MetLife, Inc.’s common stockholder equity		1.0%	6.3%	9.6%	9.8%	7.6%
Net investment income						$17,117
Book value per common share				$51.53	$68.62	$78.67
Expense ratio	24.6%	22.9%	21.7%	18.9%	19.9%	18.4%
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders				110%	73%	67%

	2012	2013

Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders (1)	218%	57%

1 As published; has not been modified for restatements, acquisitions or dispositions, discontinued operations or new accounting standards.

2020
($ in millions)	U.S.	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$3,224	$1,565	$280	$327	$976	$(749)

EMEA refers to Europe, the Middle East, and Africa.

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This Proxy Statement refers to Core (underlined terms have the meanings ascribed to them in the Glossary) financial measures, including:
•Core Adjusted Earnings;
•Core Adjusted EPS;
•Core Adjusted ROE;
•Core Direct Expense Ratio;
•Core Free Cash Flow; and
•Core Free Cash Flow Ratio.
Core Adjusted ROE excludes accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA).
Core Direct Expense Ratio excludes pension risk transfers.
Book Value Per Share excludes AOCI other than FCTA. Book Value Per Share is not presented in Core form.

MetLife’s Business Plan measures are on a Core basis, except:
• Business Plan goals for the purposes of the 2020 AVIP were based on Adjusted Earnings, and are not modified for Notable Items or other Core modifications; and
• 2018-2020 Business Plan goals for purposes of Performance Shares were based on Adjusted Earnings and are not modified for Notable Items.
See Appendix B for further information.

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PROXY SUMMARY
This summary provides highlights of information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.
Voting Your Shares

Record Date	April 22, 2021

Voting	Shareholders as of the record date are entitled to vote. Each share of MetLife common stock (a Share) is entitled to one vote for each Director nominee and one vote for each of the other proposals.
Your vote is important. Shareholders of record may vote their Shares electronically at the Annual Meeting or by using any of the following methods. Beneficial owners whose Shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions received from such nominee.

Internet	Telephone	Mail
www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 14, 2021	1-800-690-6903 no later than 11:59 p.m., Eastern Time, June 14, 2021	Complete, sign, and return your proxy card by mail (if you received printed copies of the proxy materials) so that it is received by MetLife c/o Broadridge prior to the Annual Meeting.

Proposals for Your Vote

Proposals	Board Recommendation	Vote Required
Proposal 1 Election of 12 Directors named in this Proxy Statement to one-year terms	FOR each nominee	Majority of Shares voted
Proposal 2 Ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2021	FOR	Majority of Shares voted
Proposal 3 Advisory vote to approve compensation paid to the Company’s Named Executive Officers	FOR	Majority of Shares voted

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Next Horizon Strategy
MetLife continues to demonstrate its commitment to superior execution of its Next Horizon strategy.

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MetLife’s Long-Term Value Creation

Returned ~$19.2B in dividends and buybacks 2016-2020

Delivered ~50% Core Adjusted EPS growth 2016-2020

Improved Core Adjusted ROE by ~400 bps to 12.3% 2016-2020

Improved Core Free Cash Flow Ratio from 31% to 78% since 2012

Increased VNB by ~16% since 2016

The Core Adjusted ROE improvement is measured from January 1, 2016 to December 31, 2020.
The Core Free Cash Flow Ratio for the 2012-2013 average is without modification for acquisitions or dispositions, discontinued operations, or new accounting standards.
The Value of New Business (VNB) increase is a compounded annual growth rate from 2016 to 2020.

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Reduced Expenses - Improved Margin

~230 bps
14.3%
13.3%
13.3%
12.9%
12.6%
12.0%
2015
2016
2017
2018
2019
2020

Core Direct Expense Ratio

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MetLife’s Globally-Diversified, Market-Leading Businesses

Regional percentages of 2020 Core Adjusted Earnings, excluding Corporate & Other. U.S. includes MetLife Holdings.

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Executive Pay for Performance
The Company maintained its pay for performance practices in 2020. The vast majority of the Total Compensation for 2020 performance for the individuals listed in the Summary Compensation Table (the Named Executive Officers) was variable and depended on performance.
MetLife’s compensation design continues to align its executives and other senior management with shareholder value. Most of MetLife’s Named Executive Officers Total Compensation depends directly on Share value and performance, and 70% of their stock-based long-term incentives (LTI) depends on performance against Business Plan goals and Total Shareholder Return (TSR) relative to peers.

Named Executive Officers Total Compensation for 2020

Business Plan Goal	Met or Exceeded

Core Adjusted Earnings	✓
Core Adjusted Earnings Per Share	✓
Core Adjusted ROE	✓
Core Direct Expense Ratio	✓
Book Value Per Share	✓
Core Free Cash Flow Ratio	✓

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MetLife’s Compensation Committee continued to link pay and performance by:
✓    considering the Company’s successful financial performance and progress on Next Horizon strategic objectives - as well as individual executive performance - in determining compensation actions for 2020 without making any adjustments to goals set before the COVID-19 pandemic.
✓    approving funding for MetLife AVIP at 100.8% of target based on the Company’s 2020 Adjusted Earnings performance, meeting the Business Plan goal as originally set prior to the COVID-19 pandemic.

✓    approving the settlement of 2018-2020 Performance Shares at 110.8% of target, an improvement over the prior period (2017-2019) payout largely due to improved Total Shareholder Return (TSR) relative to peers while the Adjusted ROE relative to Business Plan once again exceeded target performance.

Adjusted ROE	TSR

107.5%
TARGET
Actual
12.2%
114.0%
TARGET
Actual
57th
percentile
Performance Factor 110.8% (average)

✓    maintaining the portion of new LTI granted in Performance Shares at 70% of the total award value to foster executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted ROE against the Business Plan.
✓    incorporating sound risk management through appropriate financial metrics, non-formulaic awards, and Chief Risk Officer program review.
Key highlights of performance the Compensation Committee considered in making Total Compensation decisions for the Executive Officers, and how it aligned those decisions with performance, are described in the Compensation Discussion and Analysis.

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Executive Compensation Practices with Strong Corporate Governance Features, including:

Compensation Promotes MetLife’s Success	Safeguards to Protect Shareholder Interests

✓ Vast majority of compensation is performance-based
✓ 3-year vesting period for LTI, with Performance Shares based on both internal goals and relative performance
✓ Share ownership requirements
✓ Incentive award total funding determined by business performance and individual awards driven by individual contributions
✓ Incentives promote prudent risk-taking (no formulaic awards; key performance indicator excludes net investment gains/losses, net derivative gains/losses, and variable investment income +/-10% from goal; use multi-year performance to determine the payout value of LTI)
✓ Performance-based compensation recoupment (“clawback”) policy

No supplemental retirement plan for Executive Officers
No excessive perquisites
No repricing/replacing stock options unless shareholder approved
No “single trigger” change-in-control severance pay or vesting of LTI awards without the opportunity to substitute with alternative deferred awards
No change-in-control severance beyond 2x average salary and annual cash incentive pay
No excise tax payment/gross-up for change-in-control payments, or tax gross-up for any perquisites or benefits (except certain relocation/other transitionary arrangements)
No pledging, hedging, short sales, or trading in puts/calls
No employment contracts with U.S.-based Executive Group

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Shareholder Engagement
In 2020, in addition to the ongoing outreach of the Company’s Investor Relations team, Chief Executive Officer (the CEO) and Chief Financial Officer (the CFO), MetLife conducted its annual governance-focused shareholder engagement process led by the Corporate Secretary and involving the Chief Sustainability Officer, the Senior Vice President, Executive Compensation, and other members of management. The Company invited holders of approximately 55.8% of MetLife outstanding shares (not including MetLife Policyholder Trust shares) and leading proxy advisory firms to meet and share their views on issues important to them, and ultimately engaged with holders of approximately 14.2% of MetLife outstanding shares (not including MetLife Policyholder Trust shares). Many shareholders who declined an invitation to engage stated that they had no concerns which merited engagement. No shareholder expressed concerns about the Company’s executive compensation, Board composition or governance structure.
The business impact of the COVID-19 pandemic and the Company’s response were top-of-mind among the shareholders with whom the Company engaged. Diversity, equity and inclusion remained key areas of focus, as did sustainability, including sustainable investing and sustainability disclosure. In response to their feedback, the Company has continued to enhance its sustainability disclosure and align it to the relevant elements of the reporting frameworks developed by the Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures. For more information about the Company’s sustainability efforts and achievements, see Sustainability at MetLife.
The Company continues to believe shareholder engagement is an important component of good governance practice and enriches Board discussion. MetLife looks forward to continuing to engage with its shareholders, formally and informally, on issues important to them.

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Sustainability at MetLife
MetLife focuses on creating a positive impact for customers, employees, shareholders, communities, and the environment, by aligning the Company’s environmental, social, and governance (ESG) objectives with its purpose and business mission.

2020 METLIFE HIGHLIGHTS
$58 billion MetLife Investment Management (MIM) assets under management in Responsible Investments (as of December 31, 2019, the latest data available)	$25 million Granted by MetLife Foundation to assist in COVID-19 relief and recovery in the communities where it does business	60,000 hours Of volunteering completed by MetLife employees globally	$5 million Of additional support committed by MetLife Foundation over three years to advance racial equity in the U.S.

$3.4 billion In spend annually with diverse suppliers	$750 million Green bond issuance, the industry’s first “green” funding agreement-backed note	30% women Comprise MetLife’s Executive Officers	1st U.S.-based insurer To sign on to the United Nations Women’s Empowerment Principles

2020 AWARDS AND RECOGNITIONS
Corporate Sustainability Practices	Diversity, Equity, and Inclusion	Climate and Environmental Action

•First U.S.-based life insurer to join the U.N. Global Compact, the world’s largest corporate sustainability initiative
•Fortune Magazine’s list of the “World’s Most Admired Companies”
•Highest-ranked insurer (19th) on Newsweek’s inaugural 2020 list of “Most Responsible Companies”
•Included on the FTSE4Good Index
•Named to Dow Jones Sustainability Index (North America), for the fifth consecutive year

•Recognized by Women’s Forum of New York as a “Corporate Champion”
•Named to Working Mother Media’s list of the “2020 Top Companies for Executive Women”
•Included on the Bloomberg Gender- Equality Index, for the sixth consecutive year
•Named “America’s Top Corporations for Women’s Business Enterprises” by the Women’s Business Enterprise National Council
•Achieved 100% on the Human Rights Campaign’s Corporate Equality Index for LGBTQ-inclusive workplace policies and practices, for the 18th consecutive year
•Ranked 15th in the S&P 500 Index for gender equality by Equileap

•Received U.S. Environmental Protection Agency’s 2020 ENERGY STAR Partner of the Year Award, for the second consecutive year
•Received 5-star ratings from the Global Real Estate Sustainability Benchmark for two of MIM’s real estate partnership funds

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Working Toward Achieving the United Nations Sustainable Development Goals - 2020 Company Highlights

•Committed $25 million through MetLife Foundation to assist in COVID-19 relief and recovery
•Donated healthcare-related materials to hospitals and communities
•Enhanced benefits to support MetLife employees during the pandemic

•First U.S.-based insurer to sign on to the United Nations Women’s Empowerment Principles
•Worked with external initiatives such as the U.N. Women Global Innovation Coalition for Change, Catalyst’s Gender and Diversity KPI Alliance, CEO Champions for Change, and CEO Action for Diversity and Inclusion
•As of December 31, 2020, women represented 52 percent of the Company's workforce, and 42 percent of managers

•Achieved over $58 billion in Responsible Investments for MIM assets under management, as of December 31, 2019 (latest data available)
•Launched a mandatory inclusion education course for all employees
•Paid out $30 billion in claims and benefits to customers

•MetLife Foundation committed an additional $5 million over three years to advance racial equity in the U.S.
•Promoted 22 percent of participants in MetLife’s leadership development program for women within two years
•Announced 11 new 2030 Environmental Goals •Established MetLife’s first Global Environmental Policy •Achieved Carbon Neutrality for the fifth consecutive year

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For definitional purposes:
Carbon Neutrality means eliminating or offsetting all greenhouse gas emissions across a company’s operations. For MetLife, in 2020, this goal applied to GHG emissions from all of MetLife’s owned and leased properties across the world, as well as its fleet of automobiles in the Auto & Home business line (Scope 1 and 2 Emissions). The goal also applies to the company’s employee business travel (Scope 3 Emissions).
Green Investments means investments in projects, infrastructure, or companies that support or provide environmentally friendly products and practices.
Impact Investments means investments made with the intention to generate positive, measurable social and environmental impact alongside a financial return.
Responsible Investments means investments that achieve both a market financial return and promote social and/or environmental benefits. Responsible investments at MetLife include infrastructure, Green Investments, municipal bonds, affordable housing, and Impact Investments.

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Best Practices in Corporate Governance
The Company has a proven track record of implementing best practices in corporate governance.

Governance Best Practices		Robust Shareholder Rights
Independent Chairman of the Board
Independent Board Committees
Diverse Board
  Frequent Board executive sessions
  Comprehensive annual Board and
Committee assessment process
  Publicly disclosed political contributions
  Committee Chair rotation
Robust shareholder engagement program
Annual election of all Directors Shareholder right to call special meeting Shareholder proxy access Majority vote standard for Director elections No “poison pill”

Sound Policies Share ownership requirements for executives and Directors Policy prohibiting hedging or pledging Company securities Performance-based compensation recoupment (“clawback”) policy
Board Oversight of Risk Management
The Company’s Board of Directors has active and robust practices in risk management oversight:
•    The Finance and Risk Committee oversees assessment, management, and mitigation of material risks, as well as capital and liquidity management practices.
•    Other committees also have significant risk management oversight responsibilities:
✓    Audit: internal controls, information security and cybersecurity, and relevant legal and regulatory compliance;
✓    Governance and Corporate Responsibility: ethics, compliance programs, sales practices, management succession, and activities, initiatives and efforts related to sustainability, diversity and inclusion, and reputation and culture;
✓    Investment: investment portfolio risks; and
✓    Compensation: compensation plan risks (e.g., avoiding incentives to take excessive risk).

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Director Nominees’ Diversity, Independence, Tenure, and Experience

The Company has nominated highly qualified independent leaders to serve on its Board of Directors.

1Based on Directors self-identifying their race and ethnicity based on the following categories, developed by Institutional Shareholder Services: Asian; Black/African American; Caucasian/White; Hispanic/Latin American; Indian/South Asian; Middle Eastern/North African; Native American/Alaskan Native; Native Hawaiian/Other Pacific Islander; Other; and Prefer not to disclose.

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For a more detailed description of the above skills and experiences, see Board Composition and Refreshment.

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The following table provides summary information about each Director nominee. The designations below will be effective June 15, 2021, immediately following the Annual Meeting, provided that each Director is re-elected.

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Director Nominee	Primary Qualifications	Independent	Committee Membership					
			Audit	Compensation	Executive	Finance and Risk	Governance and Corporate Responsibility	Investment
William E. Kennard Former U.S. Ambassador to the European Union	- Corporate Governance / Public Company Board - Global Literacy - Regulated Industry / Government - Investments	●			●	●		CHAIR
Michel A. Khalaf President and Chief Executive Officer, MetLife, Inc.	- Executive Leadership - Financial Services - Global Literacy - Regulated Industry / Government				CHAIR			
Catherine R. Kinney Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.	- Executive Leadership - Corporate Governance / Public Company Board - Financial Services - Regulated Industry / Government	●	●	●		●		
Diana L. McKenzie Former Chief Information Officer, Workday, Inc.	- Executive Leadership - Regulated Industry / Government - Consumer Insight / Analytics - Technology	●	●			●		
Denise M. Morrison Former President and Chief Executive Officer, Campbell Soup Company	- Executive Leadership - Corporate Governance / Public Company Board - Global Literacy - Consumer Insight / Analytics	●		●	●		CHAIR	●
Mark A. Weinberger Former Global Chairman and Chief Executive Officer, EY	- Executive Leadership - Corporate Governance / Public Company Board - Financial Expertise, CFO and Audit - Corporate Affairs	●	●				●

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PROPOSAL 1 — ELECTION OF DIRECTORS FOR A ONE-YEAR TERM ENDING AT THE 2022 ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors recommends that you vote FOR the election of each of the Director nominees.
The Company’s success and long-term value depend on the judgment, skills, and experiences of its Directors. As a Board, these individuals oversee MetLife’s business policies and strategies. They also oversee the CEO and the other Executive Officers in their management of the Company’s business.
The Board of Directors currently has 12 members serving terms of office ending at the Annual Meeting.
Each Director nominee is currently serving as a MetLife Director and has agreed to continue to serve if elected. The Board of Directors has no reason to believe that any nominee would be unable to serve if elected. However, if for any reason a nominee should become unable to serve at or before the Annual Meeting, the Board could reduce the size of the Board or nominate a replacement candidate for election. If you granted a proxy to vote your Shares for the election of an unavailable candidate, the individuals who have your proxy could use their discretion to vote for a replacement candidate nominated by the Board. The proxies will not have authority to vote for a greater number of nominees than the number of nominees named on the proxy card.

Each of the Director nominees also serves as a director of Metropolitan Life, a direct, wholly-owned subsidiary of MetLife with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act), in connection with the issuance of certain insurance products. The common stock of Metropolitan Life is not publicly traded.
In light of the individual skills and experiences of each of our Director nominees, the Board of Directors has concluded that each Director nominee should be elected at the Annual Meeting and recommends that you vote FOR the election of each of the Director nominees.

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Board Composition and Refreshment
The Company believes that an effective, experienced, and diverse Board of Directors is crucial to the Company’s governance framework and business success. The Governance and Corporate Responsibility Committee (the Governance Committee), which is principally responsible for identifying and recommending director candidates, looks for candidates with sound judgment and character who are committed to MetLife’s values, and can effectively oversee the Company’s business. To assist with candidate assessment, the Committee utilizes a matrix, which is reviewed annually, of the relevant skills and experiences that evolve with the Company’s business and strategy. With this in mind, the Board, led by the Governance Committee Chair, identified the following skills and experiences as most relevant for the Company’s Board at this time:

Executive Leadership. Public company CEO or senior executive experience managing a complex organization.	Financial Expertise, CFO and Audit. Experience as financial expert and/or a public company CFO or audit partner.

Corporate Governance / Public Company Board. Experience in public company corporate governance related issues, policies, and best practices.	Risk Management. Experience in risk management with oversight of different types of risk.

Financial Services. Experience working as a senior finance executive or insurance industry expertise.	Consumer Insight / Analytics. Experience in marketing and interpreting consumer behaviors.

Global Literacy. Experience as a senior executive working for an international company or working or living in countries outside of the U.S.	Technology. Experience with innovative technology, digital and technology-driven issues, and the related regulatory landscape.

Regulated Industry / Government. Experience in operating businesses in similar, highly regulated industries, interacting with regulators, and policymakers and/or working in government.	Corporate Affairs. Experience in corporate affairs, philanthropy, community development, and environmental or corporate responsibility.

Investments. Experience in financial investments markets and investment decisions and strategy.

The Governance Committee and the Board regularly discuss Board succession planning in light of the Board’s collective skills, experiences, backgrounds, and diversity, though the Company does not have a formal Board diversity policy. The Governance Committee is particularly focused on ensuring that the candidates for key Board positions, such as Chairman of the Board and Committee Chairs, have the appropriate skills and experiences. The current composition of our Board reflects those efforts and the importance of diversity to the Board.	Five new directors since 2016

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Director Nominees

Cheryl W. Grisé age 68, Former Executive Vice President, Northeast Utilities

Director since 2004
Ms. Grisé’s experience as the Chief Executive Officer of a major enterprise subject to complex regulations has provided her with a substantive understanding of the challenges of managing a highly regulated company such as MetLife. With her executive background and her experience as General Counsel and Corporate Secretary, Ms. Grisé brings a unique perspective on the Board’s responsibility for overseeing the management of a regulated enterprise and the effective functioning of the Company’s corporate governance structures.

Primary Qualifications	Executive Leadership Regulated Industry / Government	Corporate Governance / Public Company Board Corporate Affairs
Professional Highlights:
•Northeast Utilities (now Eversource Energy), a public utility holding company engaged in the distribution of electricity and natural gas (1980 – 2007)
–Executive Vice President (December 2005 – July 2007)
–Chief Executive Officer of principal operating subsidiaries (September 2002 – January 2007)
–President, Utility Group, Northeast Utilities Service Company (May 2001 – January 2007)
–President, Utility Group (May 2001 – December 2005)
–Senior Vice President, Corporate Secretary and General Counsel (1998 – 2001)
Other Professional and Leadership Experience:
•Trustee Emeritus, University of Connecticut Foundation
•Trustee Emeritus, Kingswood Oxford School
•Senior Fellow, American Leadership Forum

•Other public company directorships: PulteGroup, Inc.; ICF International
Education:
•B.A., University of North Carolina at Chapel Hill
•J.D., Thomas Jefferson School of Law
•Executive Management Program, Yale University School of Organization and Management

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Carlos M. Gutierrez age 67, Former U.S. Secretary of Commerce

Director since 2013
As Chairman and Chief Executive Officer of Kellogg Company, Secretary Gutierrez gained deep insight into the complex challenges of guiding a large enterprise in a competitive global economy and a deep understanding of what drives consumers. As Secretary of Commerce, he worked with government and business leaders to promote America’s economic interests. Secretary Gutierrez’s unique mix of experience gives him a valuable perspective and ability to oversee management’s efforts to grow and develop MetLife’s global business and its interactions with domestic and foreign governments, and regulators.

Primary Qualifications	Executive Leadership Global Literacy	Corporate Governance / Public Company Board Consumer Insight / Analytics
Professional Highlights:
•Co-Founder, Chairman and Chief Executive Officer, EmPath, Inc., a human capital technology company (August 2020 – Present)
•The Albright Stonebridge Group, a consulting firm (April 2013 – July 2020)
–Co-Chair (February 2014 – July 2020)
–Vice Chair (April 2013 – February 2014)
•Vice Chairman, Institutional Client Group, Citigroup Inc., a financial services corporation (January 2011 – February 2013)
•Chairman and Founding Consultant of Global Political Strategies, a division of APCO Worldwide, Inc., a consulting firm (2010 – 2011)
•Secretary of Commerce of the United States (February 2005 – January 2009)
•Kellogg Company, a manufacturer of packaged food products (1975 – 2005)
–Chairman and Chief Executive Officer (2000 – 2005)
–Chief Executive Officer (1999 – 2000)
–President and Chief Operating Officer (1998 – 1999)

Other Professional and Leadership Experience:
•Member, Tent Partnership for Refugees Advisory Council
•Co-founder, TheDream.US
•Former Chairman, National Foreign Trade Council
•Former member, U.S. Chamber of Commerce’s U.S.-India Business Council
•Member, Board of Directors, PwC (United States)

•Other public company directorships: Occidental Petroleum Corporation

•Prior public company directorships (past five years): Time Warner, Inc.
Education:
•Instituto Tecnologico y de Estudios Superiores de Monterrey, Business Administration Studies

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Table of Contents	2021 Proxy Statement

Gerald L. Hassell age 69, Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation

Director since 2018
A seasoned executive in financial services, Mr. Hassell brings extensive financial services expertise to MetLife. As the Chairman and Chief Executive Officer of The Bank of New York Mellon Corporation (BNY Mellon), he successfully led a large and complex financial institution and oversaw risk management in a highly regulated industry, with a sophisticated understanding of shareholder value creation. These experiences and expertise are important to the Board’s oversight of the Company’s design and approach to risk management. In addition, his commitment to social responsibility and community development makes him a valuable resource for MetLife’s corporate and social responsibility initiatives.

Primary Qualifications	Executive Leadership Financial Expertise, CFO and Audit	Regulated Industry / Government Risk Management
Professional Highlights:
•BNY Mellon, a financial services corporation
–Chairman of the Board (August 2011 – December 2017)
–Chief Executive Officer (August 2011 – July 2017)
–President, The Bank of New York Company, Inc. (merged with Mellon Financial Corporation in 2007 to form BNY Mellon) (September 1998 – July 2007)
–Various other executive leadership positions
Other Professional and Leadership Experience:
•Member of:
–Board of Trustees, Duke University
–Board of Directors, Duke University Health System
•Director Emeritus of:
–Lincoln Center for the Performing Arts
–Big Brothers and Big Sisters of New York City
•Former member, the Financial Services Forum
•Other public company directorships: Comcast Corporation

•Prior public company directorships (past five years): BNY Mellon
Education:
•B.A., Duke University
•M.B.A., New York University Stern School of Business

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David L. Herzog age 61, Former Chief Financial Officer and Executive Vice President, American International Group

Director since 2016
Mr. Herzog brings more than three decades of life insurance and financial services expertise to MetLife. His experience as the Chief Financial Officer of a global insurance company uniquely positions him to enhance shareholder value by leveraging his financial and risk management expertise, executive leadership experience, and deep understanding of the insurance business. These qualities and his broad knowledge of and experience in accounting are valuable to the Board’s oversight of MetLife management.

Primary Qualifications	Executive Leadership Global Literacy	Financial Services Financial Expertise, CFO and Audit
Professional Highlights:
•American International Group (AIG), an insurance company (2000 – 2016)
–Chief Financial Officer and Executive Vice President (October 2008 – April 2016)
–Senior Vice President and Comptroller (June 2005 – October 2008)
–Chief Financial Officer for worldwide life insurance operations (April 2004 – June 2005)
–Vice President, Life Insurance (2003 – 2004)
–Various senior officer positions, including Chief Financial Officer and Chief Operating Officer of American General Life following its acquisition by AIG
•Various executive positions, GenAmerica Corporation, an insurance company (1991 – 2000), including:
–Chief Financial Officer (1999 – 2000)
–President, GenAm Shared Services (1998 – 1999)
•Controller, Family Guardian Life Insurance Company, later known as Citicorp Life Insurance Company, an insurance company (1987 – 1991)
•Coopers & Lybrand, an accounting firm and a predecessor firm of PricewaterhouseCoopers LLP (1982 – 1987)
Other Professional and Leadership Experience:
•Member, Board of Directors, PCCW Limited (Hong Kong)
•Member of numerous professional and civic organizations, including the Investment Advisory Committee, University of Missouri
•Former member of numerous professional and civic organizations, including:
–Federal Advisory Committee on Insurance
–Dean’s Advisory Board, University of Missouri,Trulaske College of Business
–Multiple Sclerosis Association of America

•Other public company directorships: Ambac Financial Group, Inc.; DXC Technology Company
Education:
•B.S., University of Missouri-Columbia
•M.B.A., University of Chicago Booth School of Business

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R. Glenn Hubbard, Ph.D.
age 62, Dean Emeritus and Russell L. Carson Professor of Economics and Finance, Graduate School of Business, Columbia University, and Professor of Economics, Faculty of Arts and Sciences, Columbia University

Independent Chairman of the Board
Director since 2007
As an economic policy advisor to the highest levels of government and financial regulatory bodies, Dr. Hubbard has an unparalleled understanding of global economic conditions and emergent regulations, and economic policies. This expertise contributes to the Board’s understanding of how shifting economic conditions and developing regulations, and economic policies may impact MetLife’s investments, businesses, and operations worldwide.

Primary Qualifications	Corporate Governance / Public Company Board Investments	Regulated Industry / Government Corporate Affairs
Professional Highlights:
•Columbia University, a private research university
–Dean Emeritus, Graduate School of Business (2019 – Present)
–Dean, Graduate School of Business (2004 – 2019)
–Russell L. Carson Professor of Economics and Finance, Graduate School of Business (1994 – Present)
–Professor of Economics, Faculty of Arts and Sciences (1997 – Present)
•Co-Chair, Committee on Capital Markets Regulation, an independent nonprofit research organization (2006 – Present)
•Chairman, President’s Council of Economic Advisers, an agency within the Executive Office of the President of the United States (2001 – 2003)
•Chairman of the Economic Policy Committee, Organization for Economic Cooperation and Development, an international economic and trade organization (2001 – 2003)
•Deputy Assistant Secretary for Tax Policy, United States Department of the Treasury (1991 – 1993)
Other Professional and Leadership Experience:
•Member of numerous professional and civic organizations, including:
–Council on Foreign Relations
–Advisory Board of the National Center on Addiction and Substance Abuse
–Board of Directors, Resources for the Future

•Other public company or registered investment company directorships: BlackRock Fixed Income Funds (a fund complex comprised of 109 mutual funds)

•Prior public company directorships (past five years): Automatic Data Processing, Inc.
Education:
•B.A. and B.S., University of Central Florida
•Ph.D. and A.M., Harvard University

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Edward J. Kelly, III age 67, Former Chairman, Institutional Clients Group, Citigroup Inc.

Director since 2015
Mr. Kelly’s extensive leadership experience as an executive in the financial services industry further strengthens the Board’s strong qualifications to oversee the execution of MetLife’s strategies in complex legal and regulatory environments. His experience includes key roles in building a client-centric model and managing the global operations of a major financial institution. Further, Mr. Kelly’s deep knowledge of investments and financial products and services makes him a valuable asset to MetLife and its shareholders.

Primary Qualifications	Executive Leadership Financial Services	Corporate Governance / Public Company Board Global Literacy
Professional Highlights:
•Citigroup Inc., a financial services corporation
–Chairman, Institutional Clients Group (January 2011 – July 2014)
–Chairman, Global Banking (April 2010 – January 2011)
–Vice Chairman (July 2009 – March 2010)
–Chief Financial Officer (March 2009 – July 2009)
–Head of Global Banking (September 2008 – March 2009)
–President and Chief Executive Officer, Citi Alternative Investments (March 2008 – August 2008)
–President, Citi Alternative Investments (February 2008 – March 2008)
•Managing Director, The Carlyle Group, an asset management firm (July 2007 – January 2008)
•Executive and leadership positions at various organizations, including:
–The PNC Financial Services Group, Inc., a financial services corporation (March 2007 – June 2007)
–Mercantile Bankshares Corporation, a financial services corporation (March 2001 – March 2007)
–J.P. Morgan Chase & Co. (and its predecessor company J.P. Morgan & Co. Incorporated), a financial services corporation (November 1994 – January 2001)
•Partner, Davis Polk & Wardwell LLP, a law firm (January 1988 – October 1994)
Other Professional and Leadership Experience:
•Lecturer, University of Virginia School of Law
•Former Trustee, Sweet Briar College
•Former Trustee, The Focused Ultrasound Foundation

•Other public company directorships: Citizens Financial Group

•Prior public company directorships (past five years): CSX Corporation; XL Group Ltd
Education:
•A.B., Princeton University
•J.D., University of Virginia School of Law

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William E. Kennard age 64, Former U.S. Ambassador to the European Union

Director since 2013
Mr. Kennard’s career has provided him with public policy and global investment expertise. As United States Ambassador to the European Union, Mr. Kennard worked to promote transatlantic trade and investment and reduce regulatory barriers to commerce. In his years of public service, Mr. Kennard advanced technology access to underserved populations. Mr. Kennard’s extensive regulatory and international experience enhances the Board’s ability to oversee MetLife’s strategies.

Primary Qualifications	Corporate Governance / Public Company Board Regulated Industry / Government	Global Literacy Investments
Professional Highlights:
•Co-Founder and Non-Executive Chairman, Velocitas Partners LLC, an asset management firm (November 2013 – Present)
•Co-Founder, Astra Capital Management, a private equity firm (June 2016 – Present)
•Member of Operating Executive Board, Staple Street Capital, a private equity firm (November 2013 – Present)
•United States Ambassador to the European Union (December 2009 – August 2013)
•Managing Director, The Carlyle Group, an asset management firm (May 2001 – December 2009)
•United States Federal Communications Commission (December 1993 – January 2001)
–Chairman (November 1997 – January 2001)
–General Counsel (December 1993 – November 1997)
•Partner, Verner, Liipfert, Bernhard, McPherson and Hand (now DLA Piper), a law firm (April 1984 – December 1993)
Other Professional and Leadership Experience:
•Member of:
–Board of Directors, Eagle Hill School
–Board of Directors, International African American Museum
–Advisory Board, Artificial Intelligence Foundation
•Trustee, Yale University

•Other public company directorships: Duke Energy Corporation (until May 2021); AT&T Inc.; Ford Motor Company
Education:
•B.A., Phi Beta Kappa, Stanford University
•J.D., Yale Law School

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Michel A. Khalaf age 57, President and Chief Executive Officer, MetLife, Inc.

Director since 2019
Mr. Khalaf brings to the Board deep knowledge of the insurance industry, an entrepreneurial spirit, and strong leadership skills, which he developed during his long and successful career in the life insurance industry. With significant global experience spanning Europe, Middle East and Africa (EMEA), Asia, and the U.S., he has excelled across a wide range of markets, businesses, and cultures. Since joining MetLife in 2010 with the acquisition of American Life Insurance Company (Alico), he has driven innovation, capital efficiency, and profitable growth in the markets he has led.

Primary Qualifications	Executive Leadership Global Literacy	Financial Services Regulated Industry / Government
Professional Highlights:
•MetLife, Inc.
–President and Chief Executive Officer (May 2019 - Present)
–President, U.S. Business and EMEA (July 2017 – April 2019)
–President, EMEA (November 2011 – June 2017)
–MetLife Executive Officer (since November 2011)
–Executive Vice President, Middle East, Africa and South Asia (MEASA) Region (November 2010 – November 2011)
•Alico / AIG, an insurance company
–Regional President, MEASA Region, Alico (2008 – 2010)
–Deputy President & Chief Operating Officer, AIG-Philamlife, Philippines (2006 – 2008)
–Regional Senior Vice President, AIG-Amplico Life, Poland (2001 – 2006)
–General Manager, Alico Egypt (1996 – 2001)
–Chief Operating Officer, Alico Unionvita, Italy (1994 – 1996)
–Deputy General Manager, Alico Bahamas (1992 – 1994)
–Regional Investment Manager, Alico Paris (1990 – 1992)
–Mr. Khalaf began his career as an investment officer at Alico headquarters in Wilmington, Delaware

Other Professional and Leadership Experience:
•Member of:
–Advisory Board, U.S. Chamber of Commerce China Center (Chair)
–Board of Directors, U.S.-China Business Council
–Board of Directors, Geneva Association
–Board of Directors, New York City Partnership
Education:
•B.S., Engineering, Syracuse University
•M.B.A., Finance, Syracuse University

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Catherine R. Kinney age 69, Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.

Director since 2009
Ms. Kinney’s experience as a senior executive and Chief Operating Officer of a multinational, regulated entity, her key role in transforming the New York Stock Exchange (NYSE) to a publicly held company, and her leadership in developing and establishing the NYSE corporate governance standards for its listed companies (including MetLife) demonstrate her knowledge of and experience with issues of corporate development, transformation, and governance. These qualities are relevant to ensuring that the Board establishes and maintains effective governance structures appropriate for a global provider of insurance and financial products and services.

Primary Qualifications	Executive Leadership Financial Services	Corporate Governance / Public Company Board Regulated Industry / Government
Professional Highlights:
•NYSE Euronext, a provider of financial services including securities exchange and clearing operations
–Served in Paris, France, with responsibility for overseeing the global listing program, marketing, and branding (July 2007 – March 2009)
–President and Co-Chief Operating Officer, NYSE (merged with Euronext in 2008 to form NYSE Euronext) (2002 – 2008)
–Ms. Kinney joined the NYSE in 1974 and held management positions in several divisions, with responsibility for all client relationships (1996 – 2007), trading floor operations and technology (1987 – 1996), and regulation (2002 – 2004)
Other Professional and Leadership Experience:
•Member, Economic Club of New York
•Member, Finance and Investment Committees, Archdiocese of New York
•Member, Board of Directors and Investment and Regional Grant Committees, Mother Cabrini Health Foundation
•Member, Women’s Forum of New York
•Member and former Chair, Board of Trustees, Catholic Charities of the Archdiocese of New York
•Former Trustee, Georgetown University

•Other public company directorships: MSCI Inc.; QTS Realty Trust, Inc.; SolarWinds Corporation

•Prior public company directorships (past five years): NetSuite, Inc.
Education:
•B.A., magna cum laude, Iona College
•Advanced Management Program, Harvard Graduate School of Business
•Honorary Degrees: Georgetown University; Fordham University; Rosemont College

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Diana L. McKenzie age 56, Former Chief Information Officer, Workday, Inc.

Director since 2018
With nearly three decades of experience, culminating in her role as Chief Information Officer of Workday, Inc., Ms. McKenzie is a technology leader and innovator who brings deep digital, technology, and cybersecurity knowledge and perspective to the Board. This expertise provides guidance to the Board as MetLife continues to build out its digital capabilities, navigate the regulatory landscape, and support its global operations to best serve its customers.

Primary Qualifications	Executive Leadership Consumer Insight / Analytics	Regulated Industry / Government Technology
Professional Highlights:
•BrightInsight, Inc., a provider of digital health platforms for biopharma and medical device companies
–Advisor (October 2020 – Present)
•EmPath, Inc., a human capital technology company
–Advisor (October 2020 – Present)
•DLM Horizons, LLC, a consulting company
–Consultant (May 2020 – Present)
•Brighton Park Capital, an investment firm
–Senior Advisor (July 2019 – Present)
•Metis Strategy, a consulting firm
–Executive in Residence (August 2019 – December 2019)
•Workday, Inc., a financial and human capital management software company
–Chief Information Officer (February 2016 – July 2019)
•Amgen Inc., a biotechnology company
–Senior Vice President and Chief Information Officer (December 2010 – February 2016)
–Vice President, Amgen Enterprise Technology Services and Enterprise Architecture (February 2007 – December 2010)
–Executive Director, Amgen Information Systems, Product Development and Commercialization (February 2004 – February 2007)
•Eli Lilly and Company, a pharmaceutical company
–Group Director, Lilly Research Laboratories, Product Development and Commercialization (January 2000 – February 2004)
–Various Information Systems leadership roles supporting Research & Development, Corporate Engineering, Human Resources, and IT Architecture, Strategy, and Planning (January 1987 – December 1999)

Other Professional and Leadership Experience:
•Executive Advisor, World 50 CIO Community
•Member of:
–Athena Alliance
–T200, Advancing Women in Technology
–Ridge Ventures CIO Advisory Council
•Co-Founder, Silicon Valley Women’s CIO Council
•Independent Director, Paradox
•Former Co-Chair, Board of Directors, Long Term Services of Ventura County, Inc.

•Other public company directorships: Change Healthcare Inc.; Vertex Pharmaceuticals Incorporated
Education:
•B.S., Purdue University
•Information Technology Management Program, University of California, Los Angeles

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Denise M. Morrison age 67, Former President and Chief Executive Officer, Campbell Soup Company

Director since 2014
Ms. Morrison has a long and distinguished track record of building strong businesses and growing iconic brands. Her experience as Chief Executive Officer of a global company provides her with a strong understanding of the key strategic challenges and opportunities of running a large, complex business, including financial management, operations, risk management, talent management, and succession planning. Ms. Morrison’s strong commitment to corporate social responsibility and civic engagement make her a valuable resource for MetLife and its shareholders.

Primary Qualifications	Executive Leadership Global Literacy	Corporate Governance / Public Company Board Consumer Insight / Analytics
Professional Highlights:
•Senior Advisor, PSP Capital, a private equity firm (August 2019 – December 2020)
•Founder, Denise Morrison & Associates LLC, a consulting firm (October 2018 – Present)
•Campbell Soup Company, a food and beverage company (2003 – 2018)
–President and Chief Executive Officer (August 2011 – May 2018)
–Executive Vice President and Chief Operating Officer (October 2010 – July 2011)
–President, North America Soup, Sauces and Beverages (October 2007 – September 2010)
–President, Campbell USA (June 2005 – September 2007)
–President, Global Sales and Chief Customer Officer (April 2003 – May 2005)
•Kraft Foods, Inc., a food and beverage company (1995 – 2003)
–Various leadership roles, including: Executive Vice President and General Manager, Kraft Snacks (2001 –2003); Executive Vice President and General Manager, Kraft Confections (2001); Senior Vice President and General Manager, Nabisco Down the Street (2000); Senior Vice President, Nabisco Sales and Integrated Logistics (1998 – 2000)
•Various senior marketing and sales positions, Nestlé USA, Inc., a food and beverage company (1984 – 1995)
•Various trade and business development positions, PepsiCo, Inc., a food and beverage company (1982 – 1984)
•Various sales management positions, The Procter & Gamble Company, a consumer products company (1975 – 1982)
Other Professional and Leadership Experience:
•Trustee, Boston College
•Member, Advisory Board, Tufts University Friedman School of Nutrition Science and Policy
•Member, The Business Council
•Member, Advisory Council, Just Capital
•Former Co-Chair, Board of Directors, Consumer Goods Forum
•Former member, Board of Directors, Catalyst
•Former member, Business Roundtable

•Other public company directorships: Visa Inc.; Quest Diagnostics Inc.

•Prior public company directorships (past five years): Campbell Soup Company
Education:
•B.S., Boston College
•Honorary Doctorate, Saint Peter’s University

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Mark A. Weinberger age 59, Former Global Chairman and Chief Executive Officer, EY

Director since 2019
Mr. Weinberger brings his experience leading a global organization, working at the highest levels of government, and as an entrepreneur to MetLife. During Mr. Weinberger’s tenure as the Global Chairman and CEO of Ernst & Young (EY), a leading global professional services organization, he championed increasing diversity at all levels and creating a more inclusive culture. Mr. Weinberger provides a unique lens to the MetLife boardroom, having served throughout his career in a variety of diverse leadership roles, including as Chairman and Chief Executive Officer, operating executive, government leader, advisor, and startup founder.

Primary Qualifications	Executive Leadership Financial Expertise, CFO and Audit	Corporate Governance / Public Company Board Corporate Affairs
Professional Highlights:
•Partner, EYEA, LLP, a member firm of EY (July 2008 – December 2019)
•EY, a leading global professional services organization
–Global Chairman and Chief Executive Officer (July 2013 – June 2019)
–Global Chairman and CEO-elect (January 2012 – June 2013)
–Global Vice Chairman, Tax (July 2008 – March 2012)
–Various other leadership positions (1987 – 2008)
•Assistant Secretary of the U.S. Department of the Treasury (Tax Policy) (2001 – 2002)
•Co-Founder and Principal, Washington Counsel, P.C., a law and legislative advisory firm (1996 – 2000)
•Partner, Oldaker, Ryan & Leonard, a law firm (1995 – 1996)
•Chief of Staff, U.S. President Bill Clinton’s Bipartisan Commission on Entitlement and Tax Reform (1994)
•Chief Tax and Budget Counsel, U.S. Senate (1991 – 1994)

Other Professional and Leadership Experience:
•Strategic Advisor, FCLTGlobal
•Member of numerous professional and civic organizations, including:
–Board of Trustees, U.S. Council for International Business
–Board of Trustees, Emory University
–Board of Trustees, Case Western Reserve University
•Former Audit Committee Chair and member, Board of Directors, Business Roundtable
•Former Audit Committee Chair and member, Board of Directors, Catalyst

•Other public company directorships: Johnson & Johnson; Saudi Aramco; Accelerate Acquisition Corp.
Education:
•B.A., Emory University
•M.B.A. and J.D., Case Western Reserve University
•L.L.M., Georgetown University Law Center
•Honorary Doctorate, American University

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Corporate Governance
The Board of Directors recognizes the importance of effective corporate governance in fulfilling its responsibilities to shareholders. This section describes some of MetLife’s key governance practices.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines that set forth the Board’s policies on a number of governance-related matters, including:
•Director qualification standards, independence requirements, and responsibilities;
•identification of candidates for Board positions;
•Director membership on other public company boards;
•management succession;
•Director access to management and outside advisors, including certain provisions to ensure that any advisor or consultant retained to advise the Compensation Committee on executive compensation matters does not provide other services to the Company;
•Director compensation;
•Director Share ownership requirements;
•election of a Lead Director by the Independent Directors if the Chairman of the Board is not an Independent Director;
•Director orientation and continuing education;
•annual Board performance evaluation; and
•annual Corporate Governance Guidelines review.
The Corporate Governance Guidelines and the Company’s By-Laws provide for a majority voting standard in uncontested Director elections.
The Corporate Governance Guidelines provide that no Director may stand for election after he or she reaches the age of 72, and that a Director may continue to serve until the annual meeting coincident with or immediately following his or her 72nd birthday. In addition, each Director must offer to resign from the Board upon a change or discontinuance of his or her principal occupation or business responsibilities.
A printable version of the Corporate Governance Guidelines is available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines.”

Information About the Board of Directors
Composition and Independence of the Board of Directors. The Board currently consists of 12 Directors, 11 of whom are both Non-Management Directors and Independent Directors. Eleven are not officers of the Company or of any entity in a consolidated group with the Company (a Non-Management Director) whom the Board has affirmatively determined has no material relationships with the Company or any of its consolidated subsidiaries and is independent within the meaning of the NYSE Corporate Governance Standards (an Independent Director). An Independent Director for Audit and Compensation Committee purposes meets additional requirements under the NYSE Corporate Governance Standards and Rules 10A-3 and 10C-1, as applicable, under the Exchange Act.
The Board has adopted categorical standards to assist it in making determinations regarding Director independence. None of the relationships between the Independent Directors and MetLife is material, as provided by the Company’s categorical standards. The categorical standards are included in the Company’s Corporate Governance Guidelines, which are available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines.”
The Board has affirmatively determined that all of the Directors, other than Michel A. Khalaf, the Company’s President and CEO, are Independent Directors. In addition, the Board previously determined that James M. Kilts, who served as Director during 2020 and did not stand for re-election at MetLife's 2020 annual meeting of shareholders, was an Independent Director.
Board Leadership Structure. The Board of Directors believes it is important to maintain flexibility in its Board leadership structure. The Board has determined that the best and most effective leadership structure for MetLife and its shareholders at this time is to have separate chief executive officer and chairman roles. This structure enhances the Board’s ability to exercise independent oversight of MetLife management on behalf of its shareholders.
R. Glenn Hubbard has served as the Company’s Chairman of the Board since May 1, 2019. The Board elected Dr. Hubbard to serve as Chairman of the Board on the strength of his leadership qualities, understanding of global economic conditions and markets, and expertise in public policy and regulatory developments.

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The Chairman’s duties and responsibilities focus on promoting sound corporate governance practices and fostering a culture of effective oversight on behalf of the Company’s shareholders.

The Chairman:
•presides over shareholder meetings, Board of Directors meetings and executive sessions of Directors, with authority to call meetings of the Board and of the Independent Directors;
•establishes a relationship of trust with the CEO, providing guidance and advice;
•promotes and facilitates effective communication, and serves as a conduit between the Board and the CEO and other members of management;
•approves information sent to the Board for Board meetings, as appropriate;
•sets the agenda for Board meetings with input from the CEO;
•approves Board meeting schedules to ensure that there is sufficient time for robust discussion of all agenda items;
•confers with the CEO on matters of importance that may require Board action or oversight, ensuring the Board focuses on key issues and tasks facing the Company;
•provides guidance to the Board regarding the ongoing development of Directors;
•participates in the Compensation Committee’s annual performance evaluation of the CEO;
•oversees CEO and management succession planning with the Chair of the Governance and Corporate Responsibility Committee;
•ensures the efficient and effective performance and functioning of the Board;
•assists the Board, the Governance and Corporate Responsibility Committee, and management in promoting corporate governance best practices; and
•remains available, if requested by shareholders, when appropriate, for consultation and direct communication.

The Company’s Corporate Governance Guidelines provide that if the Chairman of the Board is not an Independent Director, the Independent Directors shall elect from among themselves a Director to serve as Lead Director.
In addition, each of the Board Committees (with the exception of the Executive Committee) is chaired by an Independent Director with demonstrated expertise in the responsibilities of that Committee and strong leadership skills. Each of the Committees (except the Executive Committee) is also composed entirely of Independent Directors.
The successful partnership between the independent Chairman of the Board, Committee Chairs, Independent Directors and the CEO provides the Company with strong leadership and effective independent oversight of the Company and management. This demonstrates to the Board that this leadership structure is in the best interests of the Company and its shareholders at this time.
The Board also has robust Committee chair rotation practices. Since December 2016, it has appointed new chairs of the Compensation Committee, Governance and Corporate Responsibility Committee, Audit Committee, Finance and Risk Committee, and Investment Committee.
Executive Sessions of Independent Directors. At each regularly scheduled Board of Directors meeting, the Company’s Independent Directors meet in executive session without management present. The independent Chairman of the Board presides over the executive sessions of the Independent Directors.

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Director Nomination Process. Nominations for election as Director at the Company’s annual meetings may be made either by the Board or by a shareholder or shareholders in compliance with the requirements of the Company’s By-Laws, as described below.
Nominations by the Board of Directors. The Company’s Board nominates Director candidates upon the recommendation of the Governance and Corporate Responsibility Committee. Potential Director nominees are identified by the Governance and Corporate Responsibility Committee and the Board through a variety of means, including Board members, officers, and shareholders. The Board may also engage search firms, from time to time, to assist it to identify and evaluate potential Director nominees. Potential Director nominees provide information about their qualifications and participate in interviews conducted by individual Board members. Candidates are evaluated based on the information supplied by the candidates and information obtained from other sources, and considered in light of the Board competencies matrix.
In recommending candidates for election as Directors, the Governance and Corporate Responsibility Committee will take into consideration the ability of candidates to enhance the perspective and experience of the Board as a whole, the need for the Board to have a majority of Directors that meet the independence requirements of the NYSE Corporate Governance Standards, and any other criteria the Board establishes from time to time.
Under the Company’s Corporate Governance Guidelines, the following specific, minimum qualifications must be met by any candidate whom the Governance and Corporate Responsibility Committee would recommend for election to the Board:
• Financial Literacy. Such person should be “financially literate,” as such qualification is interpreted by the Board in its business judgment.
• Leadership Experience. Such person should possess significant leadership experience, such as experience in business, finance, accounting, regulated industries, and technology, and shall possess qualities reflecting a proven record of accomplishment and an ability to work with others.
• Commitment to the Company’s Values. Such person shall be committed to promoting the Company’s financial success and preserving and enhancing the Company’s reputation as a global leader in business and shall be in agreement with Company values as embodied in its codes of conduct.
• Absence of Conflicting Commitments. Such person should not have commitments that would conflict with the time commitments of a Company Director.
• Reputation and Integrity. Such person shall be of high repute and recognized integrity, and shall not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.
• Other Factors. Such person shall have other characteristics considered appropriate for membership on the Board, including significant experience and accomplishments, an understanding of consumer insight and analytics and finance, sound business judgment, and an appropriate educational background.

The Governance and Corporate Responsibility Committee will consider shareholder recommendations of candidates for nomination as Director. To be timely, a shareholder recommendation must be submitted to the Governance and Corporate Responsibility Committee, MetLife, Inc., 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary, no earlier than 150 calendar days and no later than the close of business on the 120th calendar day prior to the first anniversary of the previous year’s annual meeting. Recommendations for nominations of candidates for election at MetLife’s 2022 annual meeting of shareholders must be received by the Corporate Secretary of MetLife, Inc. no earlier than January 16, 2022 and no later than the close of business on February 15, 2022 or such other date as may be announced by the Company in accordance with the Company’s By-Laws.
The Governance and Corporate Responsibility Committee makes no distinctions in evaluating nominees based on whether or not a nominee is recommended by a shareholder. Shareholders recommending a nominee must satisfy the notification, timeliness, consent, and information requirements set forth in the Company’s By-Laws concerning Director nominations by shareholders. Among other things, the shareholder’s recommendation must set forth all the information regarding the recommended candidate that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and related regulations, and must include the recommended candidate’s written consent to being named in the Proxy

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Statement as a nominee and to serving as a Director if elected. The recommendation must also be accompanied by a completed Stockholder Disclosure Questionnaire. The Company’s By-Laws are available at www.metlife.com/about-us/corporate-governance.
Shareholder Proxy Access. Under the Company’s By-Laws, a shareholder, or a group of up to 20 shareholders, owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s annual meeting proxy materials Director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and nominees satisfy the requirements specified in the By-Laws. For further information on procedures governing the submission of shareholder nomination of Director nominees, see Information About the Annual Meeting, Proxy Voting, and Other Information.
Risk Management Oversight. The Board of Directors oversees management in its design and implementation of the Company’s risk management. For example, the Board oversees management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the Company and its shareholders or that such strategies will motivate management to take excessive risks.
The Board also oversees the development and implementation of processes and procedures to mitigate the risk of failing to ensure the orderly succession of the CEO and the senior executives of the Company. The Board believes that the continuing development of the Company’s managerial leadership is critically important to the Company’s success. The Board, in coordination with the Governance and Corporate Responsibility Committee, periodically reviews the skills, experience, and development plans of the Company’s senior leaders who may ultimately be candidates for senior executive positions. The Directors meet regularly with senior leaders in the context of Board business, giving them an opportunity to assess the qualifications of these individuals. In addition, the Board plans for executive succession to ensure that the Company will have managerial talent available to replace current executives when that becomes necessary.
In addition to the oversight performed by the full Board, the Board Committees play a significant role in risk management oversight.
The Finance and Risk Committee has broad oversight responsibilities for the Company’s risk management. The Committee oversees the Company’s financial policies and strategies, risk targets and risk positions, capital planning and adequacy, certain capital actions, mergers and acquisitions projects, and other financial matters. Annually, the Committee reviews, and recommends for Board approval, the Company’s Enterprise Risk Appetite Statement, which establishes quantitative and qualitative risk appetite measures and risk exposure considerations and guidelines, and the Company’s Capital Policy and Liquidity Risk Management Policy. The Committee reviews the Company’s assessment and management of material risks, including its performance against applicable policies and procedures and related benchmarks and target metrics. The Committee also receives and reviews the Own Risk and Solvency Assessment report, which summarizes the results of the Company’s analysis of its current and future risks, on an annual basis. The Committee coordinates its oversight with the efforts of the Chief Risk Officer (who oversees and coordinates risk assessment and mitigation enterprise-wide) and other members of management. The Committee also reviews reports from the Chief Risk Officer and other members of management regarding the steps taken to measure, monitor and manage risk exposure in the enterprise. At each regularly scheduled Committee meeting, the Chief Risk Officer provides a report on enterprise risk management and meets in executive session of the independent Committee members without the Company’s other Executive Officers to further discuss enterprise risk management. The Committee also coordinates risk management oversight with the other Board Committee Chairs.
The Audit Committee provides oversight of and reviews with management, the Chief Auditor and the independent auditor, the Company’s system of internal control over financial reporting that is relied upon to provide reasonable assurance of the integrity of the Company’s consolidated financial statements. The Audit Committee also assists the Board in fulfilling its responsibility to oversee the Company’s compliance with legal and regulatory requirements related to matters within the scope of the Committee’s responsibilities, reviews the Company’s policies on ethical business conduct, periodically discusses with management the guidelines and policies with respect to the process by which the Company undertakes risk assessment and management (including risks relating to MetLife information security systems and vendor risk management programs), and reviews with management the adequacy and effectiveness of the Company’s

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policies and internal controls regarding information security and cybersecurity.
The Compensation Committee is responsible for reviewing the Company’s compensation practices and overseeing risk management with respect to the Company’s compensation arrangements. As part of these duties, the Committee oversees the design of the Company’s compensation arrangements to avoid creating incentives to take excessive or inappropriate risks. The Chief Risk Officer meets with the Compensation Committee annually to review the Company’s compensation arrangements for this purpose, and, on other occasions, at the Committee’s request, to assist the Committee in its risk management oversight role.
The Governance and Corporate Responsibility Committee, in coordination with the Board, reviews the Company’s proposed succession and development plans for Executive Officers. It reviews the Company’s ethics and compliance programs and its sales practices to mitigate the risk of non-compliance, customer and regulatory complaints, and other reputational risks, and it reviews and approves the annual compliance plan. It also oversees the Company’s goals and strategies concerning legislative, regulatory, and corporate responsibility initiatives that impact the Company’s interests, as well as the Company’s diversity and inclusion activities and initiatives.

The Investment Committee, in coordination with the Finance and Risk Committee, oversees the management and mitigation of risks associated with the MetLife investment portfolios and of the consolidated MetLife enterprise, including credit risk, portfolio allocation and diversification risk, derivatives risk, and counterparty risk associated with such portfolios.
Throughout the year, the Board and its Committees receive reports from the Chief Risk Officer and other senior management on enterprise risk management and specific risk topics.
For further discussion of the Committees’ responsibilities, see Information About Board Committees and the discussion of the “Audit Committee,” “Compensation Committee,” “Finance and Risk Committee,” “Governance and Corporate Responsibility Committee” and “Investment Committee” in that section.
Board Membership. For information about the current membership of the Board of Directors and the Board Committees among directors nominated for re-election, see Director Nominees’ Diversity, Independence, Tenure and Experience.
Mr. Kilts served on the Compensation Committee, Governance and Corporate Responsibility Committee, and Investment Committee, as well as the Board, until MetLife's 2020 annual meeting of shareholders. He did not seek re-election at that meeting.
Board Meetings and Director Attendance. In 2020, the Board of Directors held 14 meetings, and the MetLife Board Committees held a total of 32 meetings. Each of the current Directors who served during 2020 attended more than 75% of the aggregate number of meetings of the Board and the Committees on which the Director served.

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Information About Board Committees
MetLife’s Board of Directors has designated six standing Board Committees: Audit; Compensation; Executive; Finance and Risk; Governance and Corporate Responsibility; and Investment. All Committees, other than the Executive Committee, are chaired by and consist entirely of Independent Directors. The Committee Chairs review and approve agendas for all meetings of their respective Committees.
The Board has delegated authority to the Committees to assist the Board in overseeing the management of the Company. The responsibilities of each Committee are defined in its charter and summarized below. The charters for the Audit, the Compensation, and the Governance and Corporate Responsibility Committees incorporate the requirements of the U.S. Securities and Exchange Commission (SEC) and the NYSE to the extent applicable. Current, printable versions of these charters are available on MetLife’s website at https://www.metlife.com/about-us/corporate-governance/.
Audit Committee.

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee:
•the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements;
•the adequacy of the Company’s internal control over financial reporting;
•the integrity of the Company's consolidated financial statements;
•the qualifications and independence of the Company's independent auditor;
•the appointment, retention, performance, and compensation of the Company's independent auditor and the performance of the internal audit function; and
•the Company’s compliance with legal and regulatory requirements related to matters within the scope of the Committee’s responsibilities.

In performing its oversight responsibilities, the Audit Committee reviews and discusses with management, the Chief Auditor and the independent auditor several significant issues regarding accounting and auditing principles and practices and financial statement presentations. From time to time, these matters may include existing, new or changing critical audit matters, critical accounting policies and estimates, significant changes in the Company’s selection or application of accounting principles, the adequacy of the Company’s internal control over financial reporting, and the Company’s practices with respect to non-GAAP financial information. The Audit Committee discusses the Company’s earnings press releases and related practices with management in advance of such disclosure. The Audit Committee periodically discusses with management the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management (including risks relating to MetLife information security systems and vendor risk management programs), and reviews with management the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity.
The Audit Committee meets at least five times a year, or more frequently as circumstances may require, and meets regularly in executive sessions separately with management and with the Company’s internal and external auditors. The Audit Committee met ten times in 2020. The Audit Committee’s activities during 2020 with respect to the oversight of the independent auditor are described in more detail in Proposal 2 — Ratification of Appointment of the Independent Auditor, and its responsibilities for oversight of risk management are further discussed under “Risk Management Oversight” in Information About the Board of Directors. The Audit Committee Charter provides a more detailed description of the role and responsibilities of the Audit Committee.
Independence, Financial Literacy and Audit Committee Financial Experts. All six members of the Audit Committee are Independent Directors who meet the additional independence requirements of the NYSE Corporate Governance Standards and Rule 10A-3 under the Exchange Act and are financially literate, as such qualification is interpreted by the Board of Directors. The Board has determined that the following three members of the Audit Committee qualify as “audit committee financial experts,” as such term is defined by the SEC: David L. Herzog, Edward J. Kelly, III, and Mark A. Weinberger.

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Compensation Committee.

The Compensation Committee:
•assists the Board of Directors in fulfilling its responsibility to oversee the development and administration of the Company’s compensation programs, including equity-based incentive programs, for executives and other employees;
•approves the corporate goals and objectives relevant to the CEO’s Total Compensation, evaluates the CEO’s performance in light of such goals and objectives, and recommends, for approval by the Independent Directors, the CEO’s Total Compensation level based on such evaluation;
•reviews, and recommends for approval by the Board, the Total Compensation of each person who is an “executive officer” of the Company under the Exchange Act and related regulations or an “officer” of the Company under Section 16 of the Exchange Act and related regulations, including their base salaries, annual incentive compensation, and stock-based long-term incentives (LTI);
•oversees management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk taking;
•reviews compensation governance policies and practices, including the Company’s Performance-Based Compensation Recoupment (“clawback”) Policy, and oversees their application; and
•reviews and discusses with management the Compensation Discussion and Analysis to be included in the Proxy Statement (and incorporated by reference in the Company’s Annual Report on Form 10-K), and, based on this review and discussion, (1) recommends to the Board whether the Compensation Discussion and Analysis should be included in the Proxy Statement, and (2) oversees preparation of and issues the Compensation Committee Report for inclusion in the Proxy Statement.

The Compensation Committee charter provides a more detailed description of the role and responsibilities of the Compensation Committee. Under its charter, the Compensation Committee may delegate to a subcommittee or to the CEO or other Company officers any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards. Management’s
delegated authority does not include granting salary increases or incentive compensation to any Executive Officer, or to any officer subject to the reporting requirements under Section 16 of the Exchange Act. The Compensation Committee met six times in 2020.
The Chairs of the Finance and Risk, Governance and Corporate Responsibility, and Audit Committees serve on the Compensation Committee. These Directors bring information and perspective from the work of other committees directly to bear on the Compensation Committee’s decisions. This enhances the Compensation Committee’s execution of its responsibilities, including its role in risk management oversight.
Executive Compensation Advisors. The Compensation Committee has sole authority to retain or obtain the advice of a compensation consultant, independent legal counsel, or other advisor to the committee. It is not required to implement or act consistently with the advice or recommendations of any advisor, but retains discretion to act according to its own judgment. Before the Compensation Committee retains or obtains the advice of an external advisor, it considers factors related to that person’s independence, including the factors that the Corporate Governance Standards of the NYSE require to be considered. The Compensation Committee is responsible for the appointment, compensation, and oversight of any advisor it retains. The Company is obligated to provide appropriate funding for reasonable compensation of any such advisor, as determined by the Compensation Committee.
To assist the Compensation Committee in carrying out its responsibilities, the Compensation Committee retained Meridian Compensation Partners, LLC (Meridian) as its executive compensation consultant. Meridian provided the Compensation Committee with information and data covering competitive market compensation levels and mix, and overall market trends about executive compensation. Meridian has advised the Compensation Committee about the overall design and implementation of MetLife’s executive compensation programs, including decisions made under the programs, and has advised the Compensation Committee about regulatory, governance, and accounting developments that may affect the Company’s executive compensation programs.
The Compensation Committee believes that its compensation consultant must be able to provide it with candid, direct, independent, and objective advice. In order to promote the objectivity, independence, and candor of Meridian’s advice:

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•Meridian reports directly to the Committee about executive compensation matters;
•Meridian meets with the Committee in executive sessions that are not attended by Company management;
•Meridian has direct access to the Committee’s Chair and Committee members between meetings; and
•the Committee has not directed Meridian to perform its services in any particular manner or under any particular method.
To help ensure that the Committee continues to receive independent and objective advice, the Company’s Corporate Governance Guidelines provide that any consultant retained by the Compensation Committee on executive compensation matters should not be retained to provide any other services to the Company. Meridian did not provide any such other services in 2020.
In addition, Meridian has provided the Compensation Committee with information regarding its relationship with MetLife and Meridian’s independence. This included information covering factors the Compensation Committee is required under NYSE rules to take into consideration before selecting an advisor. The Compensation Committee did not find that Meridian’s work raised any conflict of interest.
The Company’s processes for determining executive compensation and the central role of the Compensation Committee in those processes, the key factors that the Compensation Committee considers, and the roles of the CEO and the Executive Vice President and Chief Human Resources Officer in those processes are described in the Compensation Discussion and Analysis.
Compensation Committee Interlocks and Insider Participation. No Compensation Committee member has ever been an officer or employee of the Company or any of its subsidiaries. During 2020, no MetLife Executive Officer served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity where one of the executive officers of that other entity is or has been a Company Director or a member of the Company’s Compensation Committee.

Executive Committee.

The Executive Committee exercises the powers of the Board of Directors, as needed, between meetings of the Board.
The Executive Committee did not meet in 2020.
Finance and Risk Committee.

The Finance and Risk Committee:
•oversees the Company’s financial policies and strategies; capital structure, plans, and policies, including capital adequacy, dividend policies, and share issuances and repurchases; proposals on certain capital actions, strategic actions, and other financial matters; in coordination with the Audit Committee, the Company’s assessment and management of material risks; and in consultation with the Compensation Committee, the appointment, retention, and performance of the Chief Risk Officer;
•reviews the Company’s key financial, risk, and business metrics;
•reviews and monitors all aspects of the Company’s capital plan, actions, and policies (including the guiding principles used to evaluate all proposed capital actions), targets, and structure (including the monitoring of capital adequacy and of compliance with the Company’s capital plan);
•reviews proposals and reports concerning and, within the scope of the authority delegated to it by the Board of Directors, makes recommendations to the Board regarding, or provides approvals of, certain capital actions and other financial matters, consistent with the Company’s capital plan, safety and soundness principles, and applicable law;
•in coordination with the Audit Committee, reviews policies, practices, and procedures regarding risk assessment and management;
•reviews reports from the Chief Risk Officer and management of the steps taken to measure, monitor, and manage risk exposures in the enterprise (consulting with advisors and other Board committees as appropriate); and
•reviews benchmarks and target metrics related to financial and risk topics and monitors performance against these benchmarks and targets.

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The Finance and Risk Committee has in the past engaged, and is likely from time to time in the future to engage, external consultants to assess the alignment of the Company’s risk models and practices to industry best practices.
The Finance and Risk Committee met six times in 2020. For further discussion of the Finance and Risk Committee’s responsibilities for oversight of risk management, see “Risk Management Oversight” in Information about the Board of Directors.
Governance and Corporate Responsibility Committee.

The Governance and Corporate Responsibility Committee:
•assists the Board in identifying individuals qualified to become members of the Company’s Board, consistent with Board established criteria;
•proposes candidates to be nominated for election as Directors at annual or special meetings of shareholders or to be elected by the Board to fill any Board vacancies;
•develops and recommends to the Board for adoption corporate governance guidelines applicable to the Company;
•ensures adequate Board processes to review succession plans for the CEO and succession and development plans for the Company’s other executive officers, and Chief Actuary;
•oversees the Company’s compliance responsibilities and activities, including its legislative and regulatory initiatives, sales practices, and ethics and compliance programs; and
•oversees the Company’s corporate citizenship programs policies, including the Company's activities related to sustainability, environmental stewardship, human rights, corporate social responsibility, and diversity and inclusion.

Each year, the Governance and Corporate Responsibility Committee oversees a robust Board evaluation. The Committee solicits comments from Directors on the Board’s and its Committees’ performance, including, among other things, the adequacy of the time allocated to Board and Committee business, the effective operation of the Board and its Committees, and the quality of the executive sessions. The Committee reports these results to the full Board for discussion, and the Board also considers topics recommended by Directors for future Board and
Committee meetings. In addition, the Board conducts biennial individual self and peer Director evaluations, and one-on-one feedback is shared with each Director.
The Governance and Corporate Responsibility Committee is responsible for reviewing the compensation and benefits of the Company’s non-employee Directors and recommending any changes to the Board. Under its charter, the Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards. None of the Company’s Executive Officers had any role in determining or recommending the amount or form of non-employee Director compensation for 2020. The Committee engaged Meridian to provide an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends during 2020. For more information on Director Compensation, see Director Compensation.
The Governance and Corporate Responsibility Committee also oversees the management and mitigation of risks related to failure to comply with required or appropriate corporate governance standards.
The Governance and Corporate Responsibility Committee Charter provides a more detailed description of the role and responsibilities of the Governance and Corporate Responsibility Committee. The Governance and Corporate Responsibility Committee met five times in 2020.
Investment Committee.

The Investment Committee:
•oversees the management of the Company’s investment activities;
•reviews management reports on  the Company’s investment activities and performance and on the conformity of those activities to authorizations and guidelines; and
•in coordination with the Finance and Risk Committee, oversees the management and mitigation of risks associated with the Company’s investment portfolio.

The Investment Committee met five times in 2020.

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Procedures for Reviewing Related Person Transactions
The Company has established written procedures for the review, approval, or ratification of related person transactions. A related person transaction includes certain financial transactions, arrangements, or relationships in which the Company is or is proposed to be a participant and in which a Director, Director nominee, or Executive Officer of the Company or any of their immediate family members has or will have a material interest. Related person transactions may include:
•Legal, investment banking, consulting, or management services provided to the Company by a related person or an entity with which the related person is affiliated;
•Sales, purchases, and leases of real or personal property between the Company and a related person or an entity with which the related person is affiliated;
•Material investments by the Company in an entity with which a related person is affiliated;
•Contributions by the Company to a civic or charitable organization for which a related person serves as an Executive Officer; and
•Indebtedness or guarantees of indebtedness involving the Company and a related person or an entity with which the related person is affiliated.
Under the procedures, Directors, Director nominees, and Executive Officers of the Company are required to report related person transactions in writing to the Company. The Governance and Corporate Responsibility Committee reviews, approves, or ratifies related person transactions involving Directors, Director nominees, and the CEO or any of their immediate family members. A vote of a majority of disinterested Directors of the Governance and Corporate Responsibility Committee is required to approve or ratify a transaction. The CEO reviews, approves, or ratifies related person transactions involving Executive Officers of the Company (other than the CEO) or any of their immediate family members. The CEO may refer any such transaction to the Governance and Corporate Responsibility Committee for review, approval, or ratification if he believes that such referral would be appropriate.
The Governance and Corporate Responsibility Committee or the CEO will approve a related person transaction if it is fair and reasonable to the Company and consistent with the best interests of the Company, taking into account the business purpose of the transaction, whether the transaction is entered into on an arm’s-length basis on terms fair to the Company, and whether the transaction is consistent with applicable codes of conduct of the Company. If a transaction is not approved or ratified, the matter may be referred to legal counsel for review and consultation regarding possible further action, including terminating the transaction if not yet entered into or, if it is an existing transaction, rescinding the transaction or modifying it in a manner that would allow it to be ratified or approved in accordance with the procedures.
Related Person Transactions
The Company has no related person transactions requiring disclosure under Regulation S-K item 404(b).

Codes of Conduct
Financial Management Code of Business Ethics. The Company has adopted the MetLife Financial Management Code of Business Ethics, a “code of ethics” as defined under the rules of the SEC that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and all professionals in finance and finance-related departments. A current, printable version of the Financial Management Code of Business Ethics is available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct by selecting the appropriate link under the heading “Reports.”
Directors’ Code of Business Ethics and Code of Business Ethics for Employees. The Company has adopted the Directors’ Code of Business Ethics, which is applicable to all members of the Company’s Board of Directors including the Chief Executive Officer, and the Code of Business Ethics, which applies to all employees, including the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. Current, printable versions of the Directors’ Code of Business Ethics and the Code of Business Ethics for MetLife employees are available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct by selecting the appropriate link under the heading “Reports.”
Director Share Ownership Requirements
MetLife expects each Non-Management Director to achieve Share ownership of at least five times the cash component of the annual retainer by December 31 of the year in which the fifth anniversary of election to the Board occurs. As of January 4, 2021, each Non-Management Director who had served beyond the fifth anniversary of election to the Board had met these requirements.

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Director Indemnity Plan
The Company’s By-Laws provide for the Company to indemnify, and advance expenses to, a person who is threatened with litigation or made a party to a legal proceeding because of the person’s service as a Director of the Company, if the Director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In addition, the Company’s Director Indemnity Plan affirms that a Director’s rights to this indemnification and expense advancement are contract rights. The indemnity plan also provides for expenses to be advanced to former Directors on the same basis as they are advanced to current Directors. Any amendment or repeal of the rights provided under the indemnity plan would be prospective only and would not affect a Director’s rights with respect to events that have already occurred.

Hedging and Pledging Prohibited
The Company prohibits Directors and employees, including Executive Officers, from engaging in short sales, hedging, trading in put and call options, and other transactions involving speculation with respect to the Company’s securities, whether paid to them as compensation or otherwise. The Company’s policy also prohibits Directors and employees, including Executive Officers, from pledging any MetLife securities, i.e., creating any form of pledge, security interest, deposit, or lien, or holding of securities in a margin account, or any other arrangement that entitles a third party to foreclose against or sell the securities. These policies are intended to prevent a misalignment of interests with Company shareholders or the appearance of such a misalignment.

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Sustainability at MetLife

MetLife’s Sustainability function is part of MetLife’s Corporate Affairs function, and consists of staff dedicated to environmental, social, and governance (ESG) strategy, management and reporting. MetLife’s Sustainability efforts are led by the Chief Sustainability Officer and overseen by MetLife’s Executive Vice President, Head of Corporate Affairs, who reports directly to the CEO. The Chief Sustainability Officer periodically reports to the Governance and Corporate Responsibility Committee. The Sustainability function has responsibilities relating to, among other things:
•MetLife’s sustainability strategy, commitments, policies and key performance indicators;
•MetLife’s annual sustainability report;
•MetLife’s index of disclosures aligned to key reporting frameworks, including the Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB), and Task Force on Climate-related Financial Disclosures (TCFD); and
•MetLife’s monitoring and managing of material ESG issues.
MetLife’s Sustainability Strategy
MetLife is committed to promoting a more secure future for individuals, families, and communities around the world. The Company demonstrates its commitment to operating responsibly through the security MetLife provides customers, the claims MetLife pays during times of need, its activities and investments in the communities that the Company serves, and MetLife’s long-term investments in the broader economy. Sustainability is about managing business and responsibly delivering long-term value for all stakeholders. For MetLife, sustainability is about achieving a positive societal impact while improving the long-term sustainability of the Company.
MetLife’s comprehensive sustainability strategy highlights the Company’s strategic approach to monitoring and managing ESG issues.
MetLife’s sustainability efforts focus on prioritizing five of the seventeen United Nations Sustainable Development Goals (SDGs), given their relevance to MetLife’s business. The Company leverages its products and services, workforce, investments and community to drive progress of these five SDGs.

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U.N. SUSTAINABLE DEVELOPMENT GOALS	2020 ACHIEVEMENTS

•MetLife Foundation achieved its $25 million commitment to assist in COVID-19 relief and recovery
•MetLife enhanced benefits to support MetLife employees, including free COVID-19 testing and additional cash protection for any MetLife employee hospitalized from COVID-19
•MetLife donated healthcare-related materials to hospitals and communities
•MetLife created the BeWell program to support the mental and emotional well-being of its employees

•MetLife was the first U.S.-based insurer to sign on to the United Nations Women’s Empowerment Principles
•MetLife worked with external initiatives such as the U.N. Women Global Innovation Coalition for Change, Catalyst’s Gender and Diversity KPI Alliance, CEO Champions for Change, and CEO Action for Diversity and Inclusion
•Globally, as of December 31, 2020, women accounted for more than half of MetLife’s workforce, nearly 42 percent of its managers and 30 percent of its Executive Group
•MetLife established Women’s Business Networks and Peer Mentoring Circles in 34 countries

•MIM assets under management in Responsible Investments totaled over $58 billion as of December 31, 2019 (latest data available)
•Engaged with approximately 400 Diverse Business Partners, annually spending over $3.4 billion since the inception of the MetLife supplier diversity program
•MetLife launched a mandatory inclusion education course for all its employees
•MetLife adjusted sick-leave and vacation policies, extended coverage for COVID-19 testing, treatment, and hospitalization, and developed new mental health resources

•MetLife established a Diversity, Equity, and Inclusion Leadership Council, chaired by the CEO, and managed by the Chief Diversity Officer
•MetLife launched a financial wellness content hub for U.S. customers
•MetLife Foundation committed an additional $5 million over three years to advance racial equity in the U.S.
•MetLife promoted 22 percent of participants in its leadership development program for women at the assistant vice president level within two years

•Exceeded MetLife’s 2020 Environmental Goals, including reducing energy consumption by 33% and greenhouse gas emissions by 27%, between 2012 and 2019
•Developed MetLife’s 2030 Environmental Goals
•Established MetLife’s first Global Environmental Policy and updated the Company’s statement on climate change
•Achieved Carbon Neutrality for the fifth consecutive year
•MetLife issued the U.S. insurance industry’s first “green” funding agreement-backed note – a $750 million issuance that will support environmental improvement

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MetLife’s 2030 Environmental Goals
In 2020, MetLife announced its 2030 Environmental Goals — 11 new goals that aim to reduce the environmental impact of MetLife’s global operations and supply chain, while leveraging its investments, products, and services to help protect communities and drive innovative solutions. Over the course of the next decade, MetLife will work to make progress against these goals, which MetLife believes will have a meaningful impact on the sustainability of its business, workforce, communities, and the environment.

2030 Environmental Goals

Resilient Operations

Maintain carbon neutrality annually for our global offices, fleet, and business travel

Reduce location-based greenhouse gas emissions by 30% from 2019 to 2030

Achieve green or healthy building certification for 40% of our global office portfolio (sq.ft.)

Mobilize 100 suppliers to set a greenhouse gas emissions reduction target by 2025

Protecting Our Communities

Plant 5 million trees, prioritizing areas vulnerable to natural disasters

Engage and educate 50,000 stakeholders on environmental stewardship annually

Commit to grant $10 million to environmental causes by MetLife Foundation

Driving Solutions

Commit $5 million to develop products and partnerships that drive climate solutions

Originate $20 billion of new MIM managed green investments

Originate $500 million of new MetLife impact investments, with 25% allocated to climate change priorities

Power all MIM managed and controlled real estate investments with 100% renewable electricity

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MetLife’s sustainability efforts emphasize its role as:
•A market leader in insurance and financial services, providing specialized products, services, and solutions tailored to the specific needs of each market to provide financial health, protection, and opportunity;
•A preferred employer, committed to diversity and inclusion, gender equality, and employee well-being;
•A responsible investor, managing a long-term, value creating portfolio, and embedding ESG principles in its decision-making;
•A force for good in communities, through MetLife Foundation, volunteer efforts and other actions we undertake in the communities in which we operate;

As well as the Company’s role as a responsible steward of the environment, dedicated to reductions in waste, energy use, and greenhouse gas emissions, and an increase in Renewable Sources of Energy.

MetLife is committed to operating responsibly and promoting transparency. Each year, the Company publishes its annual Sustainability Report. The report is prepared consistent with the standards of the GRI, SASB, TCFD, and the U.N. Global Compact, and demonstrates how the Company’s actions support the United Nations SDGs.
To learn more about MetLife’s sustainability efforts and to access the MetLife 2020 Sustainability Report, please visit www.metlife.com/sustainability. This report, or any other information from the MetLife website, is not a part of or incorporated by reference into this Proxy Statement.
Diverse Business Partner means a majority owned, operated, and controlled by ethnic minorities, women, LGBTQ individuals, people with disabilities, or veterans, as well as federally recognized small businesses.

Renewable Sources of Energy means solar, wind, hydropower, biomass, geothermal resources, and hydrogen derived from renewable resources.

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Director Compensation in 2020

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)

Cheryl W. Grisé (3)	180,000	150,104	1,717	331,821
Carlos M. Gutierrez	150,000	150,104	1,717	301,821
Gerald L. Hassell	150,000	150,104	1,717	301,821
David L. Herzog (3)	190,000	150,104	1,717	341,821
R. Glenn Hubbard, Ph.D. (3)	275,000	275,066	6,717	556,783
Edward J. Kelly, III (3)	185,000	150,104	1,717	336,821
William E. Kennard (3)	175,000	150,104	6,717	331,821
James M. Kilts (4)	75,000	75,054	925	150,979
Catherine R. Kinney	150,000	150,104	6,717	306,821
Diana L. McKenzie	150,000	150,104	1,717	301,821
Denise M. Morrison (3)	175,000	150,104	6,717	331,821
Mark A. Weinberger	150,000	150,104	4,417	304,521

1    The Directors included in this table, and the discussion pertaining to it, are limited to the Non-Management Directors during 2020. Mr. Khalaf was compensated as an employee for 2020 and received no compensation for his service as a member of the Board of Directors. For information about compensation for Mr. Khalaf for 2020, see the Summary Compensation Table and the accompanying discussion.
2    The reported dollar amounts are the grant date fair value of such Share awards as computed for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The grant date fair value is the number of Shares granted multiplied by the NYSE closing price of a Share on the grant date:

	Grant Date Fair Value of Stock Awards ($)

Grant Date	R. Glenn Hubbard, Ph.D.	James M. Kilts	Each Other Non-Management Director
January 2, 2020	68,758	37,528	37,528
April 1, 2020	68,774	37,526	37,526
June 16, 2020	68,752	0	37,529
October 1, 2020	68,782	0	37,521

3    During 2020, Mr. Herzog served as Audit Committee Chair, Ms. Grisé served as Compensation Committee Chair, Mr. Kelly served as Finance and Risk Committee Chair, Ms. Morrison served as Governance and Corporate Responsibility Committee Chair, Mr. Kennard served as Investment Committee Chair, and Dr. Hubbard served as independent Chairman of the Board. Each received additional net cash retainer fees, prorated by period as applicable, as described under “Fees Earned or Paid in Cash and Stock Awards.”
4    Mr. Kilts’ Board service ended as of the 2020 Annual Meeting, at which he did not seek re-election.

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Fees Earned or Paid in Cash and Stock Awards
The Company paid each active Non-Management Director a retainer at an annual rate of $300,000 in four installments. The Company also paid the independent Chair of the Board an additional retainer at an annual rate of $250,000 in four installments. One-half of each installment is payable in cash. The other half is payable in Shares. The grant date fair value of the Share award was slightly higher than one-half of the total because the Company rounded up to a whole number of Shares payable to the Director.
In addition, the Company paid cash retainer fees (unchanged from 2019) to each Non-Management Director who serves as Chair of a Board Committee at the following annual rates payable in four installments:

Committee	Retainer for Committee Chair ($)

Audit Committee	40,000
Finance and Risk Committee	35,000
Compensation Committee	30,000
Governance and Corporate Responsibility Committee	25,000
Investment Committee	25,000

The Governance Committee is responsible for reviewing the compensation and benefits of the Company’s Non-Management Directors and recommending any changes to the Board. During 2020, Meridian provided the Governance Committee with an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends. Meridian’s analysis was based on the same Comparator Group that the Compensation Committee used to review the competitiveness of MetLife’s Total Compensation framework for Executive Officers, as described in the Compensation Discussion and Analysis.
The 2015 Director Plan, which was approved by the Company’s shareholders in 2014, authorizes the Company to issue Shares in payment of Director retainer fees. Share awards granted to the Non-Management Directors as part of their annual retainer vest and become deliverable immediately upon their grant. As a result, no Share awards were outstanding for any of the Non-Management Directors as of December 31, 2020. None of the Non-Management Directors had any outstanding and unexercised Stock Options as of December 31, 2020.
Some Non-Management Directors have chosen to defer the receipt of all or part of their retainer fees under the MetLife Non-Management Director Deferred Compensation Plan. Each director chooses to receive deferrals either at a later specified date or when ceasing to serve as a Director. MetLife credits any Deferred Shares with imputed reinvested dividends at times and rates it pays dividends on Shares.
All Other Compensation
The Non-Management Directors’ 2020 benefits, gift programs, and reportable perquisites and other personal benefits are included under “All Other Compensation” in the Director Compensation table.
Life Insurance Programs. MetLife paid $1,584 in premiums for each Non-Management Director who served the entirety of 2020. This provided each with $200,000 of group life insurance coverage during 2020. The Company incurred a pro rata portion of that cost to provide coverage to Mr. Kilts (a cost of $792), who served as a Director for a portion of 2020.
Business Travel Insurance Program. MetLife provided each Non-Management Director with business travel accident insurance coverage for travel on MetLife business. MetLife’s per Director cost for this coverage in 2020 was $133.
Charitable and Matching Gifts Programs. The MetLife Foundation provides up to $5,000 annually to match contributions by an employee or director to colleges and universities. In 2020, the MetLife Foundation matched maximum contributions by each of Dr. Hubbard and Ms. Morrison. Mr. Kennard and Ms. Kinney each made a maximum contribution in 2020 to be matched by MetLife in 2021.
Section 409A Penalty Payment. MetLife inadvertently paid Mr. Weinberger a portion of his Stock Awards earned in 2019 late. (MetLife accurately reported the compensation in the 2020 Proxy Statement). The Company paid Mr. Weinberger $2,700 to cover any Section 409A tax penalty he may pay as a result of MetLife’s delay.
Perquisites and Other Personal Benefits. Any personal expenses the Company paid for Non-Management Directors in 2020 were less than $10,000, and as a result are not reported.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR

The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2021.
The Audit Committee has appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm and independent auditor for the fiscal year ending December 31, 2021. Deloitte’s long-term knowledge of the MetLife group of companies, combined with its insurance industry expertise and global presence, has enabled it to carry out audits of the Company’s consolidated financial statements with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.
The appointment of Deloitte by the Audit Committee is being presented to the shareholders for ratification. If the shareholders do not ratify the appointment, the Audit Committee will reconsider its decision and may continue to retain Deloitte. If the shareholders ratify the appointment, the Audit Committee continues to have the authority to and may change such appointment at any time during the year. The Audit Committee will make its determination regarding such retention or change in light of the best interests of MetLife and its shareholders.
In considering Deloitte’s appointment and Deloitte’s compensation for audit and permitted non-audit services, the Audit Committee considered a number of factors, including:
•Deloitte’s status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (PCAOB) as required by the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) and the Rules of the PCAOB;
•Deloitte’s independence and its processes for monitoring and maintaining its independence;
•Deloitte’s report describing the firm’s internal quality control procedures and the results of recent reviews of the firm’s quality control system including any independent review;
•the professional qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s consolidated financial statements;
•Deloitte’s depth of understanding of MetLife’s global businesses, accounting policies and practices and internal control over financial reporting;
•Deloitte’s global footprint and its alignment with MetLife’s worldwide business activities;
•Deloitte’s performance during its engagement for the fiscal year ended December 31, 2020;
•the quality of Deloitte’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit, and the consistency of such communications with applicable auditing standards;
•Deloitte’s approach to resolving significant accounting and auditing matters, including consultation with the firm’s national office;
•Deloitte’s reputation for integrity and competence in the fields of accounting and auditing; and
•the appropriateness of Deloitte’s fees for audit and non-audit services.
Deloitte has served as independent auditor of the Company since 1999, and as auditor of affiliates of the Company since at least 1968. Under current legal requirements, the lead or concurring audit partner for the Company may not serve in that role for more than five consecutive fiscal years, and the Audit Committee ensures the regular rotation of the audit engagement team partners as required by law. The Chair of the Audit Committee is actively involved in the selection process for the lead and concurring partners.
The Audit Committee approves Deloitte’s audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform pre-approved audit services and pre-approved audit related, tax and other permitted non-audit services that the Company expects to be performed for the fiscal year. The Audit Committee or a designated member of the Audit Committee to whom authority has been delegated may, from time to time, pre-approve additional audit and non-audit services to be performed by the Company’s independent auditor. Any pre-approval of services between Audit Committee meetings must be reported to the full Audit Committee at its next scheduled meeting.

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The Audit Committee is responsible for approving fees for the audit and for any audit-related, tax or other permitted non-audit services. If the audit, audit-related, tax, and other permitted non-audit fees for a particular period or service exceed the amounts previously approved, the Audit Committee determines whether or not to approve the additional fees. The Audit Committee and MetLife management continually strive to optimize audit quality and value. They review the services provided against a broad spectrum of cost, speed and quality benchmarks.
Representatives of Deloitte will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.
The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2021.
Independent Auditor’s Fees for 2020 and 2019
The following table presents fees for professional services rendered by Deloitte for the audit of the annual consolidated financial statements of MetLife, Inc. and its subsidiaries and affiliates, audit-related services, tax services, and all other services for the years ended December 31, 2020 and 2019. All fees shown in the table were related to services that were approved by the Audit Committee.
The fees that the Company incurs for audit, audit-related, tax, and other professional services reflect the complexity and scope of the Company’s operations, including:
•operations of the Company’s subsidiaries and branches in multiple, global jurisdictions (approximately 40 markets in 2020);
•the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions;
•the operating health, insurance, and reinsurance companies’ responsibility for preparing audited consolidated financial statements; and
•the applicability of SEC reporting requirements to one of the Company’s operating insurance subsidiaries, which is an SEC registrant.

The Audit Committee has advised the Board of Directors that, in its opinion, the non-audit services rendered by Deloitte during the most recent fiscal year are compatible with Deloitte’s maintaining its independence.

(in millions)	2020 ($)	2019 ($)

Audit Fees (1)	62.7	63.7
Audit-Related Fees (2)	8.4	8.3
Tax Fees (3)	4.5	3.1
All Other Fees (4)	4.4	8.4

1    Fees for services to perform an audit or review in accordance with auditing standards of the PCAOB and services that generally only the Company’s independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.
2    Fees for assurance and related services, including System and Organization Control (SOC) audit reports, as mandated by Statement on Standards for Attestation Engagements No. 18 (SSAE 18).
3    Fees for tax compliance, consultation, and planning services. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services. Tax consultation and tax planning encompass a diverse range of advisory services, including assistance in connection with tax audits and filing appeals, tax advice related to mergers, acquisitions and divestitures, advice related to employee benefit plans and requests for rulings or technical advice from taxing authorities. The 2020 tax fees include $3.1 million related to multi-year engagements completed in 2020, of which $1.0 million and $1.0 million related to services rendered in 2019 and 2018, respectively. Tax compliance and tax preparation fees totaled $3.5 million and $1.0 million in 2020 and 2019, respectively. Tax advisory fees totaled $1.0 million and $2.1 million in 2020 and 2019, respectively.
4    Fees for other types of permitted services including consulting, financial advisory services and actuarial services. The decrease in other fees in 2020 over 2019 is primarily attributable to a reduction of advisory services provided in connection with a strategic project.

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Audit Committee Report
This report (this Report) is submitted by the Audit Committee of the Board of Directors of MetLife, Inc. (MetLife or the Company). No portion of this Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this Report or a portion of it by reference. In addition, this Report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
The Audit Committee currently consists of six independent Directors who satisfy the independence standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange. The Audit Committee, appointed by the Board of Directors, oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, the adequacy of the Company’s internal control over financial reporting, and the integrity of the Company’s financial statements. The Audit Committee also oversees the qualifications and independence of the Company’s independent auditor, the appointment, retention, performance and compensation of the Company’s independent auditor and the performance of the internal audit function, as well as the Company’s compliance with legal and regulatory requirements that apply to matters within the scope of the Audit Committee’s responsibilities. More information on the Audit Committee and its qualifications and responsibilities is included elsewhere in the proxy statement and in the Audit Committee Charter on the Company’s website at www.metlife.com/about-us/corporate-governance.

Management is responsible for the preparation of MetLife’s consolidated financial statements and the reporting process. Deloitte & Touche LLP (Deloitte), as MetLife’s independent auditor, is responsible for auditing MetLife’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB). Deloitte has discussed with the Audit Committee the matters required to be discussed by the independent auditor with the Audit Committee under the rules adopted by the PCAOB and under Rule 2-07 of Regulation S-X promulgated by the SEC.
Deloitte has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence from MetLife.
During 2020, management updated its internal control documentation for changes in internal control and tested and evaluated MetLife’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. In doing so, management utilized the criteria established in the Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee has discussed with and received regular status reports from MetLife’s Chief Auditor and Deloitte on the overall scope and plans for their audits of MetLife, including their scope and plans for evaluating the effectiveness of internal control over financial reporting. The Audit Committee meets with the Company’s Chief Auditor and Deloitte, with and without management present, to discuss the results of their respective audits, in addition to private meetings with the Chief Financial Officer, Chief Risk Officer, and General Counsel.

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The Audit Committee reviewed the report of management’s assessment of the effectiveness of internal control over financial reporting contained in the Company’s 2020 Annual Report on Form 10-K (the 2020 Form 10-K), which has been filed with the SEC. The Audit Committee also reviewed Deloitte’s report regarding its audit of the effectiveness of the Company’s internal control over financial reporting, in which Deloitte expressed an unqualified opinion on the Company’s internal control over financial reporting as of December 31, 2020. The Audit Committee reviewed and discussed with management, and with Deloitte, MetLife’s audited financial statements for the year ended December 31, 2020 and Deloitte’s Report of Independent Registered Public Accounting Firm dated February 22, 2021 regarding the 2020 audited consolidated financial statements included in the 2020 Form 10-K. The Deloitte report states that MetLife’s 2020 audited consolidated financial statements present fairly, in all material respects, the consolidated financial position of MetLife and its subsidiaries as of December 31, 2020 and 2019, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America. In reliance upon the reviews and discussions with management and Deloitte described in this Report, and the Board of Directors’ receipt of the Deloitte report, the Audit Committee recommended to the Board that MetLife’s 2020 audited consolidated financial statements be included in the 2020 Form 10-K.
Respectfully,
David L. Herzog, Chair
Cheryl W. Grisé
Edward J. Kelly, III
Catherine R. Kinney
Diana L. McKenzie
Mark A. Weinberger

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PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Board of Directors recommends that you vote FOR this proposal: “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In accordance with Section 14A of the Exchange Act, this proposal will give shareholders the opportunity to approve, or not approve, the Company’s executive compensation programs and policies, and the resulting compensation for the individuals listed in the Summary Compensation Table (the Named Executive Officers), as described in this Proxy Statement.
The Compensation Discussion and Analysis summarizes our executive compensation program. The Compensation Committee and Board’s actions aligned each Named Executive Officer’s pay with individual and Company performance for 2020.
The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements, including those for the Executive Officers. Because the vote is advisory, the result will not be binding on the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards.
The Board has approved an annual frequency for shareholder votes to approve executive compensation. As a result, the Company currently expects to hold the next such vote at the Company’s 2022 Annual Meeting.
The Compensation Committee and Board of Directors believe that the Company’s compensation programs and policies, and the compensation of the Named Executive Officers, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms. See the Compensation Discussion and Analysis. Accordingly, the Board of Directors recommends that you vote FOR this proposal.

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Compensation Committee Report
This report is furnished by the Compensation Committee of the MetLife Board of Directors. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis in the Company’s 2021 Proxy Statement and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in the 2021 Proxy Statement.
No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
Respectfully,
Cheryl W. Grisé, Chair
Gerald L. Hassell
David L. Herzog
Edward J. Kelly, III
Catherine R. Kinney
Denise M. Morrison

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Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes the objectives and policies underlying MetLife’s executive compensation program for the Named Executive Officers and the rest of the Executive Officers of MetLife. It also describes the key factors that the Compensation Committee (in this discussion referred to as the Committee) considered in determining the compensation of the CEO and other Executive Officers.

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Key Highlights
The Company maintained its pay for performance practices in 2020. The vast majority of the Total Compensation for the Named Executive Officers for 2020 performance was variable and depended on performance. The Named Executive Officers are the individuals listed in the Summary Compensation Table.
MetLife’s compensation design continues to align its executives and other senior management with shareholder value. Most of MetLife’s Named Executive Officers Total Compensation depends directly on Share value and performance, and 70% of their stock-based LTI depends on performance against Business Plan goals and Total Shareholder Return relative to peers.

Named Executive Officers Total Compensation for 2020

Business Plan Goal	Met or Exceeded

Core Adjusted Earnings	✓
Core Adjusted Earnings Per Share	✓
Core Adjusted ROE	✓
Core Direct Expense Ratio	✓
Book Value Per Share	✓
Core Free Cash Flow Ratio	✓

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MetLife’s Compensation Committee continued to link pay and performance by:
✓    considering the Company’s successful financial performance and progress on Next Horizon strategic objectives - as well as individual executive performance - in determining compensation actions for 2020 without making any adjustments to goals set before the COVID-19 pandemic.
✓    approving funding for MetLife AVIP at 100.8% of target, based on the Company’s 2020 Adjusted Earnings performance meeting the Business Plan goal as originally set prior to the COVID-19 pandemic.

✓    approving the settlement of 2018-2020 Performance Shares at 110.8% of target, an improvement over the prior period (2017-2019) payout largely due to improved TSR relative to peers while the Adjusted ROE relative to Business Plan once again exceeded target performance.

Adjusted ROE	TSR

✓    maintaining the portion of new LTI granted in Performance Shares at 70% of the total award value to foster executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted ROE against the Business Plan.
✓    incorporating sound risk management through appropriate financial metrics, non-formulaic awards, and Chief Risk Officer program review.
Key highlights of performance the Compensation Committee considered in making Total Compensation decisions for the Named Executive Officers, and how it aligned those decisions with performance, are described in Highlights of Executive Performance and Compensation and Aspects of Individual Performance.

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Overview of Compensation Program
MetLife uses a competitive Total Compensation framework that consists of base salary, annual incentive awards, and LTI opportunities. The Compensation Committee considers and recommends the amount of these three elements. It submits its recommendations for the Company’s CEO for approval by the Independent Directors, and for each of the other Executive Officers for approval by the Board of Directors. For purposes of this discussion and MetLife’s compensation program, Total Compensation for an Executive Officer means the total of only these three elements. Items such as sign-on payments and others that are not determined under the Company’s general executive compensation framework are endorsed by the Committee, but are not included in descriptions of Total Compensation in this Proxy Statement.
The Committee’s Total Compensation recommendations are driven by performance. Each Executive Officer’s Total Compensation reflects the Committee’s assessment of the Company’s and the executive’s performance as well as competitive market data based on peer compensation comparisons. Decisions on the award or payment amount of one element of Total Compensation impact the decisions on the amount of other elements. The Committee’s Total Compensation approach means that it does not structure particular elements of Total Compensation to relate to separate individual goals or performance.
The Committee allocates a greater portion of the Executive Officers’ Total Compensation to variable components that depend on performance or the value of Shares rather than a fixed component. It also allocates a greater portion of the Executive Officers’ variable compensation to Share-based LTI than it allocates to annual cash incentives. Given this mix of pay and other features of MetLife’s compensation programs, Executive Officers’ interests are aligned with those of shareholders. The Company’s Share ownership requirements further align executives’ interests with those of shareholders and reinforce the focus on long-term shareholder value.
The Committee also reviews annually the other compensation and benefit programs, such as retirement benefits and potential termination payments that would be made if an Executive Officer’s employment were to end. However, benefits such as retirement and medical programs do not impact Total Compensation decisions since they apply to substantially all employees. Decisions about retirement and medical benefits do not vary based on decisions about an Executive Officer’s base salary or annual awards or LTI, or the amount realizable from prior awards.
The Committee’s independent executive compensation consultant, Meridian, assisted in the design and review of the Company’s compensation program. For more information on the role of Meridian regarding the Company’s executive compensation program, see “Compensation Committee” in Information about Board Committees.
Generally, the forms of compensation and benefits provided to Executive Officers in the United States are similar to those provided to other U.S.-based officer-level employees. None of the Executive Officers based in the United States is a party to any agreement with the Company that governs the executive’s employment.

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How did we perform?
MetLife’s Next Horizon Strategy
MetLife remains committed to meeting its Next Horizon goals: Core Adjusted ROE of 12-14%, Core Free Flow Cash Ratio of 65-75%, and Core Direct Expense Ratio below 12.3%. See Next Horizon Strategy in the Proxy Summary for details.

Highlights of Business Results
Significance of the COVID-19 Pandemic
MetLife faced an especially unforgiving environment for life insurers in 2020. The Company, like others in the industry, faced the worst pandemic in a century, record low interest rates, and extreme market volatility.
MetLife reacted to these challenges with resilience and consistent execution, meeting or exceeding each of its unadjusted key performance goals set before the onset of the COVID-19 pandemic.
The Company’s diverse portfolio of businesses resulted in somewhat off-setting COVID-19 pandemic effects. Some businesses were affected negatively by higher mortality rates and faced limitations on face-to-face marketing. Other businesses benefited from lower utilization, lower claims activity, or favorable underwriting results.
MetLife’s 2020 variable investment income exceeded guidance despite wide fluctuations in quarterly private equity and hedge fund returns.
MetLife also exercised exceptional expense discipline, a critical lever we can control, to achieve a Core Direct Expense Ratio better than our 2020 target.
As a result, MetLife exceeded both its Business Plan and 2019 results in Core Adjusted Earnings, Core Adjusted EPS, Core Free Cash Flow Ratio, and Book Value Per Share.
2020 Business Results
MetLife overcame significant challenges to deliver strong financial results through capital management, volume growth, and strong expense discipline. MetLife earned $5.2 billion in net income and $5.8 billion in Core Adjusted Earnings, increasing Core Adjusted Earnings Per Share by 5 percent from 2019. The Company achieved a Core Adjusted ROE of 12.3 percent, within our 12%-14% target, and a Core Direct Expense Ratio of 12.0 percent, down 60 basis points from 2019.
MetLife executed consistently and drove strong free cash flow. As a result, the Company deployed $4.5 billion in common dividends, share repurchases and accretive M&A activity in 2020. To drive organic growth and cash generation, we invested approximately $3 billion to support new business. Capital is precious and excess capital belongs to shareholders, so we invest in our businesses only if we expect internal rates of return above our hurdle rate.
2020 Business Plan Versus 2019 Core Performance
MetLife anticipated responsible business growth under its 2020 Business Plan, consistent with the execution of its capital management strategy. The Company expected to drive 2020 performance by achieving challenging goals, including:
•continued unit cost initiative expense savings;
•volume growth; and
•positive underwriting margins (although lower than very favorable 2019 results).
The Company expected unfavorable market factors and higher taxes compared to 2019 would more than offset these achievements.
MetLife set Core Adjusted ROE and Core Adjusted EPS targets of 12.3% and $6.16, respectively, and a goal to return approximately $4.5 billion of excess capital to shareholders through common stock dividends and share repurchases.
MetLife’s 2020 Business Plan assumed continued low long-term interest rates, a flatter yield curve, lower variable investment income than in 2019, and that the strong 2019 equity market performance would return to more normal levels. The Company also expected higher taxes due to lower tax credits and increased pre-tax earnings in several higher tax jurisdictions, and because several 2019 favorable tax items would not reoccur in 2020.

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2020 Core Performance Versus 2020 Business Plan The Company’s 2020 performance met or exceeded each of its Core Business Plan goals.
MetLife’s expense and underwriting discipline drove successful expense margins and higher underwriting results despite the COVID-19 pandemic conditions. MetLife’s variable investment income and recurring interest margins exceeded its goals, which more than offset headwinds from weaker global currencies versus the U.S. dollar. MetLife also successfully defended several tax positions and had lower taxes on non-U.S. operations.
MetLife’s strong expense discipline drove favorable margins and produced a Core Direct Expense Ratio better than its goal. The Company produced better than Business Plan underwriting results in the Group Dental, EMEA and Asia Accident and Health, Retirement and Income Solutions, Group Disability, and Long-Term Care businesses. These more than offset higher life claims in Group Benefits, Latin America, and MetLife Holdings.
MetLife’s higher private equity and hedge fund investment performance produced successful variable investment income better than plan, overcoming the effects of a stronger U.S. dollar. The Company earned higher recurring interest margins. Its derivatives, securities lending income, and lower liability interest crediting hedged against low short-term interest rates more than offset challenges from lower longer-term interest rates and lower real estate income.

Performance and Compensation Decisions
The Compensation Committee’s and Board’s decisions on Executive Officer compensation for 2020, including compensation to the Named Executive Officers, reflected their view of the Company’s performance and each executive’s performance relative to goals and other challenges and opportunities that arose in 2020 as well as the officers’ potential for future contributions. MetLife met or exceed all of its Core goals, and continued to succeed in pursuing its Next Horizon Strategy, despite the COVID-19 pandemic. The Committee’s and Board’s review of performance included the results shown in Highlights of Business Results. The Company’s 2019 results, modified as noted below, are included for reference.

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This presentation reflects the Compensation Committee’s and Board’s review of the 2020 Business Plan and 2020 MetLife performance results for purposes of determining the Executive Officers’ Total Compensation, including its assessment of the CEO’s 2020 performance. In all cases, the 2020 Business Plan goals were set before the significant effects of the COVID-19 pandemic were apparent, and the Company did not adjust or change those goals.
See A Note About Financial Measures.

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The 2020 results, on a non-Core basis, for Adjusted Earnings, Adjusted EPS, Adjusted ROE, and Direct Expense Ratio were $5,623 million, $6.16, 11.9%, and 10.9%, respectively.
The 2020, 2019, and 2018 Core Free Cash Flow Ratios were 69%, 87%, and 56%, respectively. On a non-Core basis, the 2020, 2019, and 2018 Free Cash Flow as a Percentage of Adjusted Earnings were 71%, 86%, and 62%, respectively.
See Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.
For Adjusted Earnings and Adjusted ROE results the Committee used to determine performance factors for certain incentive compensation purposes, see Appendix A.

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Highlights of Executive Performance and Compensation
For 2020, MetLife maintained its commitment to its pay for performance philosophy. The Compensation Committee’s decisions on the compensation of the Named Executive Officers reflected the Committee’s view of the Company’s overall strategic direction and financial performance, and each executive’s performance relative to goals and other challenges and opportunities that arose in 2020.
The Named Executive Officers in this Proxy Statement are:
•    President and CEO Michel A. Khalaf;
•    Executive Vice President and Chief Financial Officer John D. McCallion;
•    Executive Vice President, Global Technology and Operations Bill Pappas;
•    Executive Vice President and Chief Investment Officer Steven J. Goulart; and
•    President, U.S. Business Ramy Tadros.

Compensation for 2020 Performance
Under the leadership of Mr. Khalaf and the Executive Officers, the Company delivered strong financial performance for 2020 and demonstrated progress on multiple important goals. MetLife met or exceeded each of its Core financial metrics for 2020.
The vast majority of Mr. Khalaf’s and the other Named Executive Officers’ Total Compensation was variable and depended on performance. The Committee reviewed MetLife’s annual and long-term incentive plans early in 2020 and determined the plans would enable the Committee to continue aligning pay and performance without changing the plan structures or goals in light of potential COVID-19 pandemic impacts. Following the end of the year, the Committee endorsed a 2020 AVIP funding performance factor of 100.8% of target for the approximately 27,000 AVIP-eligible employees globally. The AVIP funding for 2020 was lower than for 2019, which was above-plan, thus most Executive Officer awards are less than last year. Based on significant progress on Next Horizon objectives, and expectations for the impact that progress will have on the future performance of the company, new stock-based long-term incentive awards made in early 2021 were in some cases higher than the prior year. The Committee’s specific decisions and rationale for individual AVIP and LTI awards based on 2020 performance are highlighted on the following pages.
To ensure that these compensation decisions continue to align with performance, the Committee awarded 70% of Executive Officers’ total LTI award value in Performance Shares. The performance metrics for the Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted ROE performance against the Business Plan. The Executive Officers’ LTI in Restricted Stock Units and Stock Options also aligns with the value of Shares. As a result, the LTI granted in 2021, and the Executive Officers’ outstanding LTI, align executives’ potential rewards with shareholder returns.

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The following table presents a holistic view of the incentive compensation decisions for AVIP and LTI the Compensation Committee endorsed in early 2021 based on 2020 performance. This table is not a substitute for the Summary Compensation Table. The following pages present additional detail on how the Committee took account of individual performance.
The 2020 compensation decisions reflect lower 2020 total AVIP funding compared to 2019 as well as a variety of individual factors such as contributions to 2020 results, potential for future contributions, and the following:
•Mr. Khalaf was appointed President and CEO effective May 1, 2019; 2020 was his first full year as CEO.
•Mr. Khalaf and Mr. McCallion were awarded LTI that reflected their leadership as MetLife continued to demonstrate strong financial and operational performance, despite severe headwinds from the COVID-19 pandemic, while positioning the Company for future success.
•Mr. Pappas joined MetLife on November 19, 2019, and thus was not considered for an AVIP award or a standard LTI grant related to 2019; 2020 was his first full year at MetLife and he received an AVIP award and a standard LTI grant in early 2021 as noted in the table below.
•Mr. Tadros was appointed to his current role on May 1, 2019; 2020 was his first full year as President, U.S. Business. His compensation reflects growth in U.S. Group Benefits as well as Retirement and Income Solutions, MetLife's second-highest-ever year of Pension Risk Transfer sales, successful entry into the U.K. longevity risk transfer market, the effective integration of PetFirst and Willing, and the accretive acquisition of Versant Health as announced in September 2020.

Compensation Committee Performance-Year Incentive Decisions (made in 2021)

	Performance Year 2020				2020 Versus 2019 (5)

Name	Base Salary Earned ($) (1)	AVIP Award ($) (2)	LTI Granted in 2021 ($) (3)	Total Compensation ($) (4)	AVIP Award ($)	LTI ($)	Total Compensation ($)

Michel A. Khalaf	1,312,500	4,250,000	11,500,000	17,062,500	(5.6)%	15.0%	9.5%

John D. McCallion	887,500	2,400,000	4,000,000	7,287,500	(4.0)%	11.1%	5.5%

Bill Pappas (6)	850,000	2,000,000	3,500,000	6,350,000	—

Steven J. Goulart	918,750	2,100,000	4,000,000	7,018,750	(4.5)%	0.0%	(0.7)%

Ramy Tadros	818,750	2,000,000	3,500,000	6,318,750	14.3%	16.7%	14.5%

1    None of MetLife’s Executive Officers received a base salary increase during the Committee’s annual review process in early 2021 as MetLife focused its limited salary increase budget in the U.S. and most other markets on employees below the Assistant Vice President level.
2    Reflects the AVIP award for 2020 performance paid in 2021, reported on the Summary Compensation Table.
3    Reflects the award value of standard LTI granted in 2021. This is not the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718. The grant date fair values will be disclosed for Named Executive Officers reported in the Grants of Plan-Based Awards Table in the Company’s 2022 Proxy Statement.
4    Total Compensation for 2020 comprises base salary earned during 2020, AVIP awards for 2020 performance, and award value of LTI granted in 2021.
5    Reflects each of Total Compensation for 2020 and its elements, as described in note 4 above, compared to similarly-calculated Total Compensation for 2019.
6    Mr. Pappas was employed for only a portion of the final two months of 2019. Accordingly, the Company granted him no AVIP award for 2019 or standard LTI in 2020.
For more information, see Aspects of Individual Performance.

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Aspects of Individual Performance
The Compensation Committee endorsed the Executive Officers’ AVIP awards for 2020 performance and LTI granted in 2021 considering the Company’s key financial performance goals and results as discussed in Highlights of Business Results. The Compensation Committee also considered aspects of each executive’s performance in relation to established financial, operational, strategic, talent and sustainability objectives, including collective ownership for financial performance and Next Horizon strategic initiatives. In addition, all compensation decisions were made within the context of MetLife’s executive compensation programs and framework and internal equity considerations, as well as alignment and appropriate competitive positioning against external market peers.
The AVIP awards for the Named Executive Officers for 2020 reflect shared ownership for financial performance, individual performance against objectives established for the year, and other challenges and opportunities in 2020. The Named Executive Officers LTI granted in 2021 reflects individual performance, Next Horizon strategic initiatives, and expectations of future performance.
The amounts in the compensation pie charts below reflect the base salary earned in 2020, the AVIP awards for 2020 performance, and the LTI granted in 2021.
Some of the performance measures below are not calculated based on GAAP. They should be read in conjunction with the information in “Non-GAAP and Other Financial Disclosures” in Appendix B of this Proxy Statement, which includes non-GAAP financial information, definitions and/or reconciliations to the most directly comparable measures that are based on GAAP. See also A Note About Financial Measures.

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Michel A. Khalaf, President and Chief Executive Officer
Mr. Khalaf was appointed President and Chief Executive Officer effective May 1, 2019. Thus, 2020 was the first full year Mr. Khalaf served as CEO – a year of unprecedented and unforeseen financial and operational challenges resulting from the COVID-19 pandemic.
Mr. Khalaf successfully guided the company through the on-going crisis operationally, culturally, and financially, while continuing to position MetLife for future success. In the face of severe headwinds, MetLife continued to demonstrate strong operational and financial performance.
Mr. Khalaf's signature “Next Horizon” strategy is accelerating resource allocation to the highest value opportunities and promoting sustainable competitive differentiation. In 2020, for example, the Company pursued key strategic transactions such as the acquisition of Versant Health for $1.8 billion and the divestiture of MetLife Auto and Home for $3.9 billion, which enable MetLife to focus on and amplify its core strengths. MetLife’s purpose, “Always with you, building a more confident future,” anchors its strategy. MetLife tested and validated this strategy in 2020, enhancing its ability to perform in any economic environment.
Delivered strong financial performance in a tumultuous year. For the full year, in the face of an extremely challenging environment, MetLife demonstrated resilience to low interest rates, exceptional expense discipline, and strong cash generation:
• Core Adjusted Earnings of $5.8 billion, compared to $5.7 billion for the full year 2019 and achieving the 2020 Business Plan. Core Adjusted Earnings Per Share of $6.38, up 5% from $6.06 for the full year 2019.
• Book Value per Share of $54.18 per share, up 11% from $48.97 per share at December 31, 2019.
• Core Adjusted ROE of 12.3%.
• Holding company cash and liquid assets of $4.5 billion at December 31, 2020, above the target cash buffer of $3.0 - $4.0 billion.
• Core Direct Expense Ratio of 12.0%, 30 basis points better than our 12.3% commitment.

Continued to protect and enhance performance resilience through effective risk management. To manage responsibly through the unprecedented COVID-19 pandemic and beyond, MetLife:
•Managed operational risk under a work-from-home environment and mitigated risks through guidance, communications, and strengthened controls.
•Proactively managed changes in the macroeconomic environment and enhanced stress testing.
•Continued to build non-financial risk management capabilities.
•Simplified and improved risk governance to drive greater insights.

Continued activating Next Horizon strategy. Accelerated MetLife’s strategic pillars:
•Focus MetLife by deploying scarce capital and resources to the highest value opportunities;
•Simplify MetLife by driving operational efficiency and improving the customer experience; and
•Differentiate MetLife by driving competitive advantage in the market, including evolving the technology strategy and roadmap and strengthened sustainability efforts.
Enhanced culture to enable strategy. Amplified systematic efforts to engage with employees on key company priorities and align the organization with MetLife’s Next Horizon strategy. Continued promoting communication and transparency through all-employee global town hall sessions. MetLife’s late-2020 all-employee survey showed higher year-over-year scores on engagement, purpose and inclusion as well as our focus areas of customer focus, collaboration and experimentation.
Attracted diverse talent to drive execution. A diverse and inclusive work environment is a key element of strategy. In 2020, female officer representation and ethnic/racial diversity representation increased as MetLife made several key senior management appointments that capitalized on our diverse global talent in Asia, EMEA, and Latin America.
Focused on external stakeholder engagement. Pursued targeted engagement with key external stakeholders – customers, shareholders, regulators and the media to promote Company interests, including further enhancing MetLife’s reputation under the broad umbrella of sustainability covering diversity and inclusion, COVID-19 pandemic response, and environmental goals.

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Compensation:
The Committee endorsed AVIP and LTI awards for Mr. Khalaf that reflected its assessment of his performance as CEO for 2020, including delivering strong financial performance as well as meaningful progress on strategic and operational objectives, and expectations of future contributions.

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John D. McCallion, Executive Vice President and Chief Financial Officer
In 2020, Mr. McCallion continued as EVP and CFO as well as continued to lead MetLife Holdings. The MetLife Holdings segment consists of operations relating to products and businesses the Company no longer actively markets in the United States, such as variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance, as well as the assumed variable annuity guarantees from the Company’s former operating joint venture in Japan.
With Mr. McCallion's leadership, the Company:
•exceeded its 2020 Business Plan for Core Adjusted Earnings, Core Adjusted Earnings per Share, and Book Value per Share.
•delivered a Core Direct Expense Ratio of 12.0% - better than the goal of 12.3% - despite the challenges of 2020.
•achieved its Business Plan goal for Core Adjusted ROE, and Value of New Business.
•delivered average 2019-2020 Core Free Cash Flow Ratio of 78%, above the 65%-75% target range.
Mr. McCallion also:
•Effectively managed the company's risk exposures and key capital adequacy ratios (e.g., National Association of Insurance Commissioners Combined Risk-Based Capital Ratio, Japan Solvency Margin Ratio above targets) - including the COVID-19 pandemic impact - within the Board-approved risk appetite while continuing to successfully manage capital deployment to promote responsible growth from new business and M&A.
•Led the financial decision making and execution of the Versant Health acquisition, the fourth-largest by purchase price since MetLife became a public company, as well as the agreement to sell MetLife Auto and Home. This sale includes a 10-year strategic partnership that allows MetLife to distribute those products through our U.S. Group Benefits network.
•Led MetLife Holdings to deliver $1.1 billion Core Adjusted Earnings against a Business Plan goal of $1.1 billion, with favorable net underwriting and expense discipline offset by the impact of lowering our long-term interest rate assumption.

Compensation:
Mr. Khalaf recommended, and the Committee endorsed, AVIP and LTI awards for 2020 that reflected Mr. McCallion's performance as CFO and solid MetLife Holdings performance, as well as expectations of future contributions.

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Bill Pappas, Executive Vice President, Global Technology and Operations
In 2020, with Mr. Pappas’ leadership, MetLife:
•Maintained top quartile U.S. Call Center experience as measured by Customer Satisfaction and Net Promoter Score data. Secured J.D. Power Customer Service Certification for RIS business (for both interactive voice response routing and customer service representative). The Company also improved the customer experience as measured by increased customer satisfaction metrics across all regions.
•Collaborated across lines of business to deliver high-tech, high-touch customer experiences. This included deploying new platforms and digital solutions to meet evolving sales, distribution, and customer servicing demands.
•Led a disciplined approach to the COVID-19 pandemic response through the execution of internal and critical external vendor business continuity plans. Enabled 90% of MetLife non-sales employees across more than 40 markets during the peak of the global pandemic to work remotely with enhanced security to ensure continued customer care.
•Continued to apply an efficiency mindset discipline to meet expense plan goals by aggressively managing resource utilization, cross-train employees, and dynamically adjust technology portfolio to support customer demand. MetLife enabled incremental capabilities including cyber security enhancements and increased customer support capabilities.
•Evolved operational risk framework by enhancing governance, redesigning the control environment and driving a culture of accountability and ownership across business operating management, the first line of risk defense.
•Sponsored diversity and inclusion networks and events to help women advance and thrive in the workplace, including MetLife's global Women's Business Network “Triangle Tech X” virtual conference with more than 2,500 attendees and 50 speakers across industries.

Compensation:
Mr. Khalaf recommended, and the Committee endorsed, AVIP and LTI awards for 2020 that reflected Mr. Pappas’ first full year at MetLife and expectations of future contributions.

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Steven J. Goulart, Executive Vice President and Chief Investment Officer
With Mr. Goulart’s leadership:
•Amid an environment of extraordinary market volatility and materially lower interest rates, the Company achieved 2020 Adjusted Net Investment Income of $17.3 billion, while continuing proactive portfolio repositioning to minimize exposure to credit losses and improve portfolio duration and interest rate sensitivity.
•MetLife Investment Management (MIM) met or exceeded Business Plan goals for Adjusted Earnings, Third Party Assets Under Management, and Value of New Business (VNB).
•The Company advanced the growth of MIM by achieving strong investment performance, particularly in public fixed income where 100% of strategies beat benchmarks for one, three and five-year periods, successfully launching new products including private structured finance, continuing to strengthen the distribution platform resulting in net new mandates of $12.6 billion and enhancing the client service operating model and infrastructure.
•MetLife Investments continued to drive diversity and inclusion initiatives, including development and enhancement of internal business resource networks, resulting in an increase in diversity hires, and made employee development moves to ensure talent and succession planning.
•The Company advanced its commitment to sustainability by raising $750 million through its first issuance of green funding agreement-backed notes and developed a sustainable financing framework to guide the future issuance of sustainable securities.

Compensation:
Mr. Khalaf recommended, and the Committee endorsed, AVIP and LTI awards for 2020 that reflected strong Investments organization performance and third-party MIM business growth, and expectations of future contributions.

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Ramy Tadros, President, U.S. Business
Mr. Tadros was appointed President, U.S. Business effective May 1, 2019 after serving as Chief Risk Officer. He leads the Group Benefits, Retirement and Income Solutions and Property & Casualty businesses across the U.S. as well as the Global Employee Benefits business which together represent approximately 55% of the Company’s Core Adjusted Earnings for 2020.
Under Mr. Tadros’ leadership:
•The U.S. Business, despite a very challenging operating environment, exceeded Business Plan goals for Adjusted Premiums, Fees and Other Revenue; Core Adjusted Earnings; Core Adjusted ROE; and Value of New Business. In addition, the U.S. business demonstrated strong expense discipline while providing significant premium relief to our customers.
•Retirement and Income Solutions generated $1.6 billion of Core Adjusted Earnings and maintained or improved its market positions, producing robust sales growth of 55%. MetLife recorded its second highest year of Pension Risk Transfer sales at $4.6 billion, exceeding 2019 levels by 7%. In addition, the Company’s stable value sales jumped significantly, MetLife successfully entered the UK Longevity Risk transfer market with $4 billion of sales, and our RIS Business grew liability balances by a strong 14%.
•MetLife’s flagship U.S. Group Benefits business, benefiting from the strength of its product diversification, achieved Adjusted Premium, Fees and Other Revenue growth of 5% year-over-year and Core Adjusted Earnings exceeding Business Plan expectations by 11%.
•The U.S. Business continued to execute our Next Horizon strategy by acquiring Versant Health, which catapults MetLife to the No. 3 vision care provider in the U.S. by membership, and by agreeing to sell the U.S. Auto & Home business to Zurich/Farmers. These transactions will enhance MetLife’s focus on core strengths, simplify the Company’s operations, and further differentiate our offering in the critically important employee benefits space.

Compensation:
Mr. Khalaf recommended, and the Committee endorsed, AVIP and LTI awards for 2020 that reflect Mr. Tadros’ first full year as President, U.S. Business, including achieving new milestones in MetLife’s flagship U.S. Group Benefits business and Retirement & Income Solutions, and expectations of future contributions.

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What are our executive compensation practices?

Compensation Philosophy and Objectives

Provide competitive Total Compensation opportunities to attract, retain, engage, and motivate high-performing executives
Align compensation plans with short- and long-term business strategies

Align the financial interests of executives with shareholders’ through LTI and Share ownership requirements
Make a vast majority of Total Compensation variable and subject to Company and individual performance.

Key Features of MetLife’s Executive Compensation Program

MetLife’s compensation program has multiple features that promote the Company’s success, including:

paying for performance: vast majority of compensation is variable without guarantee, and dependent on achieving business results.
aligning executives’ interests with those of shareholders: vast majority of incentive compensation is Share-based, and executives are expected to meet Share ownership requirements.

encouraging long-term decision-making: Stock Options and Restricted Stock Units vest over three years, Stock Options may normally be exercised over 10 years, and the ultimate value of Performance Shares is determined by the Company’s performance over three years.

rewarding achievement of the Company’s business goals: amounts available for annual incentive awards are based on Company performance compared to its Business Plan; individual awards take account of individual contributions to achieving annual goals.

avoiding incentives to take excessive risk: the Company does not make formulaic individual awards, uses Adjusted Earnings (which excludes net investment gains and losses and net derivative gains and losses) as a key performance indicator, avoids incentives to take excessive risk in the Company’s investment portfolio, and uses multi-year performance to determine the payout of LTI.

maintaining a performance-based compensation recoupment (“clawback”) policy: the Company may seek recovery for employee fraudulent or other wrongful conduct that harmed MetLife, including an accounting restatement as a result of material noncompliance with financial reporting requirements, and from Executive Officers based on materially inaccurate performance measures regardless of fault.

The Company’s compensation program excludes practices that would be contrary to the Company’s compensation philosophy and contrary to shareholders’ interests. For example, the Company:

does not offer Executive Officers a supplemental executive retirement plan that adds years of service or includes long-term incentive compensation in the benefits formula.
does not provide excessive perquisites.
does not allow repricing or replacing of Stock Options without prior shareholder approval.

does not provide any “single trigger” change-in-control severance pay, or “single trigger” vesting of LTI upon a change-in-control without the opportunity for the Company or a successor to substitute alternative awards that remain subject to vesting.

does not provide any change-in-control severance pay beyond two times average salary and annual cash incentive pay.

does not provide for any excise tax payment or tax gross-up for change-in-control related payments, or for tax gross-up for any perquisites or benefits, other than in connection with relocation or other transition arrangements.

does not allow directors, executives, or other associates, to engage in pledging, hedging, short sales, or trading in put and call options with respect to the Company’s securities.
does not offer employment contracts to U.S.-based Executive Officers.

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2021 Say-on-Pay Vote and Shareholder Engagement
In 2020, 96% of Shares voted to approve the Company’s executive compensation programs and policies and the resulting compensation described in the 2020 Proxy Statement (excluding abstentions). Since 2011, the Company’s average vote has been over 95% positive.
Because the vote was advisory, the result was not binding on the Compensation Committee. However, the Committee considered the vote to be an endorsement of the Company’s executive compensation programs and policies, and took into account that support in reviewing those programs and policies.
The Company has also discussed the vote, along with aspects of its executive compensation, business strategy, and corporate governance practices, talent management, and corporate responsibility initiatives, with several of our largest shareholders to gain a deeper understanding of their perspectives. See Shareholder Engagement for more information.
With regard to executive compensation, in recent years shareholders generally:
•praised the quality of the Company’s disclosure, consistency in program design, performance metrics, and articulation of business strategy.
•supported the Company’s executive compensation program design and its alignment with the Company’s business strategy.
•urged management to continue to execute consistently.
•agreed that the Committee’s selective use of discretion in the design and administration of incentive plans is reasonable, so long as it aligns with performance.
•were pleased with the Company’s growing focus on ESG practices and its sustainability initiatives.

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Components of Compensation and Benefits
The primary components of the Company’s regular executive compensation and benefits program play various strategic roles:

Description	Strategic Role

Total Compensation
Base Salary is determined based on position, scope of responsibilities, individual performance and experience, and competitive data.	Provides fixed compensation for services during the year.

Annual Incentive Awards are:
•variable based on performance relative to Company and individual goals and additional business challenges or opportunities that arose during the year
•determined through the Compensation Committee assessment of all of these factors as a whole

•Serve as the primary compensation vehicle for recognizing and differentiating individual performance each year.
•Motivate Executive Officers and other employees to achieve strong annual business results that will contribute to the Company’s long-term success, without creating an incentive to take excessive risk.

Stock-Based Long-Term Incentive Awards are:
•based on the Compensation Committee’s assessment of individual responsibility, performance, relative contribution, and potential for assuming increased responsibilities, and future contributions
•dependent on the value of Shares (Restricted Stock Units), increases in the price of Shares (Stock Options), or a combination of MetLife’s performance as well as the value of Shares (Performance Shares). Cash-paid equivalents are used outside the U.S.
•granted each year to provide overlapping vesting and performance cycles
•delivered to Executive Officers as part of Total Compensation, in these proportions:

•Ensure that Executive Officers have a significant continuing stake in the long-term financial success of the Company (see “Executive Share Ownership” in How Do We Manage Risk Related to Our Compensation Program).
•Align executives’ interests with those of shareholders.
•Encourage decisions and reward performance that contribute to the long-term growth of the Company’s business and enhance shareholder value.
•Motivate Executive Officers to outperform MetLife’s competition.
•Encourage executives to remain with MetLife.

Stock-Based Long-Term Incentive Mix for CEO and other Executive Officers

Benefits

Retirement Program and Other Benefits include post-retirement income (pension) and the opportunity to save a portion of current compensation for retirement and other future needs (401(k) program and nonqualified deferred compensation).

Attract and retain executives and other employees.
Potential Termination Payments
Severance Pay and Related Benefits include transition assistance if employment ends due to job elimination or, in limited circumstances, performance.	Encourage focus on transition to other opportunities and allow the Company to obtain a release of employment-related claims.

Change-in-Control Benefits include:
•double-trigger severance pay and related benefits, if the Executive Officer’s employment is terminated without cause or the Executive Officer resigns with good reason following a change-in-control
•replacement or vesting of LTI.

•Retain Executive Officers during a change-in-control.
•Promote the unbiased efforts of the Executive Officers to maximize shareholder value during and after a change-in-control.
•Keep executives whole in situations where Shares may no longer exist or awards otherwise cannot or will not be replaced.

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Determining Total Compensation for 2020 Performance
In determining executive compensation for performance year 2020, the Compensation Committee considered Executive Officer performance both as a whole and individually. The Committee made its decisions in the context of its review of business results, including those described in Highlights of Business Results. The Committee also reviewed reports and analyses on competitive compensation for comparable positions at peer companies, and in the broader market where the Company competes for executive talent.
A description of the process for determining Total Compensation follows.
Determining CEO Compensation
Early in 2020, Mr. Khalaf and the Committee established goals and objectives for Mr. Khalaf that were designed to drive Company performance, including executives’ shared responsibility for 2020 financial performance.
The Committee assessed Mr. Khalaf’s 2020 performance against these goals in early 2021. The Committee endorsed Total Compensation for Mr. Khalaf, including annual incentive and LTI, based on this assessment, and recommended it to the Independent Directors for their approval. For a description of the Business Plan goals and the performance that the Committee and Board reviewed, see Highlights of Business Results and Aspects of Individual Performance.

Determining Compensation of Other Executive Officers
Early in 2020, Mr. Khalaf and each Executive Officer agreed on the executive’s goals for 2020.
In early 2021, Mr. Khalaf evaluated and shared with the Committee an assessment of each Executive Officer’s performance during 2020 relative to the executive’s goals and the additional business challenges and opportunities that arose during the year. Based on this assessment, Mr. Khalaf recommended Total Compensation amounts for each Executive Officer, other than himself. The Committee reviewed and endorsed the components of each Executive Officer’s Total Compensation for the Board of Directors’ approval. In each case, Mr. Khalaf and the Committee considered the executive’s performance, future potential, available competitive data, compensation opportunities for each position, retention needs, and fit within the executive talent market, aligned with MetLife’s compensation philosophy and objectives.
The Executive Vice President and Chief Human Resources Officer of the Company (the CHRO) provided the Committee with advice and recommendations on the form and overall level of executive compensation. The CHRO provided guidance and information to Mr. Khalaf to assist in this process, other than with respect to the CHRO’s own compensation. The CHRO also provided guidance to the Committee on its general administration of the programs and plans in which Executive Officers, as well as other employees, participate.
Other than as described above, no Executive Officer played a role in determining the compensation of any of the other Executive Officers. No Executive Officer took part in the Board’s consideration of the executive’s own compensation. The CEO does not have any authority to grant Share-based awards of any kind to any Executive Officer, the Chief Accounting Officer, or Directors of the Company.

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How did we compensate our CEO and other Named Executive Officers?
Base Salary
The base salaries earned by the Named Executive Officers in 2020 are reported in the Summary Compensation Table. The Compensation Committee endorsed the following base salary increases in 2020 based on 2019 performance, internal equity and competitive market data:
•$150,000 for Mr. Khalaf
•$50,000 for Mr. McCallion
•$25,000 for Mr. Goulart
•$25,000 for Mr. Tadros
•Mr. Pappas did not receive a base salary increase considering his hire in late 2019
None of MetLife’s Executive Officers received a base salary increase during the Committee’s annual review process in early 2021. MetLife focused its limited salary increase budget in the U.S. and most other markets on employees below the Assistant Vice President level.

Annual Incentive Awards
AVIP provides eligible employees, including Executive Officers, the opportunity to earn annual cash incentive awards. For awards for 2020 performance, AVIP was administered as a Cash-Based Awards program under the 2015 Stock Plan. The 2020 AVIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
AVIP Performance Funding
Each year, the Committee endorses the maximum aggregate funding available for AVIP awards for administrative (non-sales) employees around the world, approximately 27,000 employees for 2020.
Consistent with past practice, this approach uses an AVIP Performance Funding Level, a number based on the Company’s Adjusted Earnings compared to the Company’s 2020 Business Plan, multiplied by the total annual incentive compensation planning targets for all eligible employees, subject to the Committee’s assessment of overall performance and other relevant factors.
The Committee uses Adjusted Earnings as a key metric because doing so aligns compensation with bottom-line performance that generates shareholder value over time. Using Adjusted Earnings, rather than GAAP net income, focuses on the Company’s primary businesses excluding the impact of market volatility, which could distort results, and revenues and costs related to areas such as non-core products, divested businesses, and discontinued operations. Adjusted Earnings excludes the impact of net investment gains and losses and net derivative gains and losses, which helps mitigate the potential for excessive risk-taking. Adjusted Earnings also enhances shareholders’ understanding of MetLife’s results without the impact of asymmetrical and non-economic accounting for certain net derivatives gains and losses and certain hedging activity.
To facilitate prudent risk management, the Company calculates Adjusted Earnings for AVIP by eliminating the impact (if any) of variable investment income on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more.

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The Compensation Committee used the same methodology for 2020 to determine maximum available AVIP funding for awards to all eligible employees, based on Adjusted Earnings compared to Business Plan, as it has used for the past several years. The following chart outlines the methodology and the Company’s 2020 performance:
The Committee approved the 2020 Business Plan before the COVID-19 pandemic and made no adjustments to the goal, or to the AVIP design, on account of the pandemic. Nevertheless, the Company’s Adjusted Earnings met the 2020 Business Plan target. See Appendix A for further details.
The Committee’s approach avoids providing incentives for employees to take excessive risk:
•Adjusted Earnings excludes net investment gains and losses and net derivative gains and losses.
•The formula excludes variable investment income on an after-tax basis that is more than 10% higher or lower than the Business Plan goal. This avoids excessive rewards or penalties due to volatile investment returns. As a result, it does not create an incentive to take excessive risk in the Company’s investment portfolio and so facilitates prudent risk management. Variable investment income on an after-tax basis for 2020 was $28 million, net of income tax, above this range. As a result, to arrive at Adjusted Earnings for AVIP, the Committee reduced Adjusted Earnings by that amount.
•This approach is not an unlimited function of revenues. Rather, this approach caps the amount that can be generated for AVIP awards, and is a function of financial measures that take account of the Company’s costs and liabilities.
The Adjusted Earnings that the Committee used for AVIP Performance Funding met the 2020 Business Plan target. These results reflected favorable business and market performance, partially offset by the annual actuarial assumption review.
Individual Annual Incentive Awards
The Committee endorsed the Executive Officers’ 2020 individual annual awards in consideration of the Company’s key financial performance goals and results described in Highlights of Business Results and key aspects of the performance of each of the Named Executive Officers relative to their objectives as discussed in Aspects of Individual Performance. Each of these awards is reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

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Stock-Based Long-Term Incentives (LTI)
The Committee endorses the award value of LTI for approval by the Independent Directors in consideration of the Company’s key financial performance goals and results as part of MetLife’s Total Compensation program. The Company’s LTI includes Performance Shares, Restricted Stock Units, Stock Options, and, in some cases outside the United States, cash payable equivalents. The Committee endorses the number of Performance Shares and Restricted Stock Units (and cash payable equivalents) in each award by dividing that portion of the LTI award value by the Share closing price on the grant date. The number of Stock Options (and cash-payable equivalents) in the award is determined by dividing that portion of the LTI award value by one-third of the Share closing price on the grant date. If the Share closing price on the grant date is outside a 15% range (higher or lower) of the average Share closing price for the year to date, MetLife uses that average closing price instead of the closing price on the grant date to determine the number of units in each LTI award.
For information about the specific grants of LTI to the Named Executive Officers in 2020, see Grants of Plan-Based Awards.
Stock Options
The Company grants Stock Options with an exercise price equal to the closing price of Shares on the grant date. The value of Stock Options depends exclusively on increases in the price of Shares. One-third of each award of Stock Options becomes exercisable on each of the first three anniversaries of the date of grant.
Restricted Stock Units
The Company delivers Shares for Restricted Stock Units after the end of a predetermined vesting period. Awards generally vest in thirds, and Shares are delivered, after each of the first three anniversaries of the grant date.
From time to time, the Company grants Restricted Stock Units that vest in their entirety on the third or later anniversary of their grant date. It does so to encourage a candidate to begin employment with MetLife (especially where the candidate would forfeit long-term compensation awards from another employer by doing so) or as a means of reinforcing retention efforts, particularly in cases of exceptional performance, critical skills, or key roles.
Performance Shares
The Company delivers Shares for Performance Shares after the end of a three-year performance period. The performance factor MetLife uses to determine the number of Shares paid depends on Company performance.
The Compensation Committee has established performance metrics for Performance Share awards using:
•the Company’s Adjusted ROE compared to its Business Plan goals; and
•TSR, which reflects total return on Shares including change in Share price and imputed reinvested dividends, compared to the group of competitors listed in Appendix A (the TSR Peer Group).
The Committee chose Adjusted ROE because it directly supports the Company’s strategy to achieve superior shareholder returns. Adjusted ROE focuses employees on the efficient use of capital, which will drive TSR over time. Adjusted ROE is Adjusted Earnings divided by average common stockholders’ equity.
The use of TSR ensures that final awards are aligned with our shareholders’ experience. The metrics include one absolute measure, Adjusted ROE, to directly link to the Company’s Business Plan, and one relative measure, TSR, based on the TSR Peer Group, which reflects our business model and global reach, and includes key competitors for business and/or investors.
Each of these two factors is measured over the three-year performance period and each is weighted equally. The overall maximum performance factor is 175%.
The performance goal for Adjusted ROE is established at the beginning of each three-year performance period and is based on a rigorous long-range business plan vetted, and approved by the Board of Directors. This Business Plan is informed by macroeconomic forecasts as well as industry and peer performance.
For awards made in 2018 and earlier, the Committee could have considered how events such as significant unplanned acquisitions or dispositions, unplanned tax, accounting and accounting presentation changes, and unplanned restructuring or reorganization costs affect the Company’s Adjusted ROE.

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For awards made in 2019 and later, the Committee may modify the Adjusted ROE performance factor component only if it determines that a significant event, standing alone, changed the Adjusted ROE performance result compared to the Company’s Business Plan. “Significant Events” include accounting changes, business combinations, restructuring, nonrecurring tax events, common share issuance or repurchases, catastrophes, litigation and regulatory settlements, asbestos and environment events, certain specified classes of non-coupon investments, and other significant nonrecurring, infrequent, or unusual items.
If the Committee determines in its informed judgment that an event has or will have a substantial effect on the business or TSR of a TSR Peer Group company, it will remove that company from the list. Such events include bankruptcies, insolvencies, delisting, and divestitures, mergers, acquisitions, or similar transactions that significantly change the major markets or operational scope of business.
Notably, and consistent with previous years, the performance metrics call for a cap to the performance factor at 100% if the Company’s TSR for the performance period is zero or negative. This applies even if the Company’s Adjusted ROE exceeds the performance goal and the Company’s TSR outperforms its peers. This cap is an overall safeguard to ensure alignment with shareholders.
The Board has also set Adjusted ROE Business Plan goals that require a meaningful stretch from prior goals and performance, considering the Company’s commitment to responsible growth through management performance, while also considering tax changes, accounting changes, and movements in currency exchange rates, interest rates, and other market factors. The payout for these Performance Share awards will be disclosed after the end of each performance period.

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For the TSR component of the performance factor, the Committee assesses the Company’s performance against competitors around the world to reflect MetLife’s business model and global reach. As a result, the TSR metric uses the TSR Peer Group, a group of competitors for capital, business, and executive talent that is more globally diverse than the Comparator Group the Committee uses for peer Total Compensation purposes.
The Compensation Committee reviewed the TSR Peer Group in 2018 and updated it for 2019 awards to ensure it reflected key competitors for business and/or investors. See the 2019 Proxy Statement for more information. The Committee made no changes for 2021 awards.

Aflac
Allianz
Allstate
AIG
AXA
Chubb
Dai-Ichi
Globe Life
The Hartford
Legal & General
Lincoln National
Manulife
Principal
Prudential Financial
Prudential plc
Sun Life
Travelers
Unum
Zurich

See Appendix A for further details.

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The following charts show the metrics the Committee uses to determine the performance factor, and how the outcome is tied to Company performance. The charts also reflect the Committee’s determination of the performance factor relative to the performance goal for the 2018-2020 performance period; this award vested at the end of 2020.

Adjusted ROE: 50% Component of Performance Factor
Performance Factor
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
0%
25%
100%
107.5%*
175%
Actual 12.2%
0%
80%
100%
120%
2018-2020
9.6%
12.0%
14.4%
Adjusted ROE Performance
(as a Percentage of Business Plan Goal)
*2018-2020 Performance Factor component
TSR: 50% Component of Performance Factor
Performance Factor
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
25%
100%
114.0%*
175%
Actual 57th percentile
1st percentile
25th percentile
50th percentile
87.5th percentile
TSR Performance
(as a Percentile of Peers)
*2018-2020 Performance Factor component
Performance Factor 110.8% (average)

The Committee established Adjusted ROE performance goals for the 2018-2020 Performance Shares (and cash equivalents) in early 2018. It made no adjustments to goals or to the Performance Share program design, on account of the COVID-19 pandemic.
For this period the Committee made adjustments for certain tax matters not contemplated at the time the Business Plan was developed, consistent with its past adjustments to eliminate both benefits as well as detriments. The Committee reduced average equity by $633 million as a result of prior year adjustments related to a reserve reversal for an uncertain tax position related to a wholly-owned U.K. subsidiary and the effects of U.S. tax reform. The Committee also modified the Adjusted ROE results for 2019 and 2018 for the same reasons as for adjustments made to prior Performance Share performance factors, as explained in MetLife’s prior Proxy Statements.

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Value Realized From Performance Shares/Units Vested in 2020
This table shows how the performance factor and change in Share value affected the value award holders realized from 2018-2020 Performance Shares (or cash equivalents):

2018-2020 Performance Shares/Units - Realized Value Illustration

Event	# of Shares/Units (example only)	Date	Share Price ($)	Award Value (pre-tax) ($)

At Grant	1,000	March 2, 2018	45.50	45,500
At Board approval of 110.8% Performance Factor	1,108	February 23, 2021	57.43	63,632

Award Value at Board approval of Performance Factor as a % of Award Value at Grant (reflects Performance Factor and change in Share price)				139.9%

Award Value differs from the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718; the grant date fair value was disclosed in the Company's 2018 Proxy Statement on the Grants of Plan-Based Awards table. For more information, see Option Exercises and Stock Vested.
Outstanding Performance Shares continue to vest, subject to the same performance metrics as recent awards. As a result, their Performance Shares continue to reflect MetLife’s Adjusted ROE performance and TSR. For more information, see Outstanding Equity Awards.

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Phantom Stock-Based Awards
The Company grants cash-settled stock-based awards (Phantom Awards) to employees based outside the United States, if paying cash is more appropriate than delivering Shares in light of tax and other regulatory circumstances. Each such vehicle has the same LTI award value, performance metrics, and vesting requirements as its Share-payable equivalent.
Vesting
Employees whose combined age and complete years of MetLife employment is 65 or more, with at least 5 complete years of MetLife employment (the Rule of 65), will retain their awards following the end of their employment, unless discharged for cause, and subject to the below restrictive covenants.
Restrictive Covenants
In order to protect the Company, MetLife’s LTI provides that Executive Officers who leave MetLife and provide services to a competitor, or any employee who violates MetLife’s U.S. agreement to protect corporate property or disparages MetLife, may lose those awards. The agreement to protect corporate property protects MetLife’s ownership of its property and information (including intellectual property), and prohibits the employee from interfering with MetLife’s business or soliciting MetLife’s employees or certain of its agents to leave MetLife until 18 months following the end of employment.
Retirement and Other Benefits
MetLife recognizes the importance of providing comprehensive, cost-effective benefits to attract, retain, engage, and motivate talented employees. The Company reviews its benefits program from time to time and makes adjustments to the design of the program to meet these objectives and to remain competitive with other employers.
U.S.-Based Pension Program
The Company sponsors a pension program in which all eligible U.S.-based employees, including each U.S.-based Executive Officer, participate after one year of service. The program rewards employees for the length of their service and, indirectly, for their job performance because the amount of benefits increases with the length of employees’ service and the salary and annual incentive awards they earn.
The program includes the MetLife Retirement Plan (the Retirement Plan) and the Auxiliary Plan. The Auxiliary Plan provides pension benefits that would apply under the (qualified) Retirement Plan if U.S. tax limits on eligible compensation did not apply. It provides no additional or special benefits for Executive Officers. The same compensation formulas were used for benefits accrued in both plans in 2020.
Pension Plans Applicable to Mr. Khalaf
Mr. Khalaf is a legacy participant in the Deferred Compensation Plan for Globally Mobile Employees (the Global Plan) and the Overseas Plan. Mr. Khalaf did not accrue any benefits for his compensation and service in 2020 under either plan. However, his potential early retirement reduction factor under each plan changed as a result of the difference in his age from year-end 2019 to year-end 2020.
For additional information about pension benefits for the Named Executive Officers, see Pension Benefits.

401(k) Program for U.S.-Based Executives
The Company sponsors a 401(k) program for U.S. based employees in which each U.S.-based Executive Officer is eligible to contribute a portion of eligible compensation. U.S. employees are also eligible for employer matching contributions in order to encourage and reward such savings.
The program includes the MetLife 401(k) Plan (the 401(k) Plan), a tax-qualified defined contribution plan that includes pre-tax deferrals, Roth contributions, and after-tax employee contributions, and employer matching contributions under U.S. Tax Code Section 401(k). The program also includes the Match Plan, an unfunded nonqualified deferred compensation plan. The Match Plan provides employer matching contributions for employees who elect to contribute to the 401(k) Plan and who have compensation beyond annual U.S. Tax Code limits.
Employer matching contributions for the Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Because the Match Plan is a nonqualified deferred compensation plan, the Company’s contributions to the Named Executive Officers’ accounts, and the Named Executive Officers’ accumulated account balances and any payouts made during 2020, are reported in the table entitled Nonqualified Deferred Compensation.

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U.S.-Based Nonqualified Deferred Compensation Program
The Company sponsors a nonqualified deferred compensation program for employees at the Assistant Vice President level and above in the U.S., including each Executive Officer. The opportunity to delay paying taxes on the compensation, and for tax-deferred simulated investment returns, encourage employees to remain with the Company. See Nonqualified Deferred Compensation for amounts of nonqualified deferred compensation reported for the Named Executive Officers.
Perquisites
The Company provided Executive Officers limited perquisites in 2020.
•To maximize the accessibility of Executive Officers, the Company made leased vehicles and drivers or other car services available to executives for commuting and personal use.
•For recordkeeping and administrative convenience of the Company, the Company paid certain other costs, such as incidental personal expenses for Executive Officers related to business functions. The Company’s incremental cost for these items was less than $400 for each of the Named Executive Officers.
•Each of Mr. Khalaf’s and McCallion’s previous MetLife service in EMEA caused multi-jurisdiction tax complexity that persisted for several years after transfer to the U.S. As a result, MetLife, Inc. provided each with tax return preparation services in 2020.
Each of these Executive Officers is responsible for any personal income taxes due as a result of receiving these benefits.
The incremental cost of perquisites provided to the Named Executive Officers for 2020 is included in the “All Other Compensation” column of the Summary Compensation Table, if the total cost of those perquisites for that executive exceeded $10,000.

Potential Termination Payments
Severance Pay and Related Benefits
The following describes the Company’s standard severance program. The Company may, in the future, enter into severance agreements that differ from the general terms of the program where business circumstances warrant.
If the employment of a U.S.-based Executive Officer ends involuntarily due to job elimination or, in limited circumstances, due to performance, he or she may be eligible for the severance program available to substantially all salaried employees. The program generally provides employees with severance pay, outplacement services, and other benefits. Employees terminated for cause, as defined under the program, are not eligible. The amount of severance pay reflects the employees’ salary grade, base salary rate, and length of service. The severance pay formula for officer-level employees is potentially higher than that for other employees. Longer-service employees receive greater payments than shorter-service employees, given the same salary grade and base salary. Depending on the terms of the individual’s particular award, employees who meet the Rule of 65 or other applicable age and service criteria retain their outstanding LTI. Otherwise, employees who receive severance pay also generally receive a pro rata cash payment in consideration of certain unretained Performance Shares (generally, those awards granted in prior calendar years).

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Change-in-Control Arrangements
The Company has adopted arrangements that would impact the Executive Officers’ compensation and benefits upon a change-in-control of MetLife. None of the Executive Officers is entitled to any excise tax gross-up either on severance pay or on any other benefits payable in connection with a change-in-control of the Company.
The Company established the MetLife Executive Severance Plan (the Executive Severance Plan) in 2007 to apply to all Executive Officers and replace individual change-in-control agreements.
The Board determined the terms of the plan based on its judgment of what is necessary to maximize shareholder value should a change-in-control occur. The Company designed the elements of its change-in-control definition to include circumstances where effective control over the Company would be captured by interests that differ substantially from those of the broad shareholder base the Company now has, without impinging on the Company’s flexibility to engage in transactions that are unlikely to involve such a transformation. An Executive Officer who receives benefits under the Executive Severance Plan would not also be eligible to receive severance pay under the Company’s severance plan that is available to substantially all salaried employees.

The Executive Severance Plan does not provide for any payments or benefits based solely on a change-in-control of MetLife. Rather, the Plan provides for severance pay and related benefits only if the executive’s employment also ends under certain circumstances.
The Company’s LTI also includes change-in-control arrangements. Under these arrangements, MetLife or its successor may substitute an alternative award of equivalent value and vesting provisions no less favorable than the award being replaced. Only if such substitution does not occur would the awards vest immediately upon a change-in-control.
For additional information about change-in-control arrangements, including the Company’s definition of change-in-control for these purposes, see Potential Payments upon Termination or Change-in-Control.

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How do we review compensation against peer companies?
The Compensation Committee periodically reviews the competitiveness of MetLife’s Total Compensation framework using data reflecting a comparator group of companies in the insurance and broader financial services industries with which MetLife competes for executive talent (the Comparator Group).
The Committee chose the members of the Comparator Group based on the size of the firms relative to MetLife and the extent of their global presence or their similarity to MetLife in the importance of investment, and risk management to their businesses, as well as their being competitors for executive talent. It reviews the composition of the Comparator Group from time to time to ensure that the group remains an appropriate comparator group for the Company.
In determining the Executive Officer’s Total Compensation for 2020, the Committee considered the global nature of the Company’s business and the Company’s size, scope, and complexity relative to its peers, the challenges the Executive Officer manages, and the Committee’s expectations for the executive’s and the Company’s performance. MetLife’s competitive compensation philosophy is generally to provide Total Compensation around the size-adjusted median for like positions at Comparator Group companies, taking into account MetLife’s assets, revenue, and market capitalization relative to other companies in the Comparator Group. As a result, the Committee considered an Executive Officer’s Total Compensation to be competitive if it fell within a reasonable range of that size-adjusted median. While the Committee considers the competitive range, its compensation decisions are also based on individual factors such as performance, expectations of contributions to future performance, experience, and retention considerations. The Committee reviewed individual elements of the Executive Officers’ Total Compensation in comparison to available Comparator Group data, with a primary focus on Total Compensation. For 2020 performance and expectations of future contributions, each Named Executive Officer’s Total Compensation fell within or close to the 80% to 120% range of the point representing the size-adjusted median for the executive’s 2020 position.

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MetLife is excluded from the Comparator Group when determining its percentile.
See Appendix A for further details.

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Comparator Group and Performance Share TSR Peer Group
MetLife competes for executive talent with the compensation Comparator Group companies in the insurance and broader financial services industries. These companies also disclose compensation data that allows the Company to make useful comparisons.
The Performance Share global TSR Peer Group includes MetLife’s key publicly-traded insurance company competitors for business and/or investors. These competitors face business challenges similar to those MetLife faces, and therefore make more appropriate performance comparators than do some of the Comparator Group companies.

Performance Share TSR Peers (Insurance Companies)

Aflac	Manulife	American Express	JPMorgan Chase	Compensation Comparator Group (Insurance and Financial Services Companies)
AIG	Prudential	Bank of America	Morgan Stanley
Allstate	Sun Life	Citigroup	U.S. Bancorp
AXA	Travelers	HSBC	Wells Fargo
The Hartford

Allianz	Lincoln National
Chubb	Principal Financial
Dai-ichi	Prudential plc
Globe Life Inc.	Unum
Legal & General	Zurich

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How do we manage risk related to our compensation program?
Risk Management
MetLife’s compensation program leverages best practices and has a number of features that contribute to prudent decision making and do not incent executives to take excessive risks.

Incentive compensation aligned with risk management
•Adjusted Earnings – an important incentive compensation metric – excludes net investment gains and losses, and net derivative gains and losses
–Executives are not penalized for hedging exposures to various risks inherent in a number of products, and not rewarded when the hedging positions benefit the Company
–Executives are not rewarded for harvesting capital gains beyond prudent capital and risk management
–Aligns with Company policy not to use derivatives for speculative purposes
•Company assesses Executives’ performance in risk management and governance practices

Long-term focus
•Three-year overlapping performance periods and vesting for long-term incentive compensation
•Time horizons for compensation reflect the extended time horizons for the results of many business decisions

Performance-based compensation recoupment (“clawback”) policy
•Applies to all employees, including Executive Officers
•Company may seek to recoup performance-based compensation with respect to period of misconduct
•Misconduct is fraudulent or other wrongful conduct that causes the Company or its business financial or reputational harm, including an accounting restatement required by material noncompliance with financial reporting requirements
•For Executive Officers, Company may also seek to recoup compensation based on materially inaccurate performance measures, regardless of fault

Hedging and pledging policies
•Directors and employees, including Executive Officers, may not short-sell, hedge, trade in put and call options in, or pledge their Company securities
•Intended to prevent a misalignment, or appearance of misalignment, of interests with shareholders

Annual risk-review of incentive compensation programs
•Chief Risk Officer reviews programs and reports to the Compensation Committee
•Intended to ensure that programs do not encourage excessive risk-taking
•Analyzes performance measures, performance periods, payment determination processes, management controls, and risk management processes
•Chief Risk Officer concluded that compensation programs did not encourage excessive risk-taking and, as a result, are not reasonably likely to have a material adverse effect on the Company

Share ownership requirements
•Ensure that executives’ interests are aligned with those of shareholders
•Encourage prudent risk-taking to the long-term benefit of shareholders
•Apply to employees at Senior Vice-President level and above, including Executive Officers
•Require retention of all net Shares acquired from compensation awards to achieve and maintain ownership at or above the requirement

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Executive Share Ownership
The Share ownership of the Named Executive Officers was, as of March 15, 2021:

Name	Requirement (Multiple of Annual Base Salary Rate)	Ownership at or Above Requirement	Compliant with 100% Net Share Retention Requirements (1)

Michel A. Khalaf	7		✓
John D. McCallion	4		✓
Bill Pappas	4		✓
Steven J. Goulart	4	✓	✓
Ramy Tadros	4		✓

1    Requires retention of all net Shares acquired from compensation awards to achieve and maintain ownership at or above the requirement.
The Company sets Share ownership requirements by level of executive responsibilities, and increases those requirements immediately upon the executive assuming additional responsibilities. An executive must retain all net Shares acquired from compensation awards to achieve and maintain ownership at or above the requirement.
•Michel Khalaf became CEO on May 1, 2019. His Share ownership requirement increased to 7 times his annual base salary rate at that time. Because he was based outside the United States until mid-2017, MetLife historically granted Mr. Khalaf primarily cash-payable LTI to minimize tax and legal complications. Since 2018, MetLife has granted Mr. Khalaf stock-payable LTI.
•John McCallion became CFO in 2018. His Share ownership requirement increased at that time.
•Bill Pappas joined MetLife on November 19, 2019, and received Share-payable awards in 2019 and 2020 to replace long-term incentive awards he relinquished when he left his former employer. He received his first standard LTI, payable in Shares, in 2021, none of which will vest until at least 2022. All of these awards will help Mr. Pappas make progress towards MetLife's Share ownership requirement.
•Ramy Tadros became President, U.S. Business in 2019. His Share ownership requirement increased at that time.
Employees may count the value of Shares they or their immediate family members own directly or in trust. They may also count Shares deferred under the Company’s nonqualified deferred compensation program.
The Company does not count outstanding LTI awards toward these requirements. Nevertheless, each Named Executive Officer has significant outstanding awards deliverable in Shares that align the executive’s interests with those of shareholders.

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Stock-Based Award Timing Practices
The Compensation Committee grants LTI to Executive Officers at or around its regularly scheduled meeting in February of each year. The exercise price of Stock Options or Unit Options is the closing price of a Share on the grant date. On the rare occasions when the Committee grants awards in connection with the hiring or change in responsibilities of an Executive Officer, or in order to encourage the executive to remain employed, it does so coincident with (or shortly after) the hiring, original vesting or payment date of awards from a prior employer forfeited to join MetLife, change in responsibilities, or other related changes. The Company has never granted, and has no plans to grant, any LTI to current or new employees in anticipation of the release of non-public information about the Company or any other company.
Tax Considerations
Section 162(m) of the U.S. Tax Code limits the deductibility of certain compensation paid to certain executives. The Company designed Performance Shares, Stock Options, and (with respect to regular awards to Executive Officers), Restricted Stock Units, and cash equivalents granted in 2017 and earlier with the intention of making them eligible for an exemption from Section 162(m) limits. The Committee grants nondeductible compensation if it determines appropriate.

Accounting Considerations
Stock Options and Restricted Stock Units qualify as equity-classified instruments whose fair value for determining compensation expense under current accounting rules is fixed on the date of grant.
The Compensation Committee endorsed metrics to determine the performance factor applicable to Performance Shares granted from 2013 through 2018, and retained the ability to adjust them, or to consider other factors, should it find that it is appropriate to do so. As a result, MetLife re-measured the fair value of these awards quarterly and recognized compensation expense that varied from period to period. In 2019, the Compensation Committee updated the methodology to determine the performance factor applicable to Performance Shares granted in and after 2019; those awards qualify for expense reporting on a fixed basis based on the grant date fair value.
MetLife records Phantom Awards, which are settled in cash, as liabilities. It re-measures the liability and corresponding expense quarterly.

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Summary Compensation Table

Name and Principal Position	Year (1)	Salary ($)	Bonus ($) (2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($) (3)	All Other Compen- sation ($) (4)	Total ($)

Michel A. Khalaf President and Chief Executive Officer	2020	1,312,500	0	7,483,523	853,094	4,250,000	1,270,246	264,892	15,434,255
	2019	1,083,333	0	6,741,993	939,921	4,500,000	1,095,313	210,021	14,570,581
	2018	837,492	200,000	2,612,171	410,797	3,500,000	104,564	3,107,238	10,772,262

John D. McCallion Executive Vice Pres. and Chief Financial Officer	2020	887,500	0	2,694,114	307,113	2,400,000	358,180	153,953	6,800,860
	2019	808,333	0	2,247,358	313,307	2,500,000	301,443	148,917	6,319,358
	2018	597,834	0	428,064	127,151	2,000,000	118,776	71,928	3,343,753

Bill Pappas Executive Vice Pres., Global Technology & Operations	2020	850,000	1,800,000	2,377,132	0	2,000,000	3,542	32,583	7,063,257
	2019	100,256	2,200,000	2,394,024	0	0	0	0	4,694,280

Steven J. Goulart Executive Vice Pres. and Chief Investment Officer	2020	918,750	0	2,993,460	341,245	2,100,000	361,179	124,750	6,839,384
	2019	870,000	0	2,996,424	417,746	2,200,000	449,969	154,800	7,088,939
	2018	776,250	0	2,238,997	352,112	3,000,000	268,474	91,050	6,726,883

Ramy Tadros President, U.S. Business	2020	818,750	0	2,245,095	255,933	2,000,000	258,594	102,750	5,681,122
	2019	766,250	0	1,498,212	208,878	1,750,000	204,550	82,650	4,510,540
1    Under SEC rules, the Summary Compensation Table includes compensation to a Named Executive Officer for 2019 or 2018 solely to the extent that it was disclosed in either of the Proxy Statements for the prior two years. Neither Mr. Pappas nor Mr. Tadros was a Named Executive Officer in the Company's 2019 Proxy Statement, which reported compensation for 2018.
2    The “Bonus” column presents Mr. Khalaf’s transition allowance in 2018 for purposes such as travel and other incidental costs in connection with his transfer to the United States in lieu of a variety of benefits generally available to other relocating employees. Mr. Khalaf agreed to repay his relocation-related payments, in whole or in part, if he left MetLife voluntarily or MetLife terminated his employment for misconduct within 12 months after his transition. The “Bonus” column also presents Mr. Pappas’ sign-on payments. Mr. Pappas joined MetLife late in 2019 and forfeited certain compensation from his former employer. MetLife provided him: (i) $1.9 million in 2019 to address former-employer awards that would have vested in 2020; (ii) $300,000 in 2019 to address transition considerations; and (iii) $1,800,000 in 2020 to address former-employer forfeited 2019 cash incentives. Should Mr. Pappas voluntarily leave MetLife, or the Company end his employment for “cause,” as defined under the 2015 Stock and Incentive Plan within 24 months of each payment, he must repay these amounts to the extent permissible under law.
3    None of the Company’s executive officers had any above-market or preferential earnings on nonqualified deferred compensation in 2020 or any other year presented.
4    The Company has confirmed the $33,789 estimated 2019 tax make-whole related to relocation for Mr. Khalaf it disclosed in the 2020 Proxy Statement.

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The amounts reported in the table above for 2020 include several elements that were not paid to the Named Executive Officers in 2020. The table includes items such as salary and cash incentive compensation that have been earned. It also includes the grant date fair value of Share-based long-term incentive awards granted in 2020 which may never become payable or be delivered, or may ultimately have a value that differs substantially from the values reported in this table. The table also includes changes in the value of pension benefits from prior year-end to year-end 2020 which will become payable only after the Named Executive Officer ends employment. The same is true of the items and amounts reported in the table above for 2019 and 2018.
In addition, the amounts in the Total column do not represent “Total Compensation” as defined for purposes of the Company’s compensation framework and philosophy, and include elements that do not relate to 2020 performance. For additional information, see the Compensation Discussion and Analysis.
Amounts in the Summary Compensation Table are further discussed in the following.
Salary
The amount reported in the Salary column is the amount of base salary earned by each Named Executive Officer in that year. For the relationship of each Named Executive Officer’s 2020 base salary earnings to that officer’s 2019 Total Compensation, see Highlights of Executive Performance and Compensation.
Bonus
See the footnotes to the Summary Compensation Table.
Stock Awards
Performance Shares. The Company granted Performance Shares to Named Executive Officers in 2020 pursuant to the 2015 Stock Plan.
No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards.
Performance Shares are delivered in Shares after the end of the three-year performance period from January 1, 2020 to December 31, 2022.
The number of Shares the Company delivers at the end of the performance period is calculated by multiplying the number of Performance Shares by a performance factor (from 0% to 175%). The performance factor is determined based on the Company’s Adjusted ROE compared to its three-year Business Plan and TSR during the performance period compared to the Company’s peers.
For a further discussion of the performance goals applicable to the Performance Share awards in 2020, see the Compensation Discussion and Analysis. For a discussion of the 2019 and 2018 Performance Share awards (or phantom equivalents), see the Company’s 2020 and 2019 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.
Restricted Stock Units. The Company granted Restricted Stock Units to Named Executive Officers in 2020 pursuant to the 2015 Stock and Plan. One-third of each of the awards vests on or shortly following each of the first three anniversaries of the grant date. No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards. Restricted Stock Units are delivered in Shares.
For a discussion of the 2019 and 2018 Restricted Stock Unit awards (or phantom equivalents), see the Company’s 2020 and 2019 Proxy Statements. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.

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Method for Determining Amounts Reported. The amounts reported in this column for Stock Awards were calculated by multiplying the number of Shares (or phantom equivalents) by their respective grant date fair value:
• $41.89 for February 25, 2020
• $39.35 for February 26, 2019
• $39.95 for March 2, 2018
Those amounts are the aggregate grant date fair value of the awards under ASC 718 consistent with the estimate of aggregate compensation cost to be recognized over the service period. For Performance Shares a (or phantom equivalents), the amounts are based on target performance, which is a total performance factor of 100%. This is the “probable outcome” of the performance conditions to which those awards are subject, determined under ASC 718. The grant date fair values of the Performance Shares assuming the highest level of performance conditions would be 1.75 times the amounts included in this column, rounded down to the nearest whole Share, because the same grant date fair value per share would be used but the total performance factor used would be 175%. For 2020 Performance Share awards, that would produce the following hypothetical Grant Date Fair Values:

Name	Hypothetical Grant Date Fair Value of 2020-2022 Performance Shares at Maximum Performance Level ($)
Michel A. Khalaf	10,785,041
John D. McCallion	3,882,658
Bill Pappas	0
Steven J. Goulart	4,314,042
Ramy Tadros	3,235,542

For a description of the assumptions made in determining the expenses of Share awards, see Notes 1 and 16 to the Consolidated Financial Statements in the 2020 Form 10-K, Notes 1 and 16 to the Consolidated Financial Statements in the 2019 Form 10-K, and Notes 1 and 15 in the 2018 Form 10-K. In determining these expenses, the Company assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award for this reason was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column.
Option Awards
The Company granted Stock Option awards in 2020 to Named Executive Officers pursuant to the 2015 Stock Plan. The Stock Options will normally become exercisable at the rate of one-third of each grant on each of the first three anniversaries of the grant date, and expire on the day before the tenth anniversary of that grant date. Each of these awards had a per option exercise price equal to the closing price of a Share on the grant date: $47.58. No monetary consideration was paid by a Named Executive Officer for any awards.
For a discussion of the 2019 and 2018 Stock Options (or phantom equivalents), see the Company’s 2020 and 2019 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.
Method for Determining Amounts Reported. The amounts reported in this column were calculated by multiplying the number of Stock Options (or phantom equivalents) by a grant date fair value per option of:
• $9.02 for February 25, 2020
• $10.36 for February 26, 2019
• $11.87 for March 2, 2018
Those amounts are the aggregate grant date fair value of the Stock Options granted in each year under ASC 718, consistent with the estimate of aggregate compensation cost to be recognized over the service period.

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For a description of the assumptions made in determining the expenses of Stock Option awards, see Notes 1 and 16 to the Consolidated Financial Statements in the 2020 Form 10-K, Notes 1 and 16 to the Consolidated Financial Statements in the 2019 Form 10-K, and Notes 1 and 15 in the 2018 Form 10-K. In determining these expenses, it was assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column. In each case, the grant date of the awards was the date that the Compensation Committee endorsed the awards.
Non-Equity Incentive Plan Compensation
The amounts reported in the Non-Equity Incentive Plan Compensation column for each Named Executive Officer are 2020 AVIP awards, which the Compensation Committee made in February 2021 based on 2020 performance and payable in cash by March 15, 2021. The awards were made pursuant to the 2015 Stock Plan. The factors considered and analyzed by the Compensation Committee in determining the awards are discussed in the Compensation Discussion and Analysis.
Amounts reported in this column for 2019 and 2018 are AVIP awards with a similar relationship to performance in those years. The basis of these awards to the Named Executive Officers who appear in the Company’s 2020 and 2019 Proxy Statements, respectively, is discussed further in those Proxy Statements.

Change in Pension Value and Nonqualified Deferred Compensation Earnings
The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2020 represent only any aggregate increase during 2020 in the actuarial present value of accumulated pension benefits for each of the Named Executive Officers. Any increase in the actuarial present value of the benefits for those who participate in the U.S.-based pension program reflects additional service in 2020, base salary compensation earned in 2020 (reflecting any increases in base salary rate) and annual incentive awards payable in March 2020 for 2019 performance, to the extent applicable under each plan.
The Named Executive Officers participate in the same U.S.-based pension program as do other administrative employees in the U.S. On account of his prior compensation and service based outside the U.S., Mr. Khalaf also participated in the Overseas Plan and the Global Plan, under which the increase in the present value of benefits solely reflects the difference in his age from 2019 year-end to 2020 year-end.
For a description of pension benefits, including the formula for determining benefits, see Pension Benefits.
None of the Named Executive Officers’ earnings on their nonqualified deferred compensation in 2020, 2019, or 2018 were above-market or preferential. As a result, the Company has not included any earnings credited on their nonqualified deferred compensation are in this column. For a description of the Company’s nonqualified deferred compensation plans and the simulated investments used to determine earnings, see Nonqualified Deferred Compensation.

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All Other Compensation
The amounts reported in this column for 2020 include all other items of compensation:

Name (1)	Employer 401(k) Program Contributions ($)	Perquisites and Other Personal Benefits ($) (1)	Total ($)

Michel A. Khalaf	232,500	32,392	264,892
John D. McCallion	135,500	18,453	153,953
Bill Pappas	32,583	0	32,583
Steven J. Goulart	124,750	0	124,750
Ramy Tadros	102,750	0	102,750

1Each of Mr. Pappas’, Mr. Goulart’s, and Mr. Tadros’ aggregate amounts of perquisites and other personal benefits in 2020 were less than $10,000 and are therefore reported at $0.
Employer 401(k) Program Contributions. U.S. based eligible employees may make contributions to the 401(k) Plan, which is tax-qualified under the U.S. Tax Code. Employer matching contributions were also made to the 401(k) Plan in 2020. In addition, the Company made employer contributions to the Match Plan that allows contributions beyond the U.S. Tax Code annual limits on the compensation an employee may contribute to the 401(k) Plan. These employer contributions to the Match Plan (but not to the 401(k) Plan) are also reflected in the “Registrant Contributions in Last FY” column of the Nonqualified Deferred Compensation Table.
Perquisites and Other Personal Benefits. Goods or services provided to the Named Executive Officers are perquisites or personal benefits only if they confer a personal benefit on the executive. However, goods or services that are directly and integrally related to the executive’s job duties, or are offered generally to all employees, or for which the executive fully reimbursed the Company, are not perquisites or personal benefits. Perquisites and other personal benefits are reported at the Company’s aggregate incremental cost. The following describes each type of perquisite or other personal benefit.

Personal Car Service. The Company provided limited personal automobile travel, incurring the cost of tolls, fuel, driver overtime compensation, and other costs reported in the table above. Where the executive used an outside car service for personal travel, the Company’s cost is also included.
Personal Conference, Event, and Travel. The reported amounts include the costs incurred by the Company for personal items for the Named Executive Officer at or in connection with a Company business conference, meeting, or other events. Costs paid to a vendor to make personal travel reservations for the Named Executive Officers or their family members are also included.
Tax Preparation. MetLife provided professional tax return preparation services to Mr. McCallion and Mr. Khalaf, the latter at an incremental cost of $32,157. In each case, previous MetLife service based outside the U.S. caused the executive and MetLife multi-jurisdiction tax complexity persisting for several years after transfer to the U.S.

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Grants of Plan-Based Awards in 2020

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Num- ber of Secu- rities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Thres- hold (#)	Tar- get (#)	Maxi- mum (#)

Michel A. Khalaf	February 25, 2020	36,780	147,121	257,461				6,162,899
	February 25, 2020				31,526			1,320,624
	February 25, 2020					94,578	47.58	853,094
John D. McCallion	February 25, 2020	13,241	52,964	92,687				2,218,662
	February 25, 2020				11,350			475,452
	February 25, 2020					34,048	47.58	307,113
Bill Pappas	February 25, 2020				56,747			2,377,132
Steven J. Goulart	February 25, 2020	14,712	58,849	102,985				2,465,185
	February 25, 2020				12,611			528,275
	February 25, 2020					37,832	47.58	341,245
Ramy Tadros	February 25, 2020	11,034	44,137	77,239				1,848,899
	February 25, 2020				9,458			396,196
	February 25, 2020					28,374	47.58	255,933

Equity Incentive Plan Awards
The amounts in these columns reflect a range of Shares the Company may deliver to settle Performance Shares granted to each Named Executive Officer in 2020. In each case, it is also possible that no Shares will be delivered or cash paid. If the 25% threshold performance factor in the metrics endorsed by the Compensation Committee applies, each Named Executive Officer would receive the number of Performance Shares reflected in the Threshold column of this table. If the target performance factor applies, each Named Executive Officer would receive the number of Performance Shares reflected in the Target column of the table. The maximum performance factor of 175% is reflected in the Maximum column of the table. For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
All Other Stock Awards
The amounts in this column reflect the potential number of Shares the Company may deliver to settle Restricted Stock Units granted to each Named Executive Officer in
2020. In each case, it is also possible that no Shares will be delivered or cash paid.
For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
All Other Option Awards
For a description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
Non-Equity Incentive Plans
Each Named Executive Officer serving as of February, 2021 was eligible for a 2020 AVIP award at that time. The technical maximum amount prescribed by the 2015 Stock Plan in any given year is $10 million. The amounts of the 2020 AVIP awards paid to the Named Executive Officers do not approach this limit. For more information about non-equity incentive plan eligibility and awards made in 2021 based on 2020 performance, see the Summary Compensation Table and the text accompanying that table.

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Outstanding Equity Awards at 2020 Fiscal Year-End

	Option Awards (1) (6)				Stock Awards (6)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares orUnits of Stock That Have NotVested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested (#) (4)	Equity Incent Plan Awards: Market or Payout Value of Unearned Shrs, Units or Other Rights Not Vested ($) (5)

Michel A. Khalaf	52,498	0	34.21	February 27, 2022
	35,616	0	31.15	February 25, 2023
	25,181	0	45.15	February 24, 2024
	26,138	0	45.91	February 23, 2025
	39,322	0	34.33	February 22, 2026
	28,817	0	46.85	February 27, 2027
	23,072	11,536	45.50	March 1, 2028
	30,242	60,484	44.65	February 25, 2029
	0	94,578	47.58	February 24, 2030
					55,531	2,607,180	504,382	23,680,735

John D. McCallion	8,619	0	40.91	February 22, 2021
	10,745	0	34.21	February 27, 2022
	6,533	0	46.85	February 27, 2027
	7,141	3,571	45.50	March 1, 2028
	10,080	20,162	44.65	February 25, 2029
	0	34,048	47.58	February 24, 2030
					19,261	904,304	174,994	8,215,968

Bill Pappas					93,370	4,383,722

Steven J. Goulart	20,484	0	40.91	February 22, 2021
	78,691	0	34.21	February 27, 2022
	40,704	0	31.15	February 25, 2023
	26,859	0	45.15	February 24, 2024
	32,673	0	45.91	February 23, 2025
	54,615	0	34.33	February 22, 2026
	40,024	0	46.85	February 27, 2027
	19,776	9,888	45.50	March 1, 2028
	13,441	26,882	44.65	February 25, 2029
	0	37,832	47.58	February 24, 2030
					24,867	1,167,506	212,727	9,987,533

Ramy Tadros	3,955	1,978	45.50	March 1, 2028
	6,720	13,442	44.65	February 25, 2029
	0	28,374	47.58	February 24, 2030
					14,598	685,376	132,110	6,202,565

1    Each of these Option Awards are Stock Options. Each Option Award has an expiration date that is the day before the tenth anniversary of its grant date. Each Option Award becomes exercisable at a rate of one-third of each annual grant on each of the first three anniversaries of the grant date, subject to conditions.
2    Each of these Stock Awards is Restricted Stock Units that vest in thirds on the first business day of March on or following each of the first three anniversaries of the grant date.
3    The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Restricted Stock Units reflected in the column entitled “Number of Shares or Units of Stock That Have Not Vested” multiplied by the closing price of a Share on December 31, 2020, the last business day of that year.

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4    Each of these Stock Awards is Performance Shares. The number of Stock Awards reported is the maximum number of Shares that the Company could deliver for the following performance periods:

	Maximum Performance Shares

Name	2019-2021 (#)	2020-2022 (#)

Michel A. Khalaf	246,921	257,461
John D. McCallion	82,307	92,687
Bill Pappas	0	0
Steven J. Goulart	109,742	102,985
Ramy Tadros	54,871	77,239

The Company has not yet delivered any Shares for these Performance Shares, which vest at the end of the three-year performance period. The number of Shares the Company delivers may be lower than the amounts reflected in this table. Under the terms of the awards, the number of Shares the Company delivers, if any, will depend on a performance factor that the Board determines based upon a three-year performance period. The maximum performance factor has been used to report these outstanding awards because it was not possible to determine the Company’s performance in 2021 or 2022 at the time this Proxy Statement was filed. See the Summary Compensation Table and the text accompanying that table for a description of the terms of the Performance Shares.
5    The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Performance Shares reflected in the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” multiplied by the closing price of a Share on December 31, 2020, the last business day of that year.
6    The Option Awards and Stock Awards granted in 2017 and earlier reflect an adjustment made as of August 4, 2017. On that date, MetLife, Inc. completed the separation of Brighthouse Financial through a distribution of Brighthouse Financial, Inc. common stock to MetLife, Inc. common shareholders. LTI award holders did not receive anything in that distribution. As a result, in order to maintain the intrinsic value of the LTI pursuant to the anti-dilution provisions of the 2015 Stock Plan (or other applicable plan), the Company increased Option Awards and Stock Awards outstanding as of that date by an adjustment ratio, and lowered the Option Awards’ exercise price by dividing it by the same adjustment ratio (the Separation Adjustment). The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017 by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.
The table above presents information about:
•    Option Awards MetLife granted to the Named Executive Officers that were outstanding on December 31, 2020 because they had not been exercised or forfeited as of that date.
•    Performance Shares MetLife granted to the Named Executive Officers that were outstanding on December 31, 2020 because they had not vested as of that date.
•    Restricted Stock Units MetLife granted to the Named Executive Officers that were outstanding on December 31, 2020 because they had not vested as of that date.
The awards reported in this table include awards granted in 2020, which are also reported in the Summary Compensation Table and the Grants of Plan-Based Awards table.

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Option Exercises and Stock Vested in 2020

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Michel A. Khalaf	29,383	158,668	76,789	3,564,310
John D. McCallion	0	0	13,191	606,705
Bill Pappas	0	0	18,311	833,334
Steven J. Goulart	19,141	392,199	63,361	2,945,586
Ramy Tadros	0	0	47,503	1,923,570

Option Awards
The amount for the value realized on exercise of Option Awards is the market value of Shares when the executive exercised the Stock Option (or phantom equivalents) less the exercise price.
Stock Awards
These amounts include Shares the Company delivered for Restricted Stock Units (or phantom equivalents) that vested in 2020. The value realized on vesting was determined using the closing price of a Share on the vesting date. None of the Named Executive Officers had the opportunity to defer the Shares that they might receive for these awards.

These amounts also include Shares deliverable for Performance Shares (or phantom equivalents) for the 2018-2020 performance period, which vested on December 31, 2020. The value realized on vesting was determined using the number of Shares deliverable, or cash equivalent, multiplied by the closing price of Shares on the vesting date. The number of Shares deliverable for this award (or cash equivalent) was calculated by multiplying the number of Performance Shares by the performance factor that pertained to the awards, which was 110.8%. For more information, see “Performance Shares” in How Did We Compensate Our CEO and Other Named Executive Officers?
Each Named Executive Officer who had a Performance Share award for the 2018-2020 performance period had the opportunity to defer Shares deliverable for that award. None of them chose to defer any of those Shares.

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Pension Benefits at 2020 Fiscal Year-End

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2) (3)

Michel A. Khalaf	Retirement Plan	1.67	44,215
	Auxiliary Plan	1.67	614,708
	Global Plan	2.42	1,591,290
	Overseas Plan	27.66	3,117,498
John D. McCallion	Retirement Plan	13.50	327,270
	Auxiliary Plan	13.50	964,407
Bill Pappas	Retirement Plan	0.08	3,542
	Auxiliary Plan	0.08	0
Steven J. Goulart	Retirement Plan	13.50	335,901
	Auxiliary Plan	13.50	2,290,113
Ramy Tadros	Retirement Plan	2.33	55,888
	Auxiliary Plan	2.33	418,106

1    Number of Years Credited Service are those credited for determination of the amount of benefits, for those with sufficient service for purposes of eligibility, as of December 31, 2020, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2020 audited financial statements. Service for eligibility is determined separately and by different criteria than is service for amount of benefits.
2    Present Values of Accumulated Benefit are those as of December 31, 2020, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2020 audited financial statements.
3    No Named Executive Officer received pension benefits payments in 2020.

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U.S.-Based Pension Program
Each of the Named Executive Officers were eligible to participate in the U.S.-based Retirement Plan and Auxiliary Plan for all or a portion of 2020. Eligible employees qualify for pension benefits after one year of service and become vested in their accrued benefits after three years of service.
Pension Plans. Pension benefits are paid under two separate plans, primarily due to U.S. Tax Code requirements. The Retirement Plan is a tax-qualified defined benefit pension plan that provides benefits for eligible employees on the United States payroll. The U.S. Tax Code imposes annual limitations on eligible compensation and on the amounts that can be paid under the Retirement Plan. The purpose of the Auxiliary Plan is to provide benefits which eligible employees would have received under the Retirement Plan if these limitations were not imposed. Benefits under the Auxiliary Plan are calculated in substantially the same manner as they are under the Retirement Plan. The Auxiliary Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Mr. Pappas did not accrue benefits under the Auxiliary Plan in 2020 because only his late 2020 compensation was eligible. As a result, his 2020 compensation did not exceed the annual IRS limitation.
Determination of Benefits. Each Named Executive Officer’s benefit under the U.S.-based plans will be determined under a formula based on monthly credits (the Account Formula). This formula applies to all similarly-situated employees. Each Named Executive Officer, except Mr. Pappas, had sufficient service as of year-end 2020 to be fully vested in his Account Formula benefit.
Under the Account Formula, an eligible employee’s account is credited each month with an amount equal to five percent of eligible compensation up to the Social Security wage base (for 2020, $137,700), plus 10% of eligible compensation in excess of that wage base. Eligible compensation includes base salary and eligible annual incentive awards. In addition, amounts credited to each employee earn interest at an approximation of the U.S. government’s 30-year Treasury securities rate.
Once the employee’s eligible compensation exceeds the IRS annual limitation on eligible compensation, monthly credits continue in the Auxiliary Plan.
Form and Timing of Payment of Benefits. An employee may choose to receive vested Account Formula benefits from the Retirement Plan as a single lump-sum payment or as one of several forms of annuity at termination of employment or deferred until no later than age 65.
Amounts accrued under the Auxiliary Plan that are determined by the Account Formula are paid in a lump sum at termination of employment or death, subject to any elections and other terms described under “Section 409A Requirements” below.
Section 409A Requirements. Account Formula benefits in the Auxiliary Plan are subject to the requirements of U.S. Tax Code Section 409A (Section 409A). Eligible participants had the opportunity in 2008 to choose their form of payment (including a lump sum or annuity) for their accrued benefit, so long as they did not begin receiving payments in the year of the election. Payments of amounts that are subject to the requirements of Section 409A payable to the top 50 highest paid officers in the Company that are due upon separation from service are delayed for six months following their separation, as required by Section 409A.
Present Value Calculation Assumptions. The present value of each eligible Named Executive Officer participant’s accumulated pension benefits is equal to his Account Formula balance at December 31, 2020. Each Named Executive Officer, except Mr. Pappas, was vested in such benefit as of that date.
Retirement Eligibility. Account Formula participants qualify to be paid their full vested benefit when their employment ends. Because Account Formula benefits are based on total amounts credited for the employee and not final average compensation, those benefits are not reduced for any early retirement.
Normal Retirement Eligibility applies at age 65 with at least one year of service. An employee is eligible for early Retirement Eligibility beginning at age 55 with 15 years of service. Each year of age over age 57 1/2 reduces the number of years of service required to qualify for early retirement, until normal Retirement Eligibility at age 65 and at least one year of service.
While attaining Retirement Eligibility does not affect Account Formula benefits, attaining Retirement Eligibility does effect whether a departed employee may continue to exercise vested Stock Options or Unit Options granted in 2014 or earlier and whether distribution elections of compensation deferred under the MetLife Leadership Deferred Compensation Plan (the Leadership Plan), in 2014 or earlier will be honored. See the text accompanying Potential Payments upon Termination or Change-in-Control for a discussion of these effects as of 2020 year-end.
Of the Named Executive Officers, only Mr. Goulart was Retirement Eligible by year-end 2020.

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Mr. Khalaf’s Legacy Pension Benefits
Mr. Khalaf did not accrue any benefits for his compensation and service in 2020 under either the Global Plan or the Alico Overseas Pension Plan (the Overseas Plan). However, his potential early retirement reduction factor under each plan changed as a result of the difference in his age from year-end 2019 to year-end 2020.
Overseas Plan. Mr. Khalaf has participated in the Overseas Plan for over 27 years, dating back to his service with Alico and its affiliates prior to MetLife’s 2010 acquisition of that company. The Overseas Plan is for non-U.S.-based employees, and does not count compensation earned for services in the United States. The purpose of the Overseas Plan is to provide benefits for eligible employees based on length of service and base salary, excluding compensation for services to the Company while in the U.S. Eligible employees qualify for pension benefits after six months of service and become vested in their benefits after five years of service. The Overseas Plan is unfunded, and benefits under that plan are employer general unsecured promises of payment.
Mr. Khalaf’s service for purposes of the Overseas Plan includes his period of service with Alico and its affiliates prior to the Company’s acquisition of Alico on the same basis as such service is credited to other similarly-situated employees. The Overseas Plan does not recognize service by any employee for the first six months of employment or service by an employee in the United States while the employee is a U.S. taxpayer, resident, or citizen.
An employee’s annual benefit under the Overseas Plan is determined by multiplying the employee’s years of service since January 1, 1966, but not exceeding 40 years, by 1.75% of the employee’s average final compensation, less each of the following: (1) approximately 1.43% of any social security benefit which the employee is eligible to receive, multiplied by the employee’s years of service, limited to 35 years; (2) the actuarial equivalent of the employer-contributed portion of any government-mandated defined contribution retirement plan, i.e., a “Provident Fund”; (3) any termination indemnity or severance allowance due under applicable law or labor agreement, not including any Company or affiliate severance plan, policy or agreement; (4) the actuarial equivalent of any employer contributions to any applicable defined contribution plan, and earnings on such contributions; and (5) the actuarial equivalent of the amount due to a participant from any other defined benefit plan sponsored by the Company or a Company affiliate.
An employee’s final average compensation is calculated by looking back at the 10-year period prior to retirement or termination of employment and determining the consecutive three-year period during which the employee’s eligible compensation produces the highest average annual compensation. Eligible compensation is limited to base salary, but does not include salary for services to the Company while in the U.S.
A participant may choose to receive benefits under the Overseas Plan as a 100% joint and survivor annuity, a 75% joint and survivor annuity, a 50% joint and survivor annuity, life annuity, or life and 10 year term certain annuity. The actuarial value of all forms of payment is substantially equivalent.
Benefits may not be paid to an employee before the employee becomes retirement eligible. Participants qualify for normal retirement at age 65 with at least five years of service, and early retirement beginning at age 55 with at least 10 years of service.
Early retirement payments are reduced from normal retirement benefits by an early retirement factor that depends on the employee’s age and years of service at the time payments begin. For each year prior to normal retirement that a participant’s payment starts, the annual payment is reduced by a stated percentage. For employees who were not yet age 54 as of January 1, 2006, including Mr. Khalaf, benefits accrued prior to January 1, 2006 are reduced by an early retirement factor of 3%. Benefits for such employees that accrued on or after January 1, 2006 are subject to the following early retirement reduction factors:

Minimum Age	Minimum Number of Years of Service	Reduction Factor (%)

60	30	3
60	25	4
55	10	5

Mr. Khalaf was eligible for early retirement benefits under the Overseas Plan in 2020.
Global Plan. The purpose of the Global Plan is to provide benefits determined using the same formulae as the Overseas Plan, but based on eligible compensation earned for services to the Company in the U.S. As a result, Mr. Khalaf became eligible for the Global Plan upon his appointment as President, U.S. Business and EMEA during 2017, and was immediately credited with service on the same basis as the Overseas Plan.

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Global Plan benefits are paid in a single lump sum when employment ends and, because that plan is subject to Section 409A, any payments to the top 50 highest paid officers in the Company that are due upon separation from service must be delayed for six months following separation. The Global Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Mr. Khalaf was eligible for early retirement benefits under the Global Plan in 2020.

Present Value Calculation. The present value of Mr. Khalaf’s accumulated pension benefits under each of these legacy plans is reported in the table above using assumed retirement at the earliest date Mr. Khalaf could retire with full benefits. This is the date Mr. Khalaf will reach age 65. Otherwise, the assumptions used were the same as those used for financial reporting under GAAP. The discount rates used to determine the present value of the benefits were 3.30% as of December 31, 2019 and 2.65% as of December 31, 2020. For a discussion of the other assumptions made regarding this valuation, see Notes 1 and 18 of the Notes to Consolidated Financial Statements included in the 2020 Form 10-K.

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Nonqualified Deferred Compensation at 2020 Fiscal Year-End

Name	Plan Name	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (2)	Aggregate Balance at Last FYE ($) (3) (4)

Michel A. Khalaf	Match Plan	221,100	54,565	297,178
John D. McCallion	Match Plan	124,100	123,887	581,382
Bill Pappas	Match Plan	22,600	1,561	24,161
Steven J. Goulart	Match Plan	113,350	266,986	1,463,460
	Leadership Plan	0	21,278	175,212
Ramy Tadros	Match Plan	91,350	61,790	241,224

1    Amounts in this column are reported as components of Employer 401(k) Program for 2020 in the “All Other Compensation” column of the Summary Compensation Table.
2    None of the amounts in this column are reported for 2020 in the Summary Compensation Table. See the text pertaining to the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of that table.
3    A portion of the amounts reported in this column is attributable to Match Plan contributions. These contributions are reflected in the “All Other Compensation” column of the Summary Compensation Tables in the Company’s previous Proxy Statements (beginning in 2007) for Named Executive Officers who were also named in those Proxy Statements: $20,800 for Mr. Khalaf; $133,840 for Mr. McCallion; $511,367 for Mr. Goulart; and $71,450 for Mr. Tadros.
4    No Named Executive Officer received payment of defined contribution nonqualified deferred compensation in 2020.

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Leadership Plan
The Company’s U.S.-based nonqualified deferred compensation program offers defined contribution deferral opportunities to hundreds of eligible employees. The program includes the MetLife Leadership Deferred Compensation Plan (the Leadership Plan). Under the Leadership Plan, employees may generally elect to defer receipt of their base salary, AVIP awards, and Performance Shares. Income taxation on such compensation is delayed until the employee receives payment. Amounts deferred under the Leadership Plan are subject to the requirements of Section 409A. None of the Named Executive Officers deferred any compensation under the Leadership Plan in 2020.
Under the Leadership Plan, eligible employees may elect to defer receipt of up to 75% of their base salary, all of their AVIP awards, and any Shares deliverable for Performance Share awards. These deferrals are voluntary contributions of the Named Executive Officers’ own earnings.
Compensation that would have been made in Shares, but is deferred, remains deliverable in Shares. This includes Shares deliverable for Performance Shares, Restricted Stock Units, and the Shares deliverable under the Long Term Performance Compensation Plan formerly maintained by the Company. Cash awards under the Long Term Performance Compensation Plan that were irrevocably deferred in the form of Shares are also delivered in Shares. All other deferred cash compensation is payable in cash.
Participants may elect to receive compensation they have deferred at a specified date before, upon or after employment. In addition, participants may elect to receive payments in a single lump sum or in up to 15 annual installments. However, MetLife pays out the deferred compensation in a single lump sum when the employee leaves MetLife, unless the participant has met certain age and/or service milestones. With respect to compensation that would otherwise have been paid in 2014 and earlier but is instead deferred, the employee’s choice of form and timing of payment is honored if the employee becomes Retirement Eligible or meets the requirements for age and service and has a final separation agreement under a particular severance plan, making the employee eligible for post-retirement medical benefits despite not being Retirement Eligible (Bridge Eligible). With respect to compensation that would have been paid in 2015 or later but was instead deferred, the employee’s choice of form and timing of payment is honored if the employee has completed five or more years of service or is at least age 60 when employment ends. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.
The Company offers a number of simulated investments under the Leadership Plan. Participants may generally choose the simulated investments for their deferred cash compensation at the time they elect to defer compensation, and may change the simulated investment selections for their existing account balances at any time. The rate set for the Auxiliary Fixed Income Fund cannot exceed 120% of the applicable federal long term rate under U.S. Tax Code Section 1274(d) at the time that rate is set.
The MetLife Deferred Shares Fund is available exclusively for compensation payable in Deferred Shares. Its returns reflect changes in the value of Shares plus the value of imputed reinvested dividends.
The following table reflects the simulated investment returns for 2020 on each of the alternatives offered under the Leadership Plan.

Simulated Investment	2020 Returns (%)

Auxiliary Fixed Income Fund	2.33
Brighthouse Funds Trust II - Western Asset Management Strategic Bond Opportunities Portfolio - Class A	6.92
Oakmark Fund® - Investor Class	12.90
Small Cap Equity Fund	19.62
Oakmark International Fund - Investor Class	4.92
S&P 500® Index	18.40
Russell 2000® Index	19.96
MSCI EAFE® Index	7.82
Bloomberg Barclays U.S. Aggregate Bond Index	7.51
Bank of America (BofA) Merrill Lynch U.S. High Yield Index	6.20
MSCI Emerging Markets Index SM	18.31
MetLife Deferred Shares Fund	(7.89)

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Eligible U.S.-based Named Executive Officers and other eligible U.S.-based employees who elected to contribute a portion of their eligible compensation under the tax-qualified 401(k) Plan in 2020 received an employer matching contribution of their eligible compensation in the 401(k) Plan in 2020:

Employee Contribution (as a percentage of eligible compensation) (%)	Employer Matching Contribution (as a percentage of eligible compensation) (%)

3	3.0
4	3.5
5 or more	4.0

The employee’s eligible compensation under the 401(k) Plan includes base salary and eligible annual incentive awards.

Match Plan
The U.S. tax code limits annual compensation that is eligible for employer contributions under the 401(k) Plan. In 2020, the Company could not make contributions based on compensation over $285,000. Named Executive Officers and other eligible employees who elected to participate in the 401(k) Plan during 2020 were credited with a percentage of their eligible compensation beyond that limit in the (nonqualified) Match Plan, using the same employee contribution rate as applied under the 401(k) Plan.
If the employee makes no election otherwise, Match Plan balances are paid in a lump sum one year after termination of employment. Employees can elect to receive their Match Plan balances in up to 15 annual installments and/or may elect to delay their payment, or the beginning of their annual payments, for up to 10 years after termination of employment.
Amounts in the Match Plan are subject to the requirements of Section 409A. Participants were able to elect the time and form of their payments through 2008, which was within the time period permitted for such elections under Section 409A. Since 2008, participants may change the time and form of their payments, but the election must be made during employment, must be made at least 12 months before payments would otherwise have begun, and must delay the start of benefit payments by at least five years from the date payments would have otherwise begun. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.
Employees may choose from a number of simulated investments for their Match Plan accounts. These simulated investments were identical to the core funds offered under the 401(k) Plan in 2020, except that the rate set for the Auxiliary Fixed Income Fund available under the Match Plan cannot exceed 120% of the applicable federal long term rate under U.S. Tax Code Section 1274(d) at the time that rate is set. Employees may change the simulated investments for new employer matching contributions to their Match Plan accounts at any time.
Employees may change the simulated investments for their existing Match Plan accounts up to four times a month. The Company charges employees fees for moving existing balances out of certain international simulated investments prior to the expiration of pre-established holding periods.
The following table reflects the simulated investment returns for 2020 on each of the alternatives offered under the Match Plan.

Simulated Investment	2020 Returns (%)

Auxiliary Fixed Income Fund	2.33
Bond Index Fund	7.33
Balanced Index Fund	13.47
Large Cap Equity Index Fund	18.30
Large Cap Value Index Fund	2.69
Large Cap Growth Index Fund	38.43
Mid Cap Equity Index Fund	13.52
Small Cap Equity Fund	19.62
International Equity Fund	27.16

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Potential Payments upon Termination or Change-in-Control at 2020 Fiscal Year-End
The following table reflects hypothetical, estimated additional payments and benefits that would have been earned or accrued, or that would have vested or been issued or paid earlier than normal, for any of our Named Executive Officers. It is based on a hypothetical end of the Named Executive Officer’s employment on the last business day of 2020 (the Trigger Date) and the closing price of a Share on the Trigger Date, $46.95 (the Trigger Date Closing Price).

		Death		Severance-Eligible Termination (No Change-in-Control)			Change-in-Control (Assuming No Alternative Award)		Change-in-Control Severance Eligible Termination

Name	Voluntary Resig- nation ($)	Accelerated Stock Options ($) (1)	Issuance of Shares for Share Awards ($) (2)	Severance Pay ($) (3)	Out- placement ($) (4)	Pro-Rata Delivery of Shares for Share Awards ($) (5)	Accelerated Stock Options ($) (1)	Issuance of Shares for Share Awards ($) (2)	Severance Pay ($) (6)	Benefits Con-tinuation ($) (7)

Michel A. Khalaf	0	155,840	16,139,063	1,012,500	3,071	0	155,840	16,139,063	9,433,333	139,271
John D. McCallion	0	51,551	5,599,163	726,924	3,071	2,240,000	51,551	5,599,163	5,129,894	94,013
Bill Pappas	0	0	4,383,722	474,039	3,071	0	0	4,383,722	5,700,000	48,704
Steven J. Goulart	0	76,167	6,874,701	747,116	3,071	0	76,167	6,874,701	5,951,174	86,839
Ramy Tadros	0	33,785	4,229,725	491,827	3,071	1,633,300	33,785	4,229,725	2,158,614	104,707

1    Trigger Date unexercisable Options at Trigger Date Closing Price less exercise price.
2    Trigger Date Outstanding Share Awards at Trigger Date Closing Price. Trigger Date Outstanding Share Awards, consist of (a) Trigger Date Outstanding Performance Awards, the executive’s 2019-2021 and 2020-2022 Performance Shares, each of which was outstanding as of the Trigger Date, at 100% of Performance Shares granted (Target Performance); and (b) Trigger Date Outstanding Restricted Awards, the executive’s Restricted Stock Units outstanding as of the Trigger Date.
3    Twenty-eight weeks of Trigger Date annual salary rate plus one week Trigger Date annual salary for every year of service, up to overall maximum of 52 weeks base salary.
4    Company’s cost for outplacement services.
5    For Named Executive Officers whose age and service did not meet the Rule of 65 as of the Trigger Date, Trigger Date Outstanding Performance Awards, prorated for the performance period through the Trigger Date, at Trigger Date Closing Price.
6    Two times the sum of Trigger Date annual salary rate and the average annual incentive awards for the three fiscal years prior to the change-in-control, subject to a “modified cap” for any U.S. Tax Code excise taxes. The Company would not have made the executive whole for any such taxes.
7    Three-year actuarial present value of continued benefits, using assumptions in MetLife’s GAAP financial statements.

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The table above does not include payments or benefits under arrangements available on the same basis generally to all salaried employees in the jurisdiction in which the executive is employed. Any of the executive’s pension benefits and nonqualified deferred compensation are described in the Pension Benefits and Nonqualified Deferred Compensation tables.
Voluntary Resignation
None of the Named Executive Officers has a preferential arrangement that calls for any severance pay in connection with a voluntary resignation from employment prior to a change-in-control. Nor in such a case would any additional preferential payments or benefits have been earned or accrued, or have vested or been delivered or paid out earlier than normal, in favor of any Named Executive Officer.
A Named Executive Officer who had resigned but was Retirement Eligible (for awards granted in 2014 or earlier) or met the Rule of 65 (for awards granted in 2015 or later) as of the Trigger Date would have continued to receive the benefit of the executive’s outstanding LTI. The Company would have delivered Shares for each of the executive’s Performance Shares after the conclusion of the performance period, and would have delivered Shares for the executive’s Restricted Stock Units after the conclusion of the restriction period, and all of the executive’s unexercised Stock Options would have continued to vest and remain exercisable for the remainder of their full ten-year term. These terms apply to all employees who meet age and service qualifications. Employees who retain their awards may forfeit them if they violate terms including non-disparagement, protection of Company property, interfering with MetLife business, soliciting MetLife employees to leave the Company, or, for executive officers of the Company, competing with MetLife. See Outstanding Equity Awards for details on the Performance Shares and Stock Options (and cash equivalents of each).
As of the Trigger Date, Mr. Goulart was the only Retirement Eligible Named Executive Officer. Both he and Mr. Khalaf met the Rule of 65.
An executive terminated for “cause” on the Trigger Date would not have continued to receive the benefit of existing LTI described in the previous paragraph. For this purpose, “cause” is defined as engaging in a serious infraction of Company policy, theft of Company property or services or other dishonest conduct, conduct otherwise injurious to the interests of the Company, or demonstrated unacceptable lateness or absenteeism.
Any other Named Executive Officer who had resigned on the Trigger Date would nevertheless have received any 2018-2020 Performance Shares previously granted to him, because these awards vested on December 31, 2020. The executive would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have forfeited all other outstanding LTI.
Death
In the event that a Named Executive Officer had died on the Trigger Date, that executive’s LTI would have vested and Shares would have become immediately deliverable, or cash become immediately payable. The Company would have delivered Shares for the executive’s unvested Performance Shares using Target Performance, and would have delivered Shares for the executive’s unvested Restricted Stock Units. In each case, payment or delivery would have been made in a single lump sum. All of the executive’s Stock Options would have become immediately exercisable. These terms apply to all employees.
Severance-Eligible Termination
(No Change-in-Control)
None of the Named Executive Officers has an employment agreement or other arrangement that calls for any severance pay in connection with a termination of employment for cause. If one of these Named Executive Officers had been terminated for cause on the Trigger Date, the executive’s unvested Performance Shares and Restricted Stock Units, and all of the executive’s Stock Options (and any cash-payable equivalents for each), would have been forfeited and the executive would have received no annual award for 2020 performance. For the definition of cause for this purpose, see above under “Voluntary Resignation.”
Had such a Named Executive Officer been terminated from employment on the Trigger Date due to job elimination without a change-in-control having occurred, the executive would have been eligible for severance pay under a severance program for all officer-level employees. The severance pay would have been equal to 28 weeks base salary plus one week for every year of service, up to 52 weeks base salary, paid in a single lump sum. In order to receive any severance pay, the executive would have had to enter into a separation agreement including a release of employment-related claims against the Company (a Separation Agreement). Each executive would also have been entitled to outplacement services. If such a Named Executive Officer’s termination had been due to performance, the

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amount of severance pay would have been one-half of what it would have been in the case of job elimination.
If an employee had been Bridge Eligible and involuntarily terminated with severance pay on the Trigger Date, that employee would have received the benefit of all outstanding LTI made in 2005 through 2014 on the same basis as those who were Retirement Eligible. In order to be Bridge Eligible, an employee must enter into a Separation Agreement. None of the Named Executive Officers had the requisite age and service to qualify for Bridge Eligibility as of the Trigger Date.
A Named Executive Officer whose employment was terminated with severance pay and who was not Retirement Eligible, had not met the Rule of 65, and was not Bridge Eligible as of the Trigger Date would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have received Shares for his 2018-2020 Performance Shares because these awards vested at the end of the performance period on December 31, 2020. Such a Named Executive Officer would have been offered pro rata cash payments in consideration of any 2019-2021 and 2020-2022 Performance Shares, contingent on a Separation Agreement. The amount of payment for these Performance Shares would have been determined using the amount of time that had passed in the performance period through the date of the termination of employment, the number of Performance Shares granted, the lesser of the performance factor ultimately determined for that three-year performance period or target performance (100%), and the lesser of the closing price of Shares on the date of grant and the closing price of Shares on the date the Board determined the performance factor for that performance period. Such payments would not have been made until after the end of the applicable performance period.
Such a Named Executive Officer would also have been offered a pro rata cash payment for any outstanding Restricted Stock Units that were to have vested in their entirety on the third or later anniversary of their grant date. Such a payment would have been based on the amount of time that had passed in the restriction period through the date of termination of employment.
Any pro rata cash payment would have been in a single lump sum.
The estimated cost of these Share-award-related pro rata payments for each Named Executive Officer is reflected in the table above, using the closing price of
Shares on the date of grant and a hypothetical 100% performance factor.
Change-in-Control (Assuming No Alternative Award)
The Company’s definition of change-in-control is: any person acquires beneficial ownership of 25% or more of MetLife’s voting securities (for this purpose, persons include any group under Rule 13d-5(b) under the Exchange Act, not including MetLife, any affiliate of MetLife, any Company employee benefit plan, or the MetLife Policyholder Trust); a change in the majority of the membership of MetLife’s Board of Directors (other than any director nominated or elected by other directors) occurs within any 24-month period; or a completed transaction after which the previous shareholders of MetLife do not own the majority of the voting shares in the resulting company, or do not own the majority of the voting shares in each company that holds more than 25% of the assets of MetLife prior to the transaction.
Had a change-in-control occurred on the Trigger Date, the Company could have chosen to substitute an award with at least the same value and at least equivalent material terms that complies with Section 409A (an Alternative Award), rather than accelerate the vesting of, and deliver Shares or pay cash for, the existing LTI. Otherwise, the Company would have delivered Shares for a Named Executive Officer’s unvested Performance Shares using Target Performance and the change-in-control price of Shares, and would have delivered Shares for the executive’s unvested Restricted Stock Units using the change-in-control price of Shares. The Company would have made delivery or payment in a single lump sum within 30 days after the change-in-control, except that if the event did not qualify as a change-in-control as defined in Section 409A, then delivery or payment would have been made following the end of the three-year performance period originally applicable to the Performance Shares, or following the end of the restriction period applicable to the Restricted Stock Units.
In addition, if no Alternative Award had been made, each executive’s unvested Stock Options would have become immediately exercisable, and the Compensation Committee could have chosen to cancel each option in exchange for a single lump sum cash payment equal to the difference between the exercise price of the Stock Option and the change-in-control price.

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Change-in-Control Severance-Eligible Termination
In addition to being eligible to receive the payments described above under “Change-in-Control,” each of the Named Executive Officers is eligible to participate in the Executive Severance Plan. Under this plan, had a change-in-control occurred on the Trigger Date, and had such a Named Executive Officer’s terms and conditions of employment during the three-year period beginning with the Trigger Date (Employment Period) not satisfied specified standards, the Named Executive Officer could have terminated employment and received severance pay and related benefits. These standards include:
•    base pay no lower than the level paid before the change-in-control;
•    annual bonus opportunities at least as high as other Company executives;
•    participation in all long-term incentive compensation programs for key executives at a level at least as high as for other executives of the Company of comparable rank;
•    aggregate annual bonus and long-term compensation awards at least equal to the aggregate value of such awards for any of the three years prior to the change-in-control;
•    a pro rata annual bonus for any fiscal year that extends beyond the end of the three-year period at least equal to the same pro rata portion of any of the three annual bonuses granted prior to the change-in-control;
•    participation in all Company pension, deferred compensation, savings, and other benefit plans at the same level as or better than those made available to other similarly-situated officers;
•    vacation, indemnification, fringe benefits, and reimbursement of expenses on the same basis as other similarly-situated officers; and
•    a work location at the same office as the executive had immediately prior to the change-in-control, or within 50 miles of that location.

In addition, if the Company had terminated a Named Executive Officer’s employment without cause during the Employment Period, the executive would have received severance pay and related benefits. For these purposes, cause is defined as the executive’s conviction or plea of nolo contendere to a felony, dishonesty or gross misconduct which results or is intended to result in material damage to the Company’s business or reputation, or repeated, material, willful and deliberate violations by the executive of the executive’s obligations.
Had a Named Executive Officer listed in the table above qualified for severance pay as of the Trigger Date, the amount would have been two times the sum of the executive’s annual salary rate plus the average of the executive’s annual incentive awards for the three fiscal years prior to the change-in-control. If the executive would have received a greater net after-tax benefit by reducing the amount of severance pay below the U.S. Tax Code’s change-in-control excise tax threshold, the severance pay would have been reduced to an amount low enough to avoid that excise tax. Any such severance would have been paid in a single lump sum.
The executive’s related benefits would have included up to three years continuation of existing medical, dental, and long-term disability plan benefits.
The estimated cost of these payments and benefits is reflected in the table above, using the Trigger Date Closing Price and the actuarial present value of continuation of benefits using the same assumptions or principles that are used by the Company for financial reporting purposes under GAAP.
If severance pay and related benefits had become due because the executive terminated employment because the Company failed to provide the terms and conditions specified above during the Employment Period, payment would have been delayed for six months in order to comply with Section 409A.

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Pay Ratio
MetLife has calculated a reasonable estimate of the ratio of the CEO’s compensation to that of a median employee, using methods consistent with SEC rules for that purpose. MetLife has determined the 2020 median employee using the same compensation information and method it used to determine the 2019 median employee as described in its 2020 Proxy Statement. The Company believes there have been no changes that would significantly affect its pay ratio because it has not significantly changed its employee population or employee compensation arrangements. However, it is not appropriate for MetLife to use the median employee it identified for 2019. The individual’s employment ended without payment of an AVIP award for 2020 performance, and as result the employee’s 2020 total compensation was not comparable to that of 2019. The Company has designated an employee for 2020 whose 2019 compensation was substantially similar to that of the 2019 median employee, based on the same compensation measure.

The determination of the total compensation of the median employee for calendar year 2020 included salary and incentive compensation earned in 2020, employer contributions to defined contribution plans, change in pension value, estimated cost of group medical and dental benefits, and recognition awards. The median employee’s total compensation required no annualization.
The median employee’s 2020 total compensation was $75,511. The CEO’s 2020 total compensation was $15,456,570, which is $22,315 higher than the total column of the Summary Compensation Table due to the addition of the estimated cost of group medical and dental benefits. The resulting ratio of CEO to median employee 2020 total compensation was approximately 205:1.

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OTHER INFORMATION

Security Ownership of Directors and Executive Officers

	Amount and Nature of Beneficial Ownership						Deferred Shares Not Beneficially Owned (#) (7)

Name (1)	Exercisable Stock Options (#) (2)	Deferred Shares (#) (3)	Shares Held by PH Trust (#) (4)	Other Common Stock (#) (5)	Total (#)	Percent of Class (%) (6)

Michel A. Khalaf	334,190	0	0	73,131	407,321	*	0
Steven J. Goulart	342,722	0	0	170,206	512,928	*	0
Cheryl W. Grisé	0	15,926	0	4,708	20,634	*	48,734
Carlos M. Gutierrez	0	0	0	32,282	32,282	*	0
Gerald L. Hassell	0	12,147	0	10,029	22,176	*	1
David L. Herzog	0	1,075	0	10,652	11,727	*	4,302
R. Glenn Hubbard, Ph.D.	0	64,277	0	7,778	72,055	*	1
Edward J. Kelly, III	0	4,681	0	0	4,681	*	18,725
William E. Kennard	0	28,615	10	0	28,625	*	1
Catherine R. Kinney	0	33,407	0	17,252	50,659	*	1
John D. McCallion	48,755	0	0	44,398	93,153	*	0
Diana L. McKenzie	0	9,694	0	0	9,694	*	0
Denise M. Morrison	0	0	0	22,441	22,441	*	0
Bill Pappas	0	0	0	21,577	21,577	*	0
Ramy Tadros	28,832	0	0	28,331	57,163	*	0
Mark A. Weinberger	0	0	0	6,531	6,531	*	0
Company Board of Directors, but not in any Director’s individual capacity (8)	0	0	135,345,419	0	135,345,419	15.3%	0
All Directors and Executive Officers, as a group (9)	970,198	169,822	10	596,466	1,736,496	*	95,193

1Other than as described in note (8) below, all information in the table and the notes thereto is as of the April 22, 2021 Record Date. None of the Directors or Executive Officers of the Company beneficially owned any of the Company’s Preferred Stock.
2Reflects Shares subject to Stock Options granted under the MetLife, Inc. 2005 Stock and Incentive Plan and the 2015 Stock Plan exercisable on or within 60 days after the Record Date (the 60-day Period) with an exercise price lower than the Record Date closing price.
3Reflects Deferred Shares acquirable within the 60-day Period, such as by ending employment or service as a Director, or by taking early distribution of the Shares (in some cases with a 10% reduction as provided under the applicable deferred compensation plan), in each case regardless of any delivery delayed to comply with Section 409A.
4Except for the row labeled "Company Board of Directors, but not in any Director's individual capacity" (see note (8)), reflects Shares held by the MetLife Policyholder Trust (the PH Trust) for the benefit of the individual as of the Record Date. The beneficiaries had sole investment power and shared voting power with respect to such Shares.
5Each Director and Named Executive Officer had sole voting and investment power over the Shares shown in this column opposite his or her name.
6Other than as described in note (8) below, reflects percent of Shares outstanding as of the Record Date. Asterisk (*) indicates less than one percent.

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7Reflects Deferred Shares not beneficially owned because they are not acquirable within the 60-day Period.
8Reflects as of February 12, 2021 number of Shares, as well as percent of Shares outstanding, deemed beneficially owned because the Board as an entity directs the votes of those Shares on certain matters.
9Represents total Shares owned by the Directors and Executive Officers in their individual capacities. Does not include Shares described in note (8).

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Security Ownership of Certain Beneficial Owners
The following persons have reported to the SEC beneficial ownership of more than five percent of the Shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Beneficiaries of the MetLife Policyholder Trust (1) c/o Wilmington Trust Company, as Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890	135,345,419	15.3%
BlackRock, Inc. (2) 55 East 52nd Street New York, NY 10055	64,209,500	7.1%
The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	59,731,202	6.64%
Dodge & Cox (4) 555 California Street, 40th Floor San Francisco, CA 94104	66,215,913	7.4%

1    The Board of Directors of the Company has reported to the SEC that, as of February 12, 2021, it, as an entity, had shared voting power over 135,345,419 Shares held in the MetLife Policyholder Trust (the PH Trust). The Board’s report is in Amendment No. 84, filed on February 19, 2021, to the Board’s Schedule 13D. MetLife created the PH Trust when Metropolitan Life, a wholly-owned subsidiary of MetLife, converted from a mutual insurance company to a stock insurance company in April 2000. At that time, eligible Metropolitan Life policyholders received beneficial ownership of Shares, and MetLife transferred these Shares to the PH Trust, which is the record owner of the Shares. Wilmington Trust Company serves as trustee. The PH Trust beneficiaries have sole investment power over the Shares, and can direct the trustee to vote their Shares on matters identified in the PH Trust agreement. However, the PH Trust agreement directs the trustee to vote the Shares held in the PH Trust on some shareholder matters as recommended or directed by MetLife’s Board of Directors and, on that account, the Board, under SEC rules, shares voting power with the PH Trust beneficiaries and the SEC has considered the Board, as an entity, a beneficial owner under the rules.
2    This information is based solely on a Schedule 13G/A filed with the SEC on January 29, 2021 by BlackRock, Inc., which reported beneficial ownership as of December 31, 2020 of 64,209,500 Shares, constituting 7.1% of the Shares, with sole voting power with respect to 56,782,315 of the Shares, sole dispositive power with respect to 64,209,500 of the Shares, and shared voting and dispositive power with respect to 0 of the Shares.
3    This information is based solely on a Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group, which reported beneficial ownership as of December 31, 2020 of 59,731,202 Shares, constituting 6.64% of the Shares, with sole voting power with respect to 0 of the Shares, sole dispositive power with respect to 56,327,131 of the Shares, shared voting power with respect to 1,242,254 of the Shares, and shared dispositive power with respect to 3,404,071 of the Shares.
4    This information is based solely on a Schedule 13G/A filed with the SEC on February 11, 2021 by Dodge & Cox, which reported beneficial ownership as of December 31, 2020 of 66,215,913 Shares, constituting 7.4% of the Shares, with sole voting power with respect to 62,798,113 of the Shares, sole dispositive power with respect to 66,215,913 of the Shares, and shared voting and dispositive power with respect to 0 of the Shares.

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Information About the Annual Meeting, Proxy Voting, and the Board of Directors
The Board is not aware of any matters to be presented for a vote at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the proxy card.
Accessing Your Proxy Materials
MetLife is using “notice and access” procedures to distribute its proxy materials to its shareholders. MetLife is mailing a Notice of Internet Availability of Proxy Materials (Notice) to shareholders. Shareholders who received the Notice may access the proxy materials over the Internet or, on request, receive a paper copy of the materials by mail or an e-mail copy. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or e-mail copy. The Notice further provides instructions on how shareholders may elect to receive proxy materials in the future in printed form or by electronic mail.
Some of our shareholders, including shareholders who previously asked to receive paper copies of the proxy materials, will receive paper copies of the proxy materials.
Electronic Delivery of the Proxy Statement and Annual Report to Shareholders
If you are a shareholder of record, you may choose to receive future proxy statements and annual reports to shareholders electronically by consenting to electronic delivery online by accessing your account at: www.computershare.com/metlife. If you choose to receive your proxy materials electronically, your choice will remain in effect until you notify MetLife that you wish to discontinue electronic delivery of these documents. You may provide your notice to MetLife by accessing your account via the Internet at www.computershare.com/metlife.
If you hold your Shares in street name in a stock brokerage account or at a bank or other nominee, refer to the information provided by that entity for instructions on how to elect this option.
Participating in the Annual Meeting
MetLife shareholders of record or their duly appointed proxies are entitled to participate in the Annual Meeting, submit questions, examine the list of shareholders, and vote their Shares electronically. Each shareholder may appoint only one representative to participate in the Annual Meeting on his, her or its behalf.
Due to the ongoing COVID-19 pandemic, and in order to protect the health and well-being of our shareholders, employees and directors, the Annual Meeting this year will be held solely by means of remote communication. There will be no in-person meeting at our offices.
Holders of Record. To participate in the Annual Meeting, shareholders must visit www.virtualshareholdermeeting.com/MET2021 (Virtual Meeting Site) on Tuesday, June 15, 2021, and enter the 16-digit control number (Control Number) on the Notice, proxy card, or voting instruction form they received. Shareholders who enter their Control Number may submit questions, examine the list of shareholders, vote and exercise any other shareholder rights that shareholders would be entitled to exercise at the Annual Meeting by following instructions on the Virtual Meeting Site. Anyone who does not enter a Control Number will not be able to submit questions, examine the list of shareholders or vote during the Annual Meeting but may listen as a guest.
Participants may access the Virtual Meeting Site beginning at 2:15 p.m., Eastern Time to log in prior to the start of the Annual Meeting at 2:30 p.m., Eastern Time.
Question Period. Shareholders may submit questions during the Annual Meeting related to the proposals presented at the Annual Meeting. The Company will also hold a Question Period immediately following the adjournment of the formal portion of the Annual Meeting for general shareholder questions related to the business of the Company. Shareholders may submit questions by following instructions on the Virtual Meeting Site. A shareholder who wishes to submit a question in advance may do so at www.proxyvote.com upon logging in using their Control Number. The Company expects to post responses to any appropriate questions that it did not address during the Annual Meeting or the Question Period on https://investor.metlife.com under “Quick Links.”
MetLife will make the Annual Meeting and Question Period Rules of Conduct (Rules of Conduct) available on the Virtual Meeting Site. The Rules will address such matters as the types of questions the Company will address during the Annual Meeting and during the Question Period, how the Company will respond to such questions, the guidelines for submitting questions, and how questions and responses will be disclosed to shareholders.
The Company asks all shareholders to provide name and contact details when submitting a question through the Virtual Meeting Site. This will help MetLife address any individual concerns or follow-up matters as appropriate. For questions of personal interest that are

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not of general concern to all shareholders, or questions posed at the Annual Meeting not otherwise answered, please contact the Company after the Annual Meeting by visiting https://investor.metlife.com/contact-us/.

Technical Support. Anyone who has technical difficulties accessing or using the Virtual Meeting Site during the Annual Meeting should call the technical support number on the Virtual Meeting Site.

The Virtual Meeting Site is supported on browsers (e.g., Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other internet connection.

Holders in Street Name. Beneficial owners whose Shares are held in street name in a stock brokerage account or by a bank or other nominee also are entitled to participate in the Annual Meeting. As part of your proxy materials provided by the shareholder of record, you will receive instructions on how to access the Virtual Meeting Site and participate in the Annual Meeting. You must follow those instructions to be able to participate in the Annual Meeting.
Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting
There were 877,515,739 Shares outstanding as of the April 22, 2021 Record Date. Each of those Shares is entitled to one vote on each matter to be voted on at the Annual Meeting.
All holders of record of Shares at the close of business on the April 22, 2021 record date are entitled to vote at the Annual Meeting.
Your Vote is Important
Whether or not you plan to participate in the Annual Meeting, please take the time to vote your Shares as soon as possible. You may vote your Shares on the Internet, by using a toll-free telephone number or by mailing your proxy card (see your Notice or proxy card for complete instructions, or refer to the instructions that follow).

Voting Your Shares
Holders of Record. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote by:
•participating in the virtual-only Annual Meeting and voting electronically;
•voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 14, 2021; or
•mailing your proxy card so that it is received by MetLife, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting.
Instructions about these ways to vote appear on your Notice and proxy card. If you vote on the Internet or by telephone, please have your Notice or proxy card available for reference when you vote.
For shareholders of record, votes submitted by mail, on the Internet or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you do not specify how your Shares are to be voted, the proxies will vote your Shares FOR Proposal 1 (election of each Director nominee), Proposal 2 (ratification of the appointment of Deloitte as the Company’s independent auditor for 2021) and Proposal 3 (advisory vote to approve compensation paid to the Company’s Named Executive Officers).
Holders in Street Name. If you are a beneficial owner whose Shares are held in street name and you wish to vote electronically at the virtual-only Annual Meeting, you must obtain a proxy from your bank, broker or other nominee and follow the instructions on how to access the Virtual Meeting Site and vote at the meeting.
If you do not instruct your broker how to vote on Proposals 1 or 3, your Shares will not be voted (a Broker Non-Vote). See “Tabulation of abstentions and Broker Non-Votes” following for additional details. Contact your bank, broker or other nominee directly if you have questions.
Changing Your Vote or Revoking Your Proxy After it is Submitted
Holders of Record. You may change your vote or revoke your proxy by:
•subsequently voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 14, 2021;
•signing another proxy card with a later date and returning it so that it is received by MetLife, at Vote

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Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting;
•sending your notice of revocation so that it is received by MetLife, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting or sending your notice of revocation to MetLife via the Internet at www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 14, 2021; or
•participating in the virtual-only Annual Meeting and voting electronically.
Holders in Street Name. If you hold your shares in street name in a stock brokerage account or at a bank or other nominee, please contact the brokerage firm, bank or other nominee for instructions on how to change your vote.
Voting of Shares Held in the MetLife Policyholder Trust
The beneficiaries of the MetLife Policyholder Trust may direct Wilmington Trust Company, as trustee, to vote their Shares held in the trust on certain matters that are identified in the trust agreement governing the trust, including approval of mergers and contested Directors’ elections. On all other matters, the trust agreement directs the trustee to vote the Shares held in the trust as recommended or directed by the Company’s Board of Directors. The beneficiaries of the trust may not direct the trustee to vote their shares on any matters to be presented at the Annual Meeting.
Vote Required to Elect Directors
Under the Company’s By-laws, in an uncontested election, such as the election of Directors at the Annual Meeting, the vote of a majority of the votes cast with respect to a Director’s election at a meeting at which a quorum is present will determine the election of the Director. Under Delaware law, a Director holds office until the Director’s successor is elected and qualified or until the Director’s earlier resignation or removal. The Company’s By-Laws provide that, following the certification of the shareholder vote in an uncontested election, such as the election of Directors at the Annual Meeting, any incumbent Director who is a nominee for election as Director who receives a greater number of votes “against” his or her election than votes “for” his or her election will promptly tender his or her resignation. The Governance and Corporate Responsibility Committee of the Board of Directors will promptly consider the offer to resign and recommend to the Board whether to accept or reject it. The Board will decide within 90 days following certification of the shareholder vote whether to accept or reject the resignation. The Board’s decision and, if applicable, the reasons for rejecting the resignation, will be disclosed in a Current Report on Form 8-K filed with the SEC.
Vote Required to Approve Matters Other than the Election of Directors
The affirmative vote of the holders of a majority of the Shares voting will be sufficient to ratify the appointment of Deloitte as the Company’s independent auditor for 2021 (Proposal 2) and to approve the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3).

	Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

1.	Election of 12 Directors to one-year terms	Majority of Shares voted (1)	No effect	No effect
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2021	Majority of Shares voted	No effect	Not applicable
3.	Advisory vote to approve compensation paid to the Company’s Named Executive Officers	Majority of Shares voted	No effect	No effect

1    See “Vote Required to Elect Directors” above.

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Tabulation of Abstentions and Broker Non-Votes
If a shareholder abstains from voting as to the election of each Director nominee (Proposal 1), the ratification of the appointment of Deloitte as the Company’s independent auditor for 2021 (Proposal 2), or the approval of the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3), the shareholder’s Shares will not be counted as voting for or against that matter.
If you are a beneficial owner whose Shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your Shares in its discretion on routine matters. Proposal 2 is considered routine and may be voted upon by your broker if you do not submit voting instructions. However, brokers do not have the discretion to vote their clients’ Shares on non-routine matters, unless the broker receives voting instructions from the beneficial shareholder. Proposals 1 and 3 are considered non-routine matters. Consequently, if your Shares are held in street name, you must provide your broker with instructions on how to vote your Shares in order for your Shares to be voted on these proposals. If a broker does not cast a vote as to Proposal 1 or 3, the absence of a vote will have the same effect on those proposals as an abstention, and will not affect the outcome of the vote.
Quorum
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record of one-third or more of the Shares entitled to vote at the meeting are present in person or are represented by proxies. Abstentions and Broker Non-Votes will be counted to determine whether a quorum is present.
Inspector of Election and Confidential Voting
The Board of Directors has appointed an agent of Broadridge Financial Solutions to be Inspector of Election at the Annual Meeting. The Company’s By-Laws provide for confidential voting.

Directors’ Attendance at Annual Meetings of Shareholders
Directors are expected to attend annual meetings of shareholders, and 13 out of 13 Directors serving at that time attended MetLife’s 2020 annual meeting of shareholders.
Cost of Soliciting Proxies for the Annual Meeting
The Company has retained Georgeson LLC to assist with the solicitation of proxies from the Company’s shareholders of record. For these services, the Company will pay Georgeson LLC a fee of approximately $14,000, plus expenses. The Company also will reimburse banks, brokers or other nominees for their costs of sending the Company’s proxy materials to beneficial owners. Directors, officers or other MetLife employees also may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication, but will not receive any additional compensation for such services.
Where to Find the Voting Results of the Annual Meeting
The Company will announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.
Communications with the Company’s Directors
The Board of Directors provides procedures through which security holders may send written communications to individual Directors or the Board, and procedures through which interested parties may submit communications to the Non-Management Directors. In addition, the Audit Committee of the Board provides procedures through which interested parties may submit communications regarding accounting, internal accounting controls or auditing matters to the Audit Committee. Information about these procedures is available on MetLife’s website at www.metlife.com/about-us/corporate-governance by selecting “Corporate Conduct” and then the appropriate link under the “Corporate Conduct” section.

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Additional Information
Forward-Looking Statements
This Proxy Statement may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as estimate, expect, forward-looking, goal, look forward, may, plan, project, target, will, would, and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, future sales efforts, future expenses, the outcome of contingencies such as legal proceedings, and future trends in operations and financial results.
Many factors determine Company results, and they involve unpredictable risks and uncertainties. MetLife’s forward-looking statements depend on our assumptions, our expectations, and our understanding of the economic environment, but they may be inaccurate and may change. The Company does not guarantee any future performance. Its results could differ materially from those it expresses or implies in forward-looking statements. The risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission, and others, may cause such differences. For example, MetLife’s 2020 Form 10-K, any Quarterly Reports on Form 10-Q or Current Report on Form 8-K filed by MetLife with the SEC after the Company filed the 2020 Form 10-K under the captions “Note Regarding Forward-Looking Statements” or “Risk Factors,” and other filings MetLife makes with the SEC identify some of these risks and uncertainties.
MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife makes on related subjects in reports to the SEC.
2022 Shareholder Annual Meeting Shareholder Proposals and Nominations Deadline
Rule 14a-8 under the Exchange Act establishes the eligibility requirements and the procedures that must be followed for a shareholder’s proposal to be included in a public company’s proxy materials. Under the Rule, proposals submitted for inclusion in MetLife’s 2022 proxy materials must be received by MetLife, Inc. at 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary, on or before the close of business on December 30, 2021. If the Company changes this deadline, it will disclose that fact and the new deadline in a Quarterly Report on Form 10-Q or a Current Report on Form 8-K. Proposals must comply with all the requirements of Rule 14a-8.
MetLife’s By-Laws permit a shareholder, or a group of up to 20 shareholders, owning Shares continuously for at least three years representing an aggregate of at least three percent of the voting power entitled to vote in the election of Directors, to nominate and include in MetLife’s proxy materials Director nominees constituting up to the greater of two nominees or 20% of MetLife’s Board, provided that the shareholders and the Director nominees satisfy the requirements in the By-Laws. Notice of Director nominees for inclusion in the proxy materials must be received by our Corporate Secretary at the address below no earlier than the close of business on January 16, 2022 and no later than the close of business on February 15, 2022.
A shareholder may present a matter for consideration at MetLife’s 2022 annual meeting of shareholders (including any shareholder proposal not submitted under Rule 14a-8 or any Director nomination) without requesting that the matter be included in the Company’s Proxy Statement. To do so, the shareholder must deliver to the MetLife Corporate Secretary no earlier than the close of business on January 16, 2022 and no later than the close of business on February 15, 2022 or such other date as may be announced by the Company in accordance with its By-Laws a notice containing the information required by the advance notice and other provisions of the Company’s By-Laws. The By-Laws are available on MetLife’s website at www.metlife.com/about-us/corporate-governance by selecting the appropriate category under the heading “Related Links.”
Arrangements or Understandings Pursuant to Which a Company Director Was Selected
In 2019, the Company agreed with Mark A. Weinberger that his election and service as a Director would create no obligations from the EY network or its associates (together, EY Network) to the Company. The Company also agreed it will make no claim against the EY Network relating to Mr. Weinberger's Director service. On that occasion, Mr. Weinberger informed the Company that, through year-end 2019, he would resign from the Board if the EY Network determined that his Board service raised audit or independence issues and

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would recuse himself from investments-, Brighthouse Financial, Inc.-, and EY Network-related matters. Mr. Weinberger also reminded the Company that he could not use any EY Network information for the Company's benefit, due to confidentiality.
MetLife’s Annual Report on Form 10-K
MetLife, Inc. will provide to shareholders without charge, upon written request, a copy of MetLife, Inc.’s Annual Report on Form 10-K (including financial statements and financial statement schedules, but without exhibits) for the fiscal year ended December 31, 2020. MetLife, Inc. will furnish to requesting shareholders any exhibit to the 2020 Form 10-K upon the payment of reasonable expenses incurred by MetLife, Inc. in furnishing such exhibit. Requests should be directed to MetLife Investor Relations, MetLife, Inc., 200 Park Avenue, New York, New York 10166 or via the Internet by going to https://investor.metlife.com and selecting “Request for Information” under the “Shareholder Services” section. The 2020 Form 10-K may also be accessed at https://investor.metlife.com by selecting “SEC Filings” under the “Financials” section as well as at the website of the United States Securities and Exchange Commission at www.sec.gov.

Principal Executive Offices
The principal executive offices of MetLife are at 200 Park Avenue, New York, NY 10166.
Third Party Trademarks
All third party trademarks and/or service marks (including logos and icons) used in this document remain the property of their respective owners. Unless specifically identified as such, MetLife’s use of third party trademarks does not indicate any relationship, sponsorship or endorsement between MetLife and the owners of these marks. All references by MetLife to third party marks are to identify the corresponding third party goods and/or services and intended to constitute nominative fair use under applicable trademark laws.

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APPENDIX A — COMPENSATION DISCUSSION AND ANALYSIS SUPPLEMENTARY INFORMATION
Comparator Group and MetLife Revenues, Total Assets and Market Capitalization

Comparator Group Company	Revenues ($) (1) (2)	Total Assets ($) (1) (3)	Market Capitalization ($) (3) (4)

Aflac Inc.	22,147	165,086	30,793
Allstate Corp	44,791	125,987	33,419
American Express Company (5)	36,087	191,367	97,333
American International Group	43,736	586,481	32,619
AXA SA (6) (7)	118,244	983,610	57,687
Bank of America Corporation (5)	85,528	2,819,627	262,206
Citigroup Inc. (5)	74,298	2,260,090	128,382
Hartford Financial Services	20,523	74,111	17,559
HSBC Holdings plc (5) (6)	50,429	2,984,164	105,339
JPMorgan Chase & Co. (5)	119,543	3,386,071	387,492
Manulife Financial Corp. (6) (8)	61,966	691,338	34,507
Morgan Stanley (5)	48,198	1,115,862	124,014
Prudential Financial Inc.	57,033	940,722	30,950
Sun Life Financial Inc. (6) (8)	34,033	253,661	26,002
The Travelers Companies, Inc.	31,981	116,764	35,429
U.S. Bancorp (5)	23,325	553,905	70,211
Wells Fargo & Company (5)	72,340	1,955,163	125,066
MetLife	67,842	795,146	41,922

1Source: 2020 Annual Reports on Forms 10-K, 20-F or 40-F as applicable, except source for AXA S.A.: Universal Registration Document 2020 - Annual Financial Report.
2Amounts in millions for fiscal year ended December 31, 2020.
3Amounts in millions as of December 31, 2020.
4Source: Bloomberg.
5For these companies with banking operations, revenues are shown net of the interest expense associated with deposits, short-term borrowings, trading account liabilities, long-term debt, etc. This is consistent with the presentation in each company’s financial statements.
6Amounts reported for “Revenues” and “Total Assets” under International Financial Reporting Standards. Amount reported for “Revenues” combines financial statement lines for Revenues and Net Investment Result for comparability to GAAP Revenues. All other companies’ information reported under GAAP.
7Amounts converted from Euros at €1 = U.S.$1.12225, the exchange rate as of December 31, 2020.
8Amounts converted from Canadian dollars at CAD$1 = U.S.$0.7853, the exchange rate as of December 31, 2020.

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Maximum AVIP Performance Funding Level and 2020 Calculation
The calculation has the following features:
•To produce Adjusted Earnings for AVIP, after-tax Adjusted Earnings is adjusted to remove the impact (if any) of variable investment income on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more.
•For each one full percent that Adjusted Earnings for AVIP differs from the Business Plan target, up to and including three percent above or below the target, the AVIP Performance Funding Level moves one percent up or down from 100%, interpolated between whole numbers. If performance is at least four percent above or below target, then the Performance Funding Level moves 2.5% up or down from 100% for each one percent of performance above or below the target, to a threshold funding level of 50% or maximum funding level of 150%. See graphic below for additional detail on the funding scale.
•If Adjusted Earnings for AVIP were less than 50% of the Business Plan Goal, the AVIP Performance Funding Level would be at zero – generating no funds for AVIP awards.
The Company’s Adjusted Earnings for AVIP produced the AVIP Performance Funding Level and resulting amount available for all AVIP awards for 2020 shown below.

($ in millions)

Adjusted Earnings (1)	5,623
Add (Subtract) shortfall (excess) of variable investment income, to the extent more than 10% lower (higher) than the Business Plan target	(28)
Adjusted Earnings for AVIP	5,595
Business Plan Adjusted Earnings goal	5,550
Adjusted Earnings for AVIP as a percentage of Business Plan Adjusted Earnings goal	100.8%
AVIP Performance Funding Level (for Adjusted Earnings for AVIP of 100.8% of Business Plan goal)	100.8%
Total target-performance planning amount of all employees’ AVIP (the AVIP Planning Target)	470
Total amount available for all AVIP equals AVIP Performance Funding Level times AVIP Planning Target	474

1The Compensation Committee did not modify the Company’s 2020 Adjusted Earnings, or the Business Plan target, for purpose of AVIP Performance Funding Level. See “Annual Incentive Awards” in How Did We Compensate Our CEO and Other Named Executive Officers?

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Detail of the AVIP Funding Scale Around Target

•Performance below 50% of Business Plan would provide 0% funding
•Performance between 50% to 80% of Business Plan would be limited to 50% funding
•Performance above 120% would be capped at 150% funding

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Performance Share and Performance Unit
Performance Factor

	Adjusted ROE Performance as a Percentage of Business Plan Goal (%)	Performance Factor (%)

Below Threshold	0-79	0
Threshold	80	25
Target	100	100
Maximum	120	175
Above Maximum	121+	175

	TSR Performance as a Percentile of Peers	Performance Factor (%)

Below Threshold	0-24th %tile	0
Threshold	25th %tile	25
Target	50th %tile	100
Maximum	87.5th %tile	175
Above Maximum	87.6th-99th %tile	175

The performance metrics call for a cap to the entire performance factor at 100% if the Company’s TSR for the performance period is zero or negative.

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Performance Share and Performance Unit TSR Peer Group

Company	2017-2019 Performance Period	2018-2020 Performance Period	2019-2021 Performance Period	2020-2022 Performance Period	2021-2023 Performance Period

Aegon N.V.	✓	✓
Aflac Incorporated	✓	✓	✓	✓	✓
AIA Group Limited	✓	✓
Allianz SE	✓	✓	✓	✓	✓
American International Group, Inc.	✓	✓	✓	✓	✓
Assicurazioni Generali S.p.A.	✓	✓
Aviva PLC	✓	✓
AXA S.A.	✓	✓	✓	✓	✓
Chubb Limited			✓	✓	✓
Globe Life Inc.			✓	✓	✓
Legal & General Group PLC	✓	✓	✓	✓	✓
Lincoln National Corporation	✓	✓	✓	✓	✓
Manulife Financial Corporation	✓	✓	✓	✓	✓
Ping An Insurance (Group) Company of China, Ltd.	✓	✓
Principal Financial Group, Inc.	✓	✓	✓	✓	✓
Prudential Financial, Inc.	✓	✓	✓	✓	✓
Prudential plc	✓	✓	✓	✓	✓
Sun Life Financial Inc.			✓	✓	✓
The Allstate Corporation	✓	✓	✓	✓	✓
The Dai-ichi Life Insurance Company, Limited	✓	✓	✓	✓	✓
The Hartford Financial Services Group Inc.	✓	✓	✓	✓	✓
The Travelers Companies, Inc.	✓	✓	✓	✓	✓
Unum Group	✓	✓	✓	✓	✓
Zurich Financial Services AG	✓	✓	✓	✓	✓

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APPENDIX B – NON-GAAP AND OTHER FINANCIAL DISCLOSURES

Any references in this Proxy Statement (except in this section and the tables that accompany this section) to:		should be read as, respectively:

(i)	net income (loss);	(i)	net income (loss) available to MetLife, Inc.’s common shareholders;

(ii)	net income (loss) per share;	(ii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(iii)	adjusted earnings;	(iii)	adjusted earnings available to common shareholders;

(iv)	adjusted earnings per share;	(iv)	adjusted earnings available to common shareholders per diluted common share;

(v)	book value per share;	(v)	book value per common share;

(vi)	book value per share, excluding accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA);	(vi)	book value per common share, excluding AOCI other than FCTA;

(vii)	premiums, fees and other revenues;	(vii)	adjusted premiums, fees and other revenues;

(viii)	return on equity; and	(viii)	return on MetLife, Inc.’s common stockholders’ equity; and

(ix)	adjusted ROE, excluding AOCI other than FCTA.	(ix)	adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA.

In this Proxy Statement, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.
The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

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Non-GAAP financial measures:		Comparable GAAP financial measures:

(i)	adjusted premiums, fees and other revenues;	(i)	premiums, fees and other revenues;

(ii)	adjusted premiums, fees and other revenues, excluding pension risk transfer (PRT);	(ii)	premiums, fees and other revenues;

(iii)	adjusted net investment income;	(iii)	net investment income;

(iv)	adjusted capitalization of deferred policy acquisition costs (DAC);	(iv)	capitalization of DAC;

(v)	adjusted earnings available to common shareholders;	(v)	net income (loss) available to MetLife, Inc.’s common shareholders;

(vi)	adjusted earnings available to common shareholders, excluding total notable items;	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders;

(vii)	adjusted earnings available to common shareholders per diluted common share;	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(viii)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(ix)	Adjusted ROE;	(ix)	return on equity;

(x)	Adjusted ROE, excluding AOCI other than FCTA;	(x)	return on equity;

(xi)	Adjusted ROE, excluding total notable items (excludes AOCI other than FCTA);	(xi)	return on equity;

(xii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA;	(xii)	total MetLife, Inc.’s stockholders’ equity;

(xiii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA);	(xiii)	total MetLife, Inc.’s stockholders’ equity;

(xiv)	book value per common share, excluding AOCI other than FCTA;	(xiv)	book value per common share;

(xv)	free cash flow of all holding companies;	(xv)	MetLife, Inc. (parent company only) net cash provided by (used in) operating activities;

(xvi)	adjusted other expenses;	(xvi)	other expenses;

(xvii)	adjusted other expenses, net of adjusted capitalization of DAC;	(xvii)	other expenses, net of capitalization of DAC;

(xviii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses;	(xviii)	other expenses, net of capitalization of DAC;

(xix)	adjusted expense ratio;	(xix)	expense ratio;

(xx)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT;	(xx)	expense ratio;

(xxi)	direct expenses;	(xxi)	other expenses;

(xxii)	direct expenses, excluding total notable items related to direct expenses;	(xxii)	other expenses;

(xxiii)	direct expense ratio; and	(xxiii)	expense ratio; and

(xxiv)	direct expense ratio, excluding total notable items related to direct expenses and PRT.	(xxiv)	expense ratio.

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Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period.
Reconciliations of these non-GAAP financial measures to the most directly comparable historical GAAP financial measures are included in this section. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.
MetLife’s definitions of non-GAAP and other financial measures discussed in this Proxy Statement may differ from those used by other companies:
Adjusted earnings and related measures
• adjusted earnings available to common shareholders;
• adjusted earnings available to common shareholders, excluding total notable items;
• adjusted earnings available to common shareholders per diluted common share; and
• adjusted earnings available to common shareholders, excluding total notable items per diluted common share.
These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife’s performance relative to its Business Plan and facilitate comparisons to industry results.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.
Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting MetLife’s Japan operations to calendar-year end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.
The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
• Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees);
• Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership

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interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and
• Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees).
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
• Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to NIGL and NDGL, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments);
• Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities;
• Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
• Amortization of negative VOBA excludes amounts related to Market value adjustments;
• Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
• Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (Regulatory implementation costs), and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.
Return on equity and related measures
•Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

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•Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
The above measures represent a level of equity consistent with the view that, in the ordinary course of business, MetLife does not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.
Expense ratio, direct expense ratio, adjusted expense ratio and related measures:
•Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues.
•Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
Statistical sales information:
• U.S.:
•Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products.
•Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance.
•Property & Casualty: calculated based on first year direct written premium, net of cancellation and endorsement activity.
• Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).
Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
The following additional information is relevant to an understanding of MetLife’s performance results:
•Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates.
• Asymmetrical and non-economic accounting refers to: (i) the portion of net derivative gains (losses) on embedded derivatives attributable to the inclusion of MetLife’s credit spreads in the liability valuations, (ii) hedging activity that generates net derivative gains (losses) and creates fluctuations in net income because hedge accounting cannot be achieved and the item being hedged does not a have an offsetting gain or loss recognized in earnings, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, and (iv) impact of changes in foreign currency exchange rates on the re-measurement of foreign denominated unhedged funding agreements and financing transactions to the U.S. dollar and the re- measurement of certain liabilities from non-functional currencies to functional currencies. MetLife believes that

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excluding the impact of asymmetrical and non-economic accounting from total GAAP results enhances investor understanding of MetLife’s performance by disclosing how these accounting practices affect reported GAAP results.
•MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders.
•Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders.
•Third Party Assets Under Management is comprised of non-proprietary assets managed by MetLife on behalf of unaffiliated/third party clients, which are stated at estimated fair value. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are not included in MetLife, Inc.’s consolidated financial statements.

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	2019		2020
	(In millions, except per share data)
		Earnings Per Weighted Average Common Share Diluted (1)		Earnings Per Weighted Average Common Share Diluted (1)
Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$5,721	$6.06	$5,191	$5.68
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	444	0.47	(110)	(0.12)
Less: Net derivative gains (losses)	628	0.66	1,349	1.48
Less: Other adjustments to net income (loss)	(881)	(0.93)	(1,519)	(1.67)
Less: Provision for income tax (expense) benefit	(227)	(0.24)	(127)	(0.14)
Add: Net income (loss) attributable to noncontrolling interests	10	0.01	11	0.01
Add: Preferred stock redemption premium	—	—	14	0.02
Adjusted earnings available to common shareholders	5,767	6.11	5,623	6.16
Less: Total notable items	47	0.05	(203)	(0.22)
Adjusted earnings available to common shareholders, excluding total notable items	$5,720	$6.06	$5,826	$6.38

Weighted average common shares outstanding—diluted		944.4		913.2

Corporate & Other
Adjusted earnings available to common shareholders	$(401)		$(749)
Less: Total notable items	207		—
Adjusted earnings available to common shareholders, excluding total notable items	$(608)		$(749)

Adjusted earnings available to common shareholders, excluding Corporate & Other and total notable items	$6,328		$6,575

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	2017		2018
	(In millions)
		Earnings Per Weighted Average Common Share Diluted (1)		Earnings Per Weighted Average Common Share Diluted (1)
Total Company - Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,907	$3.62	$4,982	$4.91
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(308)	(0.29)	(298)	(0.29)
Less: Net derivative gains (losses)	(590)	(0.55)	851	0.84
Less: Other adjustments to continuing operations	(1,622)	(1.51)	(941)	(0.95)
Less: Provision for income tax (expense) benefit	3,188	2.96	(86)	(0.08)
Less: Income (loss) from discontinued operations, net of income tax	(986)	(0.91)	—	—
Add: Net income (loss) attributable to noncontrolling interests	10	0.01	5	—
Adjusted earnings available to common shareholders	4,235	3.93	5,461	5.39
Less: Total notable items	(622)	(0.58)	(103)	(0.10)
Adjusted earnings available to common shareholders, excluding total notable items	$4,857	$4.50	$5,564	$5.49

Weighted average common shares outstanding — diluted (in millions)		1,078.5		1,013.9

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	2016
	(In millions)
		Earnings Per Weighted Average Common Share Diluted (1)
Total Company - Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$747	$0.67
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	317	0.29
Less: Net derivative gains (losses)	(690)	(0.64)
Less: Other adjustments to continuing operations	(481)	(0.43)
Less: Provision for income tax (expense) benefit	306	0.27
Less: Income (loss) from discontinued operations, net of income tax	(2,734)	(2.46)
Add: Net income (loss) attributable to noncontrolling interests	4	—
Adjusted earnings available to common shareholders	$4,033	$3.64
Less: Total notable items	(709)	(0.64)
Adjusted earnings available to common shareholders, excluding total notable items	$4,742	$4.28

Weighted average common shares outstanding — diluted (in millions)		1,108.5

(In millions)	2020
	U.S.	Asia	Latin America	EMEA	MetLife Holdings
Adjusted earnings available to common shareholders	$3,224	$1,565	$280	$327	$976
Less: Total notable items	—	(28)	(9)	(31)	(135)
Adjusted earnings available to common shareholders, excluding total notable items	$3,224	$1,593	$289	358	$1,111

(In millions)	2020
Net investment income	$17,117
Less: Investment hedge adjustments	(815)
Less: Operating joint venture adjustments	1
Less: Unit-linked contract income	568
Less: Securitization entities income	—
Less: Certain partnership distributions	(11)
Less: Divested businesses	46
Adjusted net investment income	$17,328

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	2017	2018	2019	2020
	(In millions, except ratio data)
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC
Capitalization of DAC	$(3,002)	$(3,254)	$(3,358)	$(3,013)
Less: Divested businesses	34	(1)	(20)	(5)
Adjusted capitalization of DAC	$(3,036)	$(3,253)	$(3,338)	$(3,008)

Reconciliation of Other Expenses to Adjusted Other Expenses
Other expenses	$12,953	$12,927	$13,229	$12,135
Less: Noncontrolling interest	(12)	(10)	(15)	(16)
Less: Regulatory implementation costs	—	11	18	20
Less: Acquisition, integration and other costs	65	24	44	42
Less: TSA fees	—	305	246	159
Less: Divested businesses	491	68	158	58
Adjusted other expenses	$12,409	$12,529	$12,778	$11,872

Other Detail and Ratios
Other expenses	$12,953	$12,927	$13,229	$12,135
Capitalization of DAC	(3,002)	(3,254)	(3,358)	(3,013)
Other expenses, net of capitalization of DAC	$9,951	$9,673	$9,871	$9,122

Premiums, fees and other revenues	$45,843	$51,222	$49,680	$49,486

Expense ratio	21.7%	18.9%	19.9%	18.4%

Direct expenses	$6,006	$5,874	$5,977	$5,342
Less: Total notable items related to direct expenses	296	214	338	—
Direct expenses, excluding total notable items related to direct expenses	$5,710	$5,660	$5,639	$5,342

Adjusted other expenses	$12,409	$12,529	$12,778	$11,872
Adjusted capitalization of DAC	(3,036)	(3,253)	(3,338)	(3,008)
Adjusted other expenses, net of adjusted capitalization of DAC	$9,373	$9,276	$9,440	$8,864
Less: Total notable items related to adjusted other expenses	377	214	338	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$8,996	$9,062	$9,102	$8,864

Adjusted premiums, fees and other revenues	$46,200	$50,778	$49,144	$49,137
Less: PRT	3,305	6,894	4,346	4,635
Adjusted premiums, fees and other revenues, excluding PRT	$42,895	$43,884	$44,798	$44,502

Direct expense ratio	13.0%	11.6%	12.2%	10.9%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	13.3%	12.9%	12.6%	12.0%
Adjusted expense ratio	20.3%	18.3%	19.2%	18.0%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	21.0%	20.6%	20.3%	19.9%

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	2015	2016
	(In millions, except ratio data)
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC
Capitalization of DAC	$(3,319)	$(3,152)
Less: Divested businesses and lag elimination (2)	120	(1)
Adjusted capitalization of DAC	$(3,439)	$(3,151)

Reconciliation of Other Expenses to Adjusted Other Expenses
Other expenses	$14,105	$13,295
Less: Noncontrolling interest	(13)	(6)
Less: Regulatory implementation costs	2	1
Less: Acquisition, integration and other costs	28	64
Less: TSA fees	—	—
Less: Divested businesses and lag elimination (2)	265	296
Adjusted other expenses	$13,823	$12,940

Other Detail and Ratios
Other expenses	$14,105	$13,295
Capitalization of DAC	(3,319)	(3,152)
Other expenses, net of capitalization of DAC	$10,786	$10,143

Premiums, fees and other revenues	$43,900	$44,370

Expense ratio	24.6%	22.9%

Direct expenses	$6,444	$5,754
Less: Total notable items related to direct expenses	362	79
Direct expenses, excluding total notable items related to direct expenses	$6,082	$5,675

Adjusted other expenses	$13,823	$12,940
Adjusted capitalization of DAC	(3,439)	(3,151)
Adjusted other expenses, net of adjusted capitalization of DAC	$10,384	$9,789
Less: Total notable items related to adjusted other expenses	362	507
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$10,022	$9,282

Adjusted premiums, fees and other revenues	$44,329	$44,479
Less: PRT	1,740	1,761
Adjusted premiums, fees and other revenues, excluding PRT	$42,589	$42,718

Direct expense ratio	14.5%	12.9%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	14.3%	13.3%
Adjusted expense ratio	23.4%	22.0%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	23.5%	21.7%

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	2016	2017	2018	2019	2020

Return on Equity
Return on MetLife, Inc.’s:
Common stockholders’ equity	1.0%	6.3%	9.6%	9.8%	7.6%
Adjusted return on MetLife, Inc.’s:
Common stockholders’ equity	5.6%	6.8%	10.6%	9.8%	8.3%
Common stockholders’ equity, excluding AOCI other than FCTA	7.0%	8.4%	12.6%	13.1%	11.9%
Common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	8.2%	9.6%	12.8%	13.0%	12.3%
Book Value (3)
Book value per common share			$51.53	$68.62	$78.67
Less: Net unrealized investment gains (losses), net of income tax			9.03	21.84	26.58
Less: Defined benefit plans adjustment, net of income tax			(2.12)	(2.19)	(2.09)
Book value per common share, excluding AOCI other than FCTA			$44.62	$48.97	$54.18
Common shares outstanding, end of period (In millions)			958.6	915.3	892.9

	2016	2017	2018	2019	2020
	(In millions)
MetLife, Inc.’s Common Stockholders’ Equity
Total MetLife, Inc.’s stockholders’ equity	$67,531	$58,676	$52,741	$66,144	$74,558
Less: Preferred stock	2,066	2,066	3,340	3,340	4,312
MetLife, Inc.’s common stockholders’ equity	65,465	56,610	49,401	62,804	70,246
Less: Net unrealized investment gains (losses), net of income tax	12,650	13,662	8,655	19,981	23,730
Less: Defined benefit plans adjustment, net of income tax	(1,972)	(1,845)	(2,028)	(2,002)	(1,863)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	54,787	44,793	42,774	44,825	48,379
Less: Total notable items	(709)	(622)	(103)	47	(203)
Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	$55,496	$45,415	$42,877	$44,778	$48,582

Average common stockholders’ equity	$71,959	$62,154	$51,668	$58,575	$67,869
Average common stockholders’ equity, excluding AOCI other than FCTA	$57,609	$50,491	$43,427	$43,929	$47,251
Average common stockholders’ equity, excluding total notable items (excluding AOCI other than FCTA)	$57,985	$50,651	$43,487	$44,030	$47,332

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	2015	2016	2017	2018	2019	2020
	(In millions)
Total Company—Premiums, Fees and Other Revenues
Premiums, fees and other revenues	$43,900	$44,370	$45,843	$51,222	$49,680	$49,486
Less: Unearned revenue adjustments	7	30	12	(7)	97	33
Less: GMIB fees	97	124	125	120	108	102
Less: Settlement of foreign currency earnings hedges	(37)	4	22	19	9	—
Less: TSA fees	—	—	—	305	246	159
Less: Divested businesses and lag elimination (2)	(496)	(267)	(516)	7	76	55
Adjusted premiums, fees and other revenues	$44,329	$44,479	$46,200	$50,778	$49,144	$49,137

	2018	2019	2020
	(In billions, except ratios)
Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies
MetLife, Inc. (parent company only) net cash provided by operating activities	$5.5	$4.2	$3.5
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	—	0.5	1.4
Add: Adjustments from net cash provided by operating activities to free cash flow (4)	(1.1)	(0.3)	(0.2)
MetLife, Inc. (parent company only) free cash flow	4.4	4.4	4.7
Other MetLife, Inc. holding companies free cash flow (5)	(1.0)	0.5	(0.7)
Free cash flow of all holding companies (6)	$3.4	$4.9	$4.0
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$5.5	$4.2	$3.5
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders (6)	$5.0	$5.7	$5.2
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders (6),(7)	110%	73%	67%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies (8)	$3.4	$4.9	$4.0
Consolidated adjusted earnings available to common shareholders (8)	$5.5	$5.8	$5.6
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders (8)	62%	86%	71%

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Table of Contents	2021 Proxy Statement

	2012	2013
	(In billions, except ratios)
Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies (9)
MetLife, Inc. (parent company only) net cash provided by operating activities	$2.6	$1.9
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	—	—
Add: Adjustments from net cash provided by operating activities to free cash flow (4)	(1.5)	0.2
MetLife, Inc. (parent company only) free cash flow	1.1	2.1
Other MetLife, Inc. holding companies free cash flow (5)	0.4	0.1
Free cash flow of all holding companies	$1.5	$2.2
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$2.6	$1.9
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders	$1.2	$3.2
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders	218%	57%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies	$1.5	$2.2
Consolidated adjusted earnings available to common shareholders	$5.6	$6.3
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders	26%	36%

1Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.
2For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.
3Book values exclude $4,312 million, $3,340 million and $3,340 million of equity related to preferred stock at December 31, 2020, 2019 and 2018, respectively.
4Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; and (iv) investment portfolio and derivatives changes and other, net.
5Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions from MetLife, Inc.; (iii) capital contributions to subsidiaries; (iv) repayments on and (issuances of) loans to subsidiaries, net; (v) other expenses; (vi) dividends and returns of capital to MetLife, Inc. and (vii) investment portfolio changes and other, net.
6Consolidated net income (loss) available to MetLife, Inc.’s common shareholders for 2018 includes costs related to the separation of Brighthouse Financial, Inc. (Brighthouse) and its subsidiaries (Separation) of $0.08 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 109%.
7Including the free cash flow of other MetLife, Inc. holding companies of ($0.7) billion, $0.5 billion and ($1.0) billion for the years ended December 31, 2020, 2019 and 2018, respectively, in the numerator of the ratio, this ratio, as adjusted, would be 54%, 83% and 90%, respectively.
8(i) In 2020, consolidated adjusted earnings available to common shareholders was negatively impacted by a notable item, related to actuarial assumption review and other insurance adjustments of $0.2 billion, net of income tax.

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Table of Contents	2021 Proxy Statement
Excluding this notable item impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2020, would be 69%.
(ii) In 2019, consolidated adjusted earnings available to common shareholders was positively impacted by notable items, primarily related to tax related adjustments of $0.5 billion, net of income tax, partially offset by expense initiative costs of $0.3 billion, net of income tax. Excluding such notable items impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2019, would be 87%.
(iii) In 2018, $0.3 billion of Separation-related items (comprised of certain Separation-related inflows primarily related to reinsurance benefit from Brighthouse) were included in free cash flow, which increased MetLife, Inc. holding companies’ liquid assets, as well as MetLife, Inc.’s free cash flow ratio. Excluding these Separation-related items, adjusted free cash flow would be $3.1 billion for the year ended December 31, 2018. Consolidated adjusted earnings available to common shareholders for 2018 was negatively impacted by notable items, primarily related to expense initiative costs of $0.3 billion, net of income tax, partially offset by tax adjustments of $0.2 billion, net of income tax. Excluding the Separation-related items, which increased free cash flow, from the numerator of the ratio and excluding such notable items negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2018 would be 56%.
9As published, has not been modified for restatements, acquisitions or dispositions, discontinued operations or new accounting standards.

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Table of Contents	2021 Proxy Statement
Glossary
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2015 Director Plan - the MetLife, Inc. 2015 Non-Management Director Stock Compensation Plan.

2015 Stock Plan - the MetLife, Inc. 2015 Stock and Incentive Compensation Plan.

Account Formula - the personal retirement account formula, which is based on monthly credits for each employee based on the employee’s eligible compensation plus interest.

Adjusted Earnings - a non-GAAP measure, based on net income available to MetLife’s common shareholders. Adjusted Earnings focuses on the Company's primary businesses, principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. It also excludes net investment gains (losses), net derivative gains (losses), and other adjustments related to revenues and expenses, all net of income tax, and the impact of net income (loss) attributable to noncontrolling interests and preferred stock redemption premium. See Appendix B for more information.

Adjusted EPS - Adjusted Earnings divided by weighted average common shares outstanding - diluted. See Appendix B for more information.

Adjusted ROE - Adjusted Earnings divided by average common stockholders’ equity, excluding accumulated other comprehensive income other than foreign currency translation adjustment. See Appendix B for more information.

Auxiliary Plan - the MetLife Auxiliary Retirement Plan.

AVIP - the MetLife Annual Variable Incentive Plan.

Business Plan - MetLife crafts its Business Plan to set its targets, goals, and expectations for the year, and uses it for the Company’s planning and projections. The Board’s Finance and Risk Committee reviews and endorsed the Business Plan for Board approval.

Core - modified for Notable Items.

Deferred Shares - compensation payable in shares of MetLife, Inc. common stock receipt of which the recipient has deferred.

Direct Expense Ratio - adjusted direct expenses, divided by adjusted premiums, fees, and other revenues excluding pension risk transfers. See Appendix B for more information.

Free Cash Flow Ratio - ratio of Free Cash Flow (the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios, determined prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions) divided by Adjusted Earnings. See Appendix B for more information.

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Table of Contents	2021 Proxy Statement

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Match Plan - the MetLife Auxiliary Match Plan, an unfunded nonqualified deferred compensation plan to provide employer contributions for employees who elect to contribute to the 401(k) Plan and who have compensation beyond annual U.S. Tax Code limits. The contributions are similar to those that match employee contributions to the 401(k) Plan.

Metropolitan Life - Metropolitan Life Insurance Company, a direct, wholly-owned subsidiary of MetLife, Inc. with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. Metropolitan Life’s common stock is not publicly traded.

Notable Items - reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items, regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of Company results and to evaluate, and forecast those results. Notable Items identified in the Company’s Quarterly Financial Supplements are: (1) actuarial assumption review and other insurance adjustments; (2) expense initiative costs; (3) interest on tax adjustments; and (4) tax adjustments. Notable Items represent a positive or negative impact to adjusted earnings available to common shareholders.

Total Compensation - with respect to a year, the total of base salary earnings during the year, annual incentive awards for performance in that year, and LTI awards in consideration of performance in that year and potential for future contributions. Items such as sign-on payments and others that the Compensation Committee recommends, but which are not determined under the Company’s general executive compensation framework, are not included. Retirement benefits, medical programs, and potential termination payments are also not included.

TSR Peer Group - the group of Company competitors listed in Appendix A used to determine a part of the Performance Shares Performance Factor.

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MetLife

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© 2021 MetLife Services and Solutions, LLC

MetLife

METLIFE, INC.
C/O COMPUTERSHARE
P.O. BOX 505008
LOUISVILLE, KY 40233-9814

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D53976-P56084 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METLIFE, INC.

The following items are more fully described in the Proxy Statement. The Board of Directors has proposed and recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Cheryl W. Grisé	☐	☐	☐
1b. Carlos M. Gutierrez	☐	☐	☐
1c. Gerald L. Hassell	☐	☐	☐
1d. David L. Herzog	☐	☐	☐
1e. R. Glenn Hubbard, Ph.D.	☐	☐	☐
1f. Edward J. Kelly, III	☐	☐	☐
1g. William E. Kennard	☐	☐	☐
1h. Michel A. Khalaf	☐	☐	☐
1i. Catherine R. Kinney	☐	☐	☐
1j. Diana L. McKenzie	☐	☐	☐
1k. Denise M. Morrison	☐	☐	☐
1l. Mark A. Weinberger	☐	☐	☐

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Internet and telephone voting are available no later than 11:59 PM, Eastern Time, June 14, 2021.
Proxy Cards submitted by mail must be received prior to the 2021 Annual Meeting of Shareholders.

Your Internet or telephone vote authorizes the named proxies to vote your shares
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D53977-P56084

METLIFE, INC.

Proxy solicited on behalf of the MetLife, Inc. Board of Directors for the 2021 Annual Meeting of Shareholders, June 15, 2021

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Stephen W. Gauster and Timothy J. Ring as proxies, each with full power of substitution, the signatures of both of whom shall be required to take any action as proxies, to vote all shares of MetLife, Inc. Common Stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2021 Annual Meeting and at any adjournments or postponements thereof. The proxies are authorized to vote and will vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this Proxy Card. **If this Proxy Card is signed and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of Directors of MetLife, Inc.** If this Proxy Card is signed and returned, the proxies appointed thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the 2021 Annual Meeting and at any adjournments or postponements thereof.

Continued and to be marked, dated and signed on reverse side